Exhibit 10.1

Execution Version THIS RESTRUCTURING SUPPORT AGREEMENT IS NOT AN OFFER OR ACCEPTANCE WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN WITHIN THE MEANING OF SECTION 1125 OF THE BANKRUPTCY CODE. ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE. NOTHING CONTAINED IN THIS RESTRUCTURING SUPPORT AGREEMENT SHALL BE AN ADMISSION OF FACT OR LIABILITY OR, UNTIL THE OCCURRENCE OF THE AGREEMENT EFFECTIVE DATE ON THE TERMS DESCRIBED HEREIN, DEEMED BINDING ON ANY OF THE PARTIES HERETO. THIS RESTRUCTURING SUPPORT AGREEMENT IS THE PRODUCT OF SETTLEMENT DISCUSSIONS AMONG THE PARTIES HERETO. ACCORDINGLY, THIS RESTRUCTURING SUPPORT AGREEMENT IS PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS. THIS RESTRUCTURING SUPPORT AGREEMENT DOES NOT PURPORT TO SUMMARIZE ALL OF THE TERMS, CONDITIONS, REPRESENTATIONS, WARRANTIES, AND OTHER PROVISIONS WITH RESPECT TO THE TRANSACTIONS DESCRIBED HEREIN, WHICH TRANSACTIONS WILL BE SUBJECT TO THE COMPLETION OF DEFINITIVE DOCUMENTS INCORPORATING THE TERMS SET FORTH HEREIN AND THE CLOSING OF ANY TRANSACTION SHALL BE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN SUCH DEFINITIVE DOCUMENTS AND THE APPROVAL RIGHTS OF THE PARTIES SET FORTH HEREIN AND IN SUCH DEFINITIVE DOCUMENTS, IN EACH CASE, SUBJECT TO THE TERMS HEREOF. RESTRUCTURING SUPPORT AGREEMENT This RESTRUCTURING SUPPORT AGREEMENT (including all exhibits, annexes, and schedules hereto in accordance with Section 14.02, this "Agreement") is made and entered into as of October 12, 2026 (the "Execution Date"), by and among the following parties (each of the following described in sub-clauses (i) through (v) of this preamble, collectively, the "Parties"):1 (i). Getty Images Holdings, Inc., a corporation incorporated under the Laws of Delaware ("Holdings") and certain of its Affiliates and subsidiaries listed on the Company Parties' signature page to this Agreement (the Entities in this clause (i), collectively, the "Company Parties"); (ii). the undersigned holders of, or investment advisors, sub-advisors, or managers of funds or accounts that hold, Secured Funded Debt Claims that have executed and delivered counterpart signature pages to this Agreement, a Joinder, or a Transfer 1 Capitalized terms used but not defined in the preamble and recitals to this Agreement have the meanings set forth in Section 1.

2 Agreement to counsel to the Company Parties (the Entities in this clause (ii), collectively, the "Consenting Secured Lenders"); (iii). the undersigned holders of, or investment advisors, sub-advisors, or managers of funds or accounts that hold, Revolving Loan Claims that have executed and delivered counterpart signature pages to this Agreement, a Joinder, or a Transfer Agreement to counsel to the Company Parties (the Entities in this clause (iii), collectively, the "Consenting RCF Lenders"); (iv). the undersigned holders of, or investment advisors, sub-advisors, or managers of funds or accounts that hold, Unsecured Notes Claims that have executed and delivered counterpart signature pages to this Agreement, a Joinder, or a Transfer Agreement to counsel to the Company Parties (the Entities in this clause (iv), collectively, the "Consenting Unsecured Noteholders," and together with the Consenting Secured Lenders and the Consenting RCF Lenders, the "Consenting Creditors"); and (v). the undersigned holders of Holdings Equity Interests that have executed and delivered counterpart signature pages to this Agreement as a "Consenting Shareholder" as of the Agreement Effective Date to counsel to the Company Parties (the Entities in this clause (v), collectively, the "Consenting Shareholders," and together with the Consenting Creditors, the "Consenting Stakeholders"). RECITALS WHEREAS, the Company Parties and the Consenting Stakeholders have in good faith and at arm's length negotiated or been apprised of certain restructuring and recapitalization transactions with respect to the Company Parties' capital structure on the terms set forth in this Agreement and as specified in the term sheet attached as Exhibit A hereto (the "Restructuring Term Sheet" and, such transactions as described in this Agreement and the Restructuring Term Sheet, the "Restructuring Transactions"); WHEREAS, the Company Parties intend to effectuate the Restructuring Transactions by commencing voluntary pre-packaged bankruptcy cases under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware or such other venue as agreed to by the Company Parties and the Required Consenting Stakeholders (the "Bankruptcy Court" and, such cases, the "Chapter 11 Cases") consistent with the terms of this Agreement and the Restructuring Term Sheet; and WHEREAS, the Parties have agreed to take certain actions in support of the Restructuring Transactions on the terms and conditions set forth in this Agreement and the Restructuring Term Sheet. NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound hereby, agrees as follows:

3 AGREEMENT Section 1. Definitions and Interpretation. 1.01. Definitions. The following terms shall have the following definitions: "9.75% Notes" means the 9.750% Senior Notes due 2027 issued by Getty Images, Inc., pursuant to the 9.75% Notes Indenture. "9.75% Notes Claims" means any Claim on account of, related to, or in connection with the 9.75% Notes. "9.75% Notes Indenture" means that certain First Supplemental Indenture, dated as of February 19, 2019, by and among Getty Images, Inc., the guarantors party thereto, and the 9.75% Notes Trustee, as amended and supplemented from time to time. "9.75% Notes Trustee" means Wilmington Trust, National Association, in its capacity as the trustee under the 9.75% Notes Indenture. "11.25% Secured Notes" means the 11.250% Senior Secured Notes due 2030 issued by Getty Images, Inc., pursuant to the 11.25% Secured Notes Indenture. "11.25% Secured Notes Claims" means any Claim on account of, related to, or in connection with the 11.25% Secured Notes. "11.25% Secured Notes Indenture" means that certain Indenture, dated as of May 5, 2025, by and among Getty Images, Inc., the guarantors party thereto, and the 11.25% Secured Notes Trustee, as amended and supplemented from time to time. "11.25% Secured Notes Trustee" means U.S. Bank Trust Company, National Association, in its capacity as the trustee and notes collateral agent under the 11.25% Secured Notes Indenture. "14.00% Notes" means the 14.000% Senior Notes due 2028 issued by Getty Images, Inc., pursuant to the 14.00% Notes Indenture. "14.00% Notes Claims" means any Claim on account of, related to, or in connection with the 14.00% Notes. "14.00% Notes Indenture" means that certain First Supplemental Indenture, dated as of October 21, 2025, by and among Getty Images, Inc., the guarantors party thereto, and the 14.00% Notes Trustee, as amended and supplemented from time to time. "14.00% Notes Trustee" means Wilmington Trust, National Association, in its capacity as the trustee under the 14.00% Notes Indenture. "Additional Consenting Creditor" has the meaning set forth in Section 8.03. "Affiliate" has the meaning set forth in section 101(2) of the Bankruptcy Code as if such entity was a debtor in a case under the Bankruptcy Code. As used herein, "Affiliate" of any

4 Company Party shall not, and shall not be deemed to, include any Consenting Shareholder or any Affiliate of any Consenting Shareholder, and "Affiliate" of any Consenting Shareholder shall not, and shall not be deemed to, include any Company Party. "Agents" means the Credit Agreement Agent, the DIP Agent, or any other administrative agent, collateral agent, or similar Entity under the Credit Agreement or Indentures, as applicable, that may exist from time to time, including, in each case, any successors thereto. "Agents/Trustees" means, collectively, each of the Agents and Trustees. "Agreement" has the meaning set forth in the preamble to this Agreement and, for the avoidance of doubt, includes all the exhibits, annexes, and schedules hereto in accordance with Section 14.02 (including the Restructuring Term Sheet), as may be amended, supplemented, or modified from time to time in accordance with this Agreement. "Agreement Effective Date" means the date on which all of the conditions set forth in Section 2 have been satisfied or waived by the appropriate Party or Parties in accordance with this Agreement. "Agreement Effective Period" means, with respect to a Party, the period from the Agreement Effective Date to the Termination Date applicable to that Party. "Alternative Restructuring Proposal" means any inquiry, proposal, offer, bid, term sheet, discussion, or agreement with respect to a sale, disposition, new-money investment, restructuring, reorganization, merger, amalgamation, acquisition, consolidation, dissolution, equity investment, debt investment, financing transaction, liquidation, tender offer, recapitalization, plan of reorganization, share exchange, business combination, or similar transaction involving any one or more Company Parties or the debt, equity, or other interests in any one or more Company Parties other than the Restructuring Transactions. "Approved Budget" has the meaning set forth in the DIP Term Sheet. "Bankruptcy Code" has the meaning set forth in the recitals to this Agreement. "Bankruptcy Court" has the meaning set forth in the recitals to this Agreement. "Business Day" means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state of New York. "Causes of Action" has the meaning set forth in the Restructuring Term Sheet. "Chapter 11 Cases" has the meaning set forth in the recitals to this Agreement. "Claim" has the meaning ascribed to it in section 101(5) of the Bankruptcy Code. "Company Claims/Interests" means any Claim against, or Equity Interest in, the Company Parties, including the Secured Funded Debt Claims, the Revolving Loan Claims, the Unsecured

5 Notes Claims, the Warrant Claims, and the Holdings Equity Interests; provided that any Loaned Note Claim held by the applicable Consenting Stakeholder shall not constitute "Company Claims/Interests" bound by this Agreement until such Loaned Notes have been recalled by such Consenting Stakeholder. "Company Parties" has the meaning set forth in the preamble to this Agreement. "Confidentiality Agreement" means an executed confidentiality agreement, including with respect to the issuance of a "cleansing letter" or other public disclosure of material non-public information agreement, in connection with any proposed Restructuring Transactions. "Confirmation Order" means the confirmation order with respect to the Plan entered by the Bankruptcy Court, including all exhibits and schedules thereto. "Consenting Creditor Advisors" means, collectively, the Consenting RCF Lender Advisors, the Consenting Secured Lender Advisors, and the Consenting Unsecured Noteholder Advisors. "Consenting Creditor Fees and Expenses" means, collectively, the Consenting RCF Lender Fees and Expenses, Consenting Secured Lender Fees and Expenses, and Consenting Unsecured Noteholder Fees and Expenses. "Consenting Creditors" has the meaning set forth in the preamble of this Agreement. "Consenting RCF Lender Advisors" means (i) Milbank LLP as counsel to the Credit Agreement Agent and certain Consenting RCF Lenders and (ii) one local counsel to the Credit Agreement Agent and certain Consenting RCF Lenders. "Consenting RCF Lender Fees and Expenses" means the reasonable and documented fees and expenses of the Consenting RCF Lender Advisors, in each case as properly incurred and invoiced before, on, or after the Agreement Effective Date and in accordance with the applicable fee letters or fee arrangements between the Consenting RCF Lender Advisors and the Company Parties, if any. "Consenting RCF Lenders" has the meaning set forth in the preamble of this Agreement. "Consenting Secured Lender Advisors" means (i) Gibson, Dunn & Crutcher LLP as counsel to certain Consenting Secured Lenders; (ii) Houlihan Lokey Capital, Inc. as investment banker to certain Consenting Secured Lenders; and (iii) one local counsel to certain Consenting Secured Lenders. "Consenting Secured Lender Fees and Expenses" means the reasonable and documented fees and expenses of the Consenting Secured Lender Advisors, in each case as properly incurred and invoiced before, on, or after the Agreement Effective Date and (i) in the case of Houlihan Lokey Capital, Inc., in accordance with the Houlihan Engagement Letter and (ii) in the case of each other Consenting Secured Lender Advisor, in accordance with the other applicable fee letters or fee arrangements between such Consenting Secured Lender Advisor and the Company Parties.

6 "Consenting Secured Lenders" has the meaning set forth in the preamble of this Agreement. "Consenting Shareholder Advisors" means, collectively, (a) Paul, Weiss, Rifkind, Wharton & Garrison LLP as counsel, Moelis & Company LLC as investment banker, and one local counsel to Sutton Place Limited, on behalf of certain Consenting Shareholders; and (b) Jones Day as counsel, Rothschild & Co. as investment banker, and one local counsel to Consenting Shareholder Koch Equity Development LLC. "Consenting Shareholder Consent Right" has the meaning set forth in Section 3.02. "Consenting Shareholder Fees and Expenses" means all reasonable and documented fees and expenses of the Consenting Shareholder Advisors, in each case as properly incurred and invoiced before, on, or after the Agreement Effective Date and (a) in the case of Moelis & Company LLC, in accordance with Moelis Engagement Letter, (b) in the case of Rothschild & Co., in accordance with the Rothschild Engagement Letter, and (c) in the case of each other Consenting Shareholder Advisor, the other applicable fee letters or fee arrangements between the Consenting Shareholder Advisor and the Company Parties, if any. "Consenting Shareholders" has the meaning set forth in the preamble to this Agreement. "Consenting Stakeholder Advisors" means, collectively, the Consenting Creditor Advisors and Consenting Shareholder Advisors. "Consenting Stakeholder Fees and Expenses" means, collectively, the Consenting Creditor Fees and Expenses and the Consenting Shareholder Fees and Expenses. "Consenting Stakeholders" has the meaning set forth in the preamble of this Agreement. "Consenting Unsecured Noteholder Advisors" means (i) Akin Gump Strauss Hauer & Feld LLP as counsel to the Unsecured Noteholders Ad Hoc Committee; (ii) Perella Weinberg Partners LP as investment banker to the Unsecured Noteholders Ad Hoc Committee; and (iii) one local counsel to the Unsecured Noteholders Ad Hoc Committee. "Consenting Unsecured Noteholder Fees and Expenses" means the reasonable and documented fees and expenses of the Consenting Unsecured Noteholder Advisors, in each case as properly incurred and invoiced before, on, or after the Agreement Effective Date and (a)(i) in the case of Perella Weinberg Partners LP, in accordance with the PWP Engagement Letter (ii) in the case of each other Consenting Unsecured Noteholder Advisor, in accordance with the other applicable fee letters or fee arrangements between such Consenting Unsecured Noteholder Advisor and the Company Parties, and (b) to the extent incurred after the Petition Date through the Restructuring Effective Date, pursuant to the Confirmation Order. "Consenting Unsecured Noteholders" has the meaning set forth in the preamble of this Agreement.

7 "Credit Agreement" means that certain Credit Agreement, dated as of February 19, 2019, among certain Company Parties, the lenders party thereto, the Credit Agreement Agent, and certain other parties thereto, as amended and restated from time to time. "Credit Agreement Agent" means JPMorgan Chase Bank, N.A. in its capacity as administrative agent and collateral agent under the Credit Agreement. "Debtor Release" has the meaning set forth in the Restructuring Term Sheet. "Debtors" means, collectively, (a) the Company Parties and (b) if applicable, any of their Affiliates or subsidiaries that commence Chapter 11 Cases in consultation with the Required Consenting Stakeholders. "Definitive Documents" has the meaning set forth in Section 3.01. "DIP Agent" has the meaning set forth in the DIP Term Sheet. "DIP Claims" means any Claim on account of, related to, or in connection with the DIP Facility (including, for the avoidance of doubt, all amounts borrowed by the Debtors under the DIP Facility, and all fees, expenses and other amounts owed by the Debtors under or relating to the DIP Documents). "DIP Credit Agreement" has the meaning set forth in the DIP Term Sheet. "DIP Documents" means (a) the DIP Term Sheet; (b) the DIP Orders; (c) the DIP Credit Agreement; and (d) the related ancillary documents. "DIP Exit Fee" has the meaning set forth in the DIP Term Sheet. "DIP Facility" has the meaning set forth in the DIP Term Sheet. "DIP Lenders" means any Entity providing commitments and funding the loans incurred under the DIP Facility, including the Consenting Shareholders that provide such commitments and fund such loans. "DIP Orders" means the Interim DIP Order and the Final DIP Order. "DIP Term Sheet" means the term sheet setting forth the terms and conditions of the DIP Facility, attached hereto as Exhibit B. "Disclosure Statement" means the disclosure statement with respect to the Plan, that is prepared and distributed to holders of Company Claims/Interests entitled to vote on the Plan in accordance with, among other things, sections 1125, 1126(b), and 1145 of the Bankruptcy Code, Rule 3018 of the Federal Rules of Bankruptcy Procedure, and other applicable Law, and all exhibits, schedules, supplements, modifications, and amendments thereto. "Disclosure Statement Order" means the order of the Bankruptcy Court approving the Disclosure Statement as a disclosure statement meeting the applicable requirements of the

8 Bankruptcy Code and, to the extent necessary, approving the related Solicitation Materials, which order may be the Confirmation Order. "ECL" means that certain equity commitment letter agreement by and among the Company Parties and the Consenting Shareholders, attached hereto as Exhibit C, that sets forth the terms and conditions of the New Equity Investment which shall be in form and substance acceptable to the Consenting Shareholders. "Entity" shall have the meaning set forth in section 101(15) of the Bankruptcy Code. "Equitization Commitment" has the meaning set forth in the ECL. "Equity Interests" or "Interests" means, collectively, the shares (or any class thereof), common stock, preferred stock, limited liability company interests, and any other equity, equity security (as defined in section 101(16) of the Bankruptcy Code), ownership, or profits interests of any Company Parties, and options, warrants, rights, or other securities or agreements to acquire or subscribe for, or which are convertible into the shares (or any class thereof) of, common stock, preferred stock, limited liability company interests, or other equity, ownership, or profits interests of any Company Parties (in each case whether or not arising under or in connection with any employment agreement and whether or not certificated, transferable, preferred, common, voting, or denominated "stock" or a similar security). "Equity Investment" has the meaning set forth in the ECL. "EUR Term Loan Claims" means any Claim on account of, related to, or in connection with any EUR Term Loan. "EUR Term Loans" means the "Euro Term B-1 Loans" as defined in the Credit Agreement. "Exculpation" has the meaning set forth in the Restructuring Term Sheet. "Execution Date" has the meaning set forth in the preamble to this Agreement. "Exit Facilities" means the New Notes, the New Term Loans, and the New RCF. "Exit Term Sheet" means the term sheet setting forth the terms and conditions of the New Notes, the New Term Loans, and the New RCF, attached hereto as Exhibit D. "Final DIP Order" means the order entered by the Bankruptcy Court approving the DIP Facility and the consensual use of cash collateral on a final basis. "First Day Pleadings" means the first-day pleadings that the Company Parties determine are necessary or desirable to file with the Bankruptcy Court in connection with the Chapter 11 Cases. "Governance Documents" means the new organizational documents, shareholders' agreement, registration rights agreement, and all other governance documents of New Getty

9 Images and the other Reorganized Company Parties, the terms of which shall be determined by the Consenting Shareholders. "Holdings Equity Interests" means Equity Interests of Holdings. "Houlihan Engagement Letter" means that certain engagement letter by and among the Company Parties, Gibson Dunn, and Houlihan Lokey Capital, Inc. entered into substantially contemporaneously with this Agreement. "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder. "Indentures" means, collectively, the 11.25% Secured Notes Indenture, the 14.00% Notes Indenture, and the 9.75% Notes Indenture. "Injunction" has the meaning set forth in the Restructuring Term Sheet. "Interim DIP Order" means the order entered by the Bankruptcy Court approving the DIP Facility and the consensual use of cash collateral on an interim basis. "Joinder" means a joinder agreement pursuant to which a newly joining party becomes bound by the terms of this Agreement, the form of which is attached hereto as Exhibit E. "Law" means any federal, state, local, or foreign law (including common law), statute, code, ordinance, rule, regulation, order, ruling, or judgment, in each case, that is validly adopted, promulgated, issued, or entered by a governmental authority of competent jurisdiction (including the Bankruptcy Court). "Lien" has the meaning set forth in section 101(37) of the Bankruptcy Code. "Loaned Note Claims" means Secured Funded Debt Claims or Unsecured Notes Claims on account of, related to, or in connection with Loaned Notes. "Loaned Notes" means any 9.75% Notes, 11.25% Secured Notes, and 14.00% Notes loaned or transferred to any third-party on a temporary basis by the holders thereof pursuant to any loan or repurchase agreement. "Milestones" means the milestones set forth in Schedule 1 attached hereto, as may be extended or waived in accordance with the terms set forth in Schedule 1. "MIP" means the management incentive plan described in the Restructuring Term Sheet, reserving up to 10% of the New Interests, the terms of which shall be determined by the New Board after the Restructuring Effective Date. "Moelis Engagement Letter" means that certain engagement letter by and among the Company Parties, Paul, Weiss, Rifkind, Wharton & Garrison LLP, and Moelis & Company LLC entered into substantially contemporaneously with this Agreement.

10 "New Board" means the board of managers, board of directors or other governing body of New Getty Images established pursuant to the Governance Documents. "New Credit Agreement" means that certain credit agreement, dated as of the Restructuring Effective Date, that sets forth the terms and conditions of the New Term Loans and the New RCF in accordance with the Exit Term Sheet. "New Equity Investment" has the meaning set forth in the Restructuring Term Sheet. "New Equity Investor" means each investor of the New Equity Investment party to the ECL, together with its Affiliates, Related Funds, and any trust or similar Entity established by or for the benefit of such investor or any of its Affiliates, in each case, to the extent such Entity funds or holds (or is assigned or designated to fund or hold) any portion of the New Equity Investment in accordance with the ECL. "New EUR Term Loans" means the senior secured term loans denominated in Euros to be incurred by the applicable Reorganized Company Parties on the Restructuring Effective Date pursuant to the New Credit Agreement. "New Getty Images" means the parent of the Reorganized Debtors on and after the Restructuring Effective Date, which may be a new entity or the reorganized Holdings. "New Interests" means Equity Interests in New Getty Images. "New Notes" means new senior secured notes to be issued by the applicable Reorganized Company Parties on the Restructuring Effective Date pursuant to the New Notes Indenture. "New Notes Documents" means the New Notes Indenture and all security and other documents related thereto. "New Notes Indenture" means that certain Indenture, dated as of the Restructuring Effective Date, that sets forth the terms and conditions of the New Notes in accordance with the Exit Term Sheet. "New RCF" means an amended and restated senior secured revolving credit facility with an aggregate commitment of $150,000,000.00 to be incurred by the applicable Reorganized Company Parties on the Restructuring Effective Date pursuant to the New Credit Agreement. "New RCF Documents" means the New Credit Agreement and all security and other documents related thereto, to the extent related to or affecting the New RCF. "New RCF Lenders" means the Consenting RCF Lenders, in their capacity as lenders of the New RCF party to the New Credit Agreement. "New Term Loan Documents" means the New Credit Agreement and all security and other documents related thereto, to the extent related to or affecting the New Term Loans.

11 "New Term Loans" means, collectively, the New USD Term Loans and the New EUR Term Loans. "New USD Term Loans" means the senior secured term loans denominated in United States dollars to be incurred by the applicable Reorganized Company Parties on the Restructuring Effective Date pursuant to the New Credit Agreement in accordance with the Exit Term Sheet, solely to the extent that holders of USD Term Loans do not consent to receive New Notes under the Plan. "NOL Orders" means the interim order and final order approving the Motion of Debtors for Entry of Interim and Final Orders (I) Approving Notification and Hearing Procedures for Certain Transfers of And Declarations of Worthlessness with respect to Common Stock And (II) Granting Related Relief, which shall be a First Day Pleading. "Outside Date" means the date that is 150 days from the Agreement Effective Date. "Parties" has the meaning set forth in the preamble to this Agreement. "Permitted Transfer" and "Permitted Transferee" means each transfer and transferee of any Company Claims/Interests who meets the requirements of Section 8. "Petition Date" means the date on which the first Debtor files a voluntary petition with the Bankruptcy Court to commence its Chapter 11 Case. "Plan" means the joint chapter 11 plan of the Debtors, as may be amended, supplemented, or modified from time to time in accordance with its terms (and the consent rights set forth herein), including all exhibits and schedules thereto. "Plan Supplement" means the compilation of documents and/or forms of documents, agreements, schedules, and exhibits to the Plan that will be filed by the Debtors with the Bankruptcy Court, and all schedules, exhibits, ballots, solicitation procedures, and other documents and instruments related thereto, as may be amended, supplemented, or modified from time to time in accordance with their terms (and the consent rights set forth herein). "PWP Engagement Letter" means that certain engagement letter by and among the Company Parties, Akin Gump Strauss Hauer & Feld LLP, and Perella Weinberg Partners LP entered into substantially contemporaneously with this Agreement. "Qualified Marketmaker" means an Entity that (a) holds itself out to the public or the applicable private markets as standing ready in the ordinary course of business to purchase from customers and sell to customers Company Claims/Interests (or enter with customers into long and short positions in Company Claims/Interests), in its capacity as a dealer or market maker in Company Claims/Interests and (b) is, in fact, regularly in the business of making a market in claims of or against issuers or borrowers (including debt securities or other debt). "RCF Lender Consent Right" means the right of the Required Consenting RCF Lenders to consent to or approve: (a) the Plan, the Disclosure Statement, the Disclosure Statement Order, the Confirmation Order, the DIP Documents, and the New RCF Documents, in each case to the extent

12 not otherwise agreed to in accordance with the terms hereof, the DIP Term Sheet, and the Exit Term Sheet; (b) any provision in any other Definitive Document (or any amendment, modification, or supplement thereto) that materially affects the economic or legal treatment of the Consenting RCF Lenders; (c) the releases proposed to be granted to or received by Consenting RCF Lenders or their Affiliates, or the treatment of Consenting RCF Lenders' Company Claims/Interests pursuant to this Agreement or any Definitive Document; and (d) the obligations that the Consenting RCF Lenders or their Affiliates may have pursuant to this Agreement (including the Restructuring Term Sheet) or any Definitive Document; in each case, which consent shall not be unreasonably withheld, conditioned, or delayed; provided that any provision of the DIP Orders that affects the Consenting RCF Lenders shall be acceptable to the Required Consenting RCF Lenders. "Related Fund" means, with respect to any Entity other than a Debtor, (a) any fund, account or investment vehicle that is controlled, managed, or advised by (i) such Entity, (ii) an Affiliate of such Entity, (iii) the same investment manager, advisor or subadvisor that controls or manages such Entity or an Affiliate of such investment manager, advisor or subadvisor or (iv) otherwise shares a common investment team with the investment manager or investment advisor of the first Entity through secondment, outsourcing or other similar contractual arrangements or (b) any investment manager, investment advisor or subadvisor of such Entity. "Related Parties" has the meaning set forth in the Restructuring Term Sheet. "Reorganized Company Parties" means, collectively, New Getty Images and the Reorganized Debtors. "Reorganized Debtors" means, other than Holdings, a Debtor, or any successor or assign thereto, by merger, consolidation, reorganization, or otherwise, in the form of a corporation, limited liability company, partnership, or other form, as the case may be, on and after the Restructuring Effective Date. "Required Consenting RCF Lenders" means, as of the relevant date, Consenting RCF Lenders collectively holding more than 50% of the aggregate outstanding principal amount of the Revolving Loans that are held by the Consenting RCF Lenders; provided, however, the consent of all Consenting RCF Lenders is required to approve (i) any provisions in the New RCF Documents that constitute a weakening of the "sacred rights" amendment provisions contained in the Credit Agreement or (ii) any amendment to the Exit Term Sheet that impacts a provision that would be subject to "sacred rights" amendment provisions contained in the New RCF Documents. "Required Consenting Secured Lenders" means, as of the relevant date, Consenting Secured Lenders collectively holding more than 50% of the aggregate outstanding principal amount of the USD Term Loans, the EUR Term Loans, and the 11.25% Secured Notes that are held by the Consenting Secured Lenders; provided that any Secured Funded Debt Claims held by any Consenting Shareholder or any of its Affiliates shall be disregarded for purposes of this definition.

13 "Required Consenting Stakeholders" means, collectively, the Required Consenting Secured Lenders, the Required Consenting RCF Lenders, the Required Consenting Unsecured Noteholders, and each of the Consenting Shareholders. "Required Consenting Unsecured Noteholders" means, as of the relevant date, Consenting Unsecured Noteholders (a) collectively holding more than 50% of the aggregate outstanding principal amount of the Unsecured Notes that are held by the Consenting Unsecured Noteholders and (b) constituting a majority in number of the members of the Unsecured Noteholders Ad Hoc Committee; provided that any Unsecured Notes Claims held by any Consenting Shareholder or any of its Affiliates shall be disregarded for purposes of this definition. "Restructuring Effective Date" means the effective date of the Plan as set forth therein. "Restructuring Term Sheet" has the meaning set forth in the recitals to this Agreement. "Restructuring Transaction Steps" means, if necessary, the memorandum setting forth transaction steps necessary to implement the Restructuring Transactions, which shall be included in the Plan Supplement. "Restructuring Transactions" has the meaning set forth in the recitals to this Agreement. "Revolving Loan Claims" means any Claim on account of, related to, or in connection with any Revolving Loans. "Revolving Loans" means the "Revolving Credit Loan" as defined in the Credit Agreement. "Rothschild Engagement Letter" means that certain engagement letter to be entered into by and among the Company Parties, Jones Day, and Rothschild & Co., which engagement letter shall be reasonably acceptable to the Company Parties, Jones Day, and Rothschild & Co. "Rules" means Rule 501(a) of Regulation D promulgated under the Securities Act. "Section 510(b) Claim" means any Claim against the Debtors subject to subordination under section 510(b) of the Bankruptcy Code, including any Warrant Claim. "Secured Funded Debt Claims" means, collectively, the Term Loan Claims and the 11.25% Secured Notes Claims. "Secured Lender Consent Right" means the right of the Consenting Secured Lenders to consent to or approve any Definitive Document (or any amendment, modifications, or supplements thereto), in each case solely to the extent that such Definitive Document (or such amendment, modification, or supplement) affects: (a) the economic entitlement of the Consenting Secured Lenders set forth in this Agreement (including the exhibits hereto); (b) the rights of, or the consents or waivers proposed to be granted to, or received by, the Consenting Secured Lenders or their Affiliates pursuant to this Agreement or any Definitive Document; (c) the releases proposed to be granted to or received by Consenting Secured Lenders or their Affiliates, or the treatment of Consenting Secured Lenders' Company Claims/Interests pursuant to this Agreement or any

14 Definitive Document; (d) the obligations that the Consenting Secured Lenders or their Affiliates may have pursuant to this Agreement (including the Restructuring Term Sheet) or any Definitive Document; (e) any changes to the time or place of implementation of the Restructuring Transactions not in accordance with the Agreement, the conditions precedent in the ECL, or the New Equity Investors' right to terminate the ECL; (f) the organizational form and domicile of New Getty Images (to the extent New Getty Images is organized and domiciled in a manner other than a U.S.-domiciled LLC or U.S.-domiciled Corporation); and (g) any representations, warranties, or covenants of the Consenting Secured Lenders; in each case, which consent or approval shall not be unreasonably withheld, conditioned, or delayed, and which consent or approval shall be deemed given by all Consenting Secured Lenders if given by the Required Consenting Secured Lenders. "Securities Act" means the Securities Act of 1933, as amended. "Solicitation" means the solicitation of votes on the Plan pursuant to sections 1125 and 1126 of the Bankruptcy Code. "Solicitation Commencement Date" means the date on which Solicitation is commenced. "Solicitation Materials" means all documents, forms, and other materials provided in connection with the Solicitation (other than the Disclosure Statement). "Special Committee" means each of the special committees of the board of directors or board of managers of the applicable Company Parties. "Term Loan Claims" means, collectively, the EUR Term Loan Claims and the USD Term Loan Claims. "Term Loans" means, collectively, the EUR Term Loans and the USD Term Loans. "Termination Date" means the date on which termination of this Agreement as to a Party is effective in accordance with Sections 12.01, 12.02, 12.03, 12.04, or 12.05. "Third-Party Release" has the meaning set forth in the Restructuring Term Sheet. "Trademark Option Agreement" means that certain Restated Option Agreement, dated as of February 9, 1998, by and between Getty Investments L.L.C., Getty Images, Inc., and Getty Communications PLC, as amended and restated from time to time, including by that certain letter agreement, dated as of February 19, 2019, by and between Getty Investments L.L.C. and Getty Images, Inc. "Trademarks" shall have the same meaning as "Getty Marks" as defined in the Trademark Option Agreement. "Transfer" means to sell, resell, reallocate, use, pledge, assign, transfer, hypothecate, participate, donate or otherwise encumber or dispose of (including through derivatives, options, swaps, pledges, forward sales or other transactions).

15 "Transfer Agreement" means an executed form of a transfer agreement, substantially in the form attached hereto as Exhibit F, providing, among other things, that a transferee is bound by the terms of this Agreement. "Trustees" means, collectively, the 11.25% Secured Notes Trustee, the 14.00% Notes Trustee, and 9.75% Notes Trustee, and any indenture trustee, collateral trustee, or other trustee or similar Entity under the Indentures or similar documents, as applicable, that may exist from time to time, including, in each case, any successors thereto. "Unsecured Noteholder Consent Right" means the right of the Required Consenting Unsecured Noteholders to consent to or approve of (a) the Plan, the Disclosure Statement, the Disclosure Statement Order, and the Confirmation Order; (b) any other Definitive Document (or any amendment, modification, or supplement thereto), in each case solely to the extent that such Definitive Document adversely affects the treatment or economic recovery of the Consenting Unsecured Noteholders on account of their Unsecured Notes Claims; (c) any other Definitive Document (or any amendment, modification, or supplement thereto), in each case solely to the extent that such Definitive Document materially and adversely affects (i) the rights of, or the consents or waivers proposed to be granted to or received by, the Consenting Unsecured Noteholders or their Affiliates pursuant to this Agreement or any Definitive Document (including the Plan and the Confirmation Order); (ii) the releases proposed to be granted to or received by the Consenting Unsecured Noteholders or their Affiliates; or (iii) the obligations that the Consenting Unsecured Noteholders or their Affiliates may have pursuant to this Agreement (including the Restructuring Term Sheet) or any Definitive Document, as applicable; in each case, which consent shall not be unreasonably withheld, conditioned, or delayed; and (d) any representations, warranties, or covenants to be given or agreed to by Consenting Unsecured Noteholders. "Unsecured Noteholders Ad Hoc Committee" means that certain ad hoc committee of holders of Unsecured Notes represented by Akin Gump Strauss Hauer & Feld LLP and Perella Weinberg Partners LP. "Unsecured Notes" means, collectively, the 14.00% Notes and the 9.75% Notes. "Unsecured Notes Claims" means, collectively, the 14.00% Notes Claims and the 9.75% Notes Claims. "Unsecured Notes Recovery" means cash in an aggregate amount equal to $170,212,922.50. "USD Term Loan Claims" means any Claim on account of, related to, or in connection with any USD Term Loan. "USD Term Loans" means the "Dollar Fixed Rate Term B-1 Loans" as defined in the Credit Agreement. "Voting Deadline" means the date on which Solicitation concludes. "Warrant Agreement" means that certain Warrant Agreement, dated August 4, 2020, that sets forth the terms and conditions of the Warrants.

16 "Warrant Claims" means any Claim on account of, related to, arising from, or in connection with the Warrants, including Holdings's alleged breach of the Warrant Agreement, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, asserted or unasserted, accrued or unaccrued, existing or hereinafter arising, whether in Law or equity, whether sounding in tort or contract, whether arising under federal or state statutory or common Law, or any other applicable Law, rule, statute, regulation, treaty, right, duty, requirement, or otherwise. In accordance with section 510(b) of the Bankruptcy Code, Warrant Claims shall have the same priority as Holdings Equity Interests. "Warrants" means the 20,700,000 public warrants issued by Holdings pursuant to the Warrant Agreement. 1.02. Interpretation. For purposes of this Agreement: (a) in the appropriate context, each term, whether stated in the singular or the plural, shall include both the singular and the plural, and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, feminine, and the neuter gender; (b) capitalized terms defined only in the plural or singular form shall nonetheless have their defined meanings when used in the opposite form; (c) unless otherwise specified, any reference herein to a contract, lease, instrument, release, indenture, or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions; (d) unless otherwise specified, any reference herein to an existing document, schedule, or exhibit shall mean such document, schedule, or exhibit, as it may have been or may be amended, restated, supplemented, or otherwise modified from time to time in accordance with its terms; provided that any capitalized terms herein which are defined with reference to another agreement, are defined with reference to such other agreement as of the date of this Agreement, without giving effect to any termination of such other agreement or amendments to such capitalized terms in any such other agreement following the date hereof; (e) unless otherwise specified, all references herein to "Sections" are references to Sections of this Agreement; (f) the words "herein," "hereof," and "hereto" refer to this Agreement in its entirety rather than to any particular portion of this Agreement; (g) captions and headings to Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of this Agreement; (h) references to "shareholders," "directors," and/or "officers" shall also include "members" and/or "managers," as applicable, as such terms are defined under the applicable limited liability company Laws; and (i) the use of "include" or "including" is without limitation, whether stated or not.

17 Section 2. Effectiveness of this Agreement. This Agreement shall become effective and binding upon each of the Parties at 12:00 a.m., prevailing Eastern Time, on the Agreement Effective Date, which is the date on which all of the following conditions have been satisfied or waived in accordance with this Agreement: (a) each of the Company Parties shall have executed and delivered signature pages of this Agreement to counsel to each of the other Parties; (b) the following Parties shall have executed and delivered counterpart signature pages of this Agreement to counsel to the Company Parties (for purpose of this Section 2(b), any Loaned Note Claims shall be disregarded): (i) holders holding at least 66.7% of the aggregate outstanding amount of Secured Funded Debt Claims; provided that for purpose of this clause (i), any Secured Funded Debt Claims held by any Consenting Shareholder or any of its Affiliates shall be disregarded; (ii) holders holding 100% of the aggregate outstanding amount of Revolving Loan Claims; (iii) holders holding at least 66.7% of the aggregate outstanding amount of Unsecured Notes Claims; provided that for purpose of this clause (iii), any Unsecured Notes Claims held by any Consenting Shareholder or any of its Affiliates shall be disregarded; and (iv) the Consenting Shareholders; (c) the Company Parties and the Consenting Shareholders shall have entered into the ECL, and the Company Parties shall have executed and delivered the Moelis Engagement Letter, the Houlihan Engagement Letter, and the PWP Engagement Letter; (d) the Company Parties shall have paid all outstanding Consenting Creditor Fees and Expenses for which an invoice has been received by the Company Parties at least two (2) Business Days prior to the Agreement Effective Date; and (e) counsel to the Company Parties shall have given notice to counsel to the Consenting Stakeholders in the manner set forth in Section 14.10 hereof (by email or otherwise) that the other conditions to the Agreement Effective Date set forth in this Section 2 have occurred. Section 3. Definitive Documents. 3.01. "Definitive Documents" shall mean this Agreement and all other agreements, instruments, pleadings, orders, forms, questionnaires, and other documents (including all exhibits, schedules, supplements, appendices, annexes, instructions, and attachments thereto) that are utilized to implement or effectuate, or that otherwise relate to, the Restructuring Transactions, including each of the following: (a) the First Day Pleadings; (b) the Disclosure Statement;

18 (c) the Disclosure Statement Order (including all exhibits and attachments thereto) and the Solicitation Materials; (d) the DIP Documents; (e) the Plan; (f) the Plan Supplement documents (including, without limitation, any schedule of executory contracts and unexpired leases to be assumed, assumed and assigned, or rejected); (g) the Confirmation Order; (h) the Restructuring Transaction Steps, if necessary; (i) the New RCF Documents; (j) the New Notes Documents; (k) the New Term Loan Documents; (l) the ECL; (m) the Governance Documents; and (n) any order, or amendment or modification of any order, entered by the Bankruptcy Court, and all other documents, motions, pleadings, briefs, applications, orders, agreements, supplements, and other filings by the Debtors, including any summaries or term sheets in respect thereof, that are related to the Restructuring Transactions or any of the foregoing; provided that any monthly or quarterly operating reports, retention applications, fee applications, fee statements, or declarations in support thereof shall not constitute Definitive Documents. 3.02. Review of Definitive Documents. (a) The Definitive Documents not executed or in a form attached to this Agreement as of the Execution Date remain subject to good faith negotiation and completion. Upon completion, the Definitive Documents and every other document, deed, agreement, filing, notification, letter or instrument related to the Restructuring Transactions shall contain terms, conditions, representations, warranties, and covenants consistent in all respects with the terms of this Agreement and the exhibits and annexes hereto, including the Restructuring Term Sheet and the exhibits and annexes thereto, each as they may be modified, amended, or supplemented in accordance with Section 13. (b) All Definitive Documents, including those not executed or in a form attached to this Agreement as of the Execution Date, must be in form and substance reasonably acceptable to (a) the Company Parties, (b) subject to the Secured Lender Consent Right, the Required Consenting Secured Lenders, (c) subject to the Unsecured Noteholder Consent Right, the Required Consenting Unsecured Noteholders, (d) subject to the RCF Lender Consent Right, the Required

19 Consenting RCF Lenders, and (e) each Consenting Shareholder; provided that, and without limiting any Party's consent rights under this Agreement: (i) the New Notes Documents and the New Term Loan Documents and any related provisions of any other Definitive Documents shall be in form and substance reasonably acceptable to the Required Consenting Secured Lenders, the Company Parties, and each Consenting Shareholder; (ii) the New RCF Documents shall be in form and substance reasonably acceptable to the Required Consenting RCF Lenders in their capacity as the New RCF Lenders, the Company Parties, and each Consenting Shareholder; and (iii) the form and substance of (A) the ECL, (B) any other document relating to the New Equity Investment, (C) the Governance Documents, and (D) documents relating to the MIP (if any) shall be reasonably acceptable to the Company Parties, acceptable to each of the Consenting Shareholders (the foregoing rights in this Section 3.02(b), collectively, "Consenting Shareholder Consent Right"). 3.03. Review Periods. The Company Parties shall provide (i) the Consenting Stakeholder Advisors with drafts of each Definitive Document and of any material pleading, motion, order, or supporting declaration to be filed in the Chapter 11 Cases, and (ii) the Credit Agreement Agent with drafts of Definitive Documents, including First Day Pleadings, which, for the avoidance of doubt, shall include the first day declaration and any documents the Credit Agreement Agent reasonably requests, in each case no later than three (3) calendar days (or such shorter period as is practicable under the circumstances) prior to the date on which the Company Parties intend to file or execute such document (or, if not reasonably practicable, as soon as reasonably practicable prior to the filing or execution of such documents), and shall consider in good faith all comments of the Consenting Stakeholder Advisors and the Credit Agreement Agent thereto; provided that, notwithstanding the foregoing, the Company Parties shall provide the Consenting Stakeholder Advisors with drafts of the Restructuring Transaction Steps and any related tax structuring memorandum (and any amendment, supplement, or modification thereto) no later than three (3) Business Days (or such shorter period as is practicable under the circumstances) prior to the date on which the Company Parties intend to file such document. For the avoidance of doubt, the Company Parties' obligation to consider in good faith the comments of the Consenting Stakeholder Advisors under this Section 3.03 is in addition to, and shall not limit, qualify, or be deemed to satisfy, any consent or approval right of any Consenting Stakeholder (including the Consenting Shareholder Consent Right) under Section 3.02 or any other provision of this Agreement. Section 4. Commitments of the Consenting Stakeholders. 4.01. General Commitments, Forbearances, and Waivers. (a) During the Agreement Effective Period, each Consenting Stakeholder agrees, severally and not jointly, in respect of all of its Company Claims/Interests, to:

20 (i) support the Restructuring Transactions in accordance with this Agreement and the Restructuring Term Sheet and vote and exercise any powers or rights available to it (including in any board, shareholders', or creditors' meeting or in any process requiring voting or approval to which they are legally entitled to participate or instructing its proxy or other relevant person to vote, to the extent it is legally entitled to instruct such person) in each case in favor of any matter requiring approval to the extent necessary to implement the Restructuring Transactions subject to finalization of the applicable Definitive Documents in accordance with the terms of this Agreement; (ii) use commercially reasonable efforts to support the Company Parties' efforts to obtain any and all required regulatory or third-party approvals for the Restructuring Transactions; (iii) without creating any obligation to incur any material out-of-pocket costs (except to the extent such costs are reimbursable Consenting Stakeholder Fees and Expenses for which the Company Parties have delivered prior written confirmation of such reimbursement) or provide anything in the nature of an indemnity, give any notice, order, instruction, or direction to the applicable Agents/Trustees necessary to (A) give effect to the Restructuring Transactions or (B) prevent such Agents/Trustees from taking any action that is materially inconsistent with the Restructuring Transactions or this Agreement, including the pursuit or exercise of any remedies; (iv) negotiate in good faith and use commercially reasonable efforts to execute and implement the Definitive Documents (A) to which it is required to be a party and (B) that are consistent with this Agreement in accordance with the Milestones; (v) use commercially reasonable efforts to recall any Loaned Notes as soon as reasonably practicable following the Agreement Effective Date; provided that upon such recall of Loaned Notes, the associated Loaned Note Claim held by the recalling Consenting Stakeholders shall become Company Claims/Interests bound by this Agreement; (vi) with respect to the Consenting Unsecured Noteholders, the Consenting Secured Lenders, and the Consenting RCF Lenders, not to object to, impede, or interfere with any settlement between the Company Parties and any holder of Warrant Claims if such settlement does not (A) adversely affect the treatment or economic recovery of the Consenting Unsecured Noteholders on account of their Unsecured Notes Claims or (B) reduce, dilute, impair, or otherwise adversely affect the treatment of, or the recovery on account of, the Secured Funded Debt Claims or the Revolving Loan Claims; (vii) with respect to the Consenting RCF Lenders, commit to roll their existing Revolving Loans commitments under the Credit Agreement to the New RCF in accordance with the Exit Term Sheet, subject to the RCF Lender Consent Right; and (viii) with respect to the applicable Consenting Shareholders, consent to the assumption of the Trademark Option Agreement by the applicable Reorganized Company Parties solely in connection with the Restructuring Transactions and subject to the consummation thereof on the Restructuring Effective Date, in each case in accordance with this Agreement (including Section 5.02).

21 (b) During the Agreement Effective Period, each Consenting Stakeholder agrees, severally and not jointly, in respect of all of its Company Claims/Interests, that it shall not (and shall not cause any other person to), directly or indirectly: (i) object to, delay, impede, or take any other action to interfere with acceptance, implementation, or consummation of the Restructuring Transactions; (ii) propose, file, support, or vote (or allow any proxy appointed by it to vote) for any Alternative Restructuring Proposal; (iii) file any motion, pleading, or other document with the Bankruptcy Court or any other court (including any modifications or amendments thereof) that is not materially consistent with this Agreement or the Plan; (iv) initiate, or have initiated on its behalf, any litigation or proceeding of any kind with respect to the Chapter 11 Cases, this Agreement, or the other Restructuring Transactions contemplated herein against the Company Parties or the other Parties that is inconsistent with the Restructuring Transactions; provided that nothing in this clause shall limit the right of any Consenting Stakeholder to (A) enforce this Agreement or any Definitive Document, (B) assert any claim for indemnification or contribution against a Company Party pursuant to this Agreement or any Definitive Document, or (C) seek payment of the Consenting Stakeholder Fees and Expenses in accordance with the terms of this Agreement; (v) object to any First Day Pleadings and "second day" pleadings consistent with this Agreement, including the applicable consent rights contained herein, filed by the Debtors in furtherance of the Restructuring Transactions, including any motion seeking approval of the DIP Facility on the terms set forth in the DIP Documents; (vi) exercise, or direct any other person to exercise, any right or remedy for the enforcement, collection, or recovery of any Company Claims/Interests, in each case, except as contemplated by and in accordance with this Agreement, the Definitive Documents, or as otherwise agreed in writing to be necessary to the implementation of the Restructuring Transactions by the Company Parties and the applicable Consenting Stakeholders; provided that this clause shall not apply to, or limit in any respect, the exercise of any right or remedy under or in respect of the DIP Documents, the ECL, or any other Definitive Document, or the receipt of any payment of adequate protection or other amount authorized by the DIP Orders or any other order of the Bankruptcy Court; (vii) announce publicly their intention to not support the Restructuring Transactions; (viii) object to, delay, impede, or take any other action to interfere with any of the Company Parties' ownership and possession of their assets, wherever located, or interfere with the automatic stay arising under section 362 of the Bankruptcy Code in a manner that is inconsistent with the Restructuring Transactions; provided that nothing in this Agreement shall limit the right of any Party to exercise any right or remedy provided under this Agreement, the DIP Documents, the ECL, the Confirmation Order, or any other Definitive Documents;

22 (ix) object to or otherwise seek to hinder the Debtors' retention of and payment to Guggenheim Securities, LLC ("Guggenheim Securities") of the fees and expenses set forth in the engagement letter, dated as of July 21, 2026, among Guggenheim Securities and the Company Parties, as the same has been amended or supplemented prior to the date hereof, and any application seeking approval of or court order approving the same; or (x) take any action that is inconsistent in any material respect with the Restructuring Transactions. 4.02. Commitments with Respect to Chapter 11 Cases. (a) During the Agreement Effective Period, in connection with the Chapter 11 Cases, each Consenting Stakeholder that is entitled to vote to accept or reject the Plan pursuant to its terms agrees that it shall, with respect to all of its Company Claims/Interests and subject to receipt by such Consenting Stakeholder, whether before or after the commencement of the Chapter 11 Cases, of the Disclosure Statement and any other Solicitation Materials: (i) vote each of its Company Claims/Interests entitled to vote on the Plan to accept the Plan by delivering its duly executed and completed ballot accepting the Plan on a timely basis; (ii) to the extent it is permitted to elect whether to opt out of or opt in to the Third-Party Release set forth in the Plan, elect not to opt out of or elect to opt in to, as applicable, the Third-Party Release by timely delivering its duly executed and completed ballot(s) or other Solicitation Materials indicating such election; provided that to the extent that the scope of the Claims released under the Third-Party Release contained in the Plan or the parties receiving and providing the Third-Party Release contained in the Plan are different from the Third-Party Release contained in the Restructuring Term Sheet without the consent of a Consenting Stakeholder, such Consenting Stakeholder shall have the option to opt out of, or elect to not opt into, such Third- Party Release; (iii) not change, withdraw, amend, or revoke (or cause to be changed, withdrawn, amended, or revoked) any vote or election referred to in clauses (i) and (ii) above; (iv) support all of the Debtor Release, the Third-Party Release, the Exculpation, and the Injunction provisions provided for in the Plan, substantially consistent with those set forth in the Restructuring Term Sheet; (v) not directly or indirectly, through any person, seek, solicit, propose, support, assist, engage in negotiations in connection with or participate in the formulation, preparation, filing, or prosecution of any Alternative Restructuring Proposal or object to or take any other action that would reasonably be expected to prevent, interfere with, delay, or impede the solicitation, approval of the Disclosure Statement, or the confirmation and consummation of the Plan and the Restructuring Transactions; and (vi) without creating any obligation to incur any material out-of-pocket costs (except to the extent such costs are reimbursable Consenting Stakeholder Fees and Expenses for which the Company Parties have delivered prior written confirmation of such reimbursement) or

23 provide anything in the nature of an indemnity, support and take commercially reasonable actions reasonably requested by the Company Parties to facilitate the solicitation, approval of the Disclosure Statement, and confirmation and consummation of the Plan within the timeframes contemplated by this Agreement; provided that nothing in this clause (vi), or otherwise in this Section 4, shall require any Consenting Stakeholder to agree to a Definitive Document (or the form and substance thereof) that is inconsistent with the terms of this Agreement or with such Consenting Stakeholder's consent rights as set forth in Section 3.02. (b) During the Agreement Effective Period, each Consenting Stakeholder, in respect of each of its Company Claims/Interests, (i) will support, (ii) will not directly or indirectly object to, delay, impede, or take any other action to interfere with, and (iii) without creating any obligation to incur any material out-of-pocket costs, and in its sole discretion, will use commercially reasonable efforts to oppose any party or person from delaying, impeding, or taking any other action to interfere with any motion or other pleading or document filed by a Company Party in the Bankruptcy Court that is consistent with this Agreement and in furtherance of consummating the Restructuring Transactions. Section 5. Additional Provisions Regarding the Consenting Stakeholders' Commitments. 5.01. General. Notwithstanding anything contained in this Agreement, nothing in this Agreement shall: (a) affect the ability of any Consenting Stakeholder to consult with any other Consenting Stakeholder (subject to the applicable Confidentiality Agreement between such Consenting Stakeholder and the Company Parties, but excluding any provisions of such Confidentiality Agreements that limit or condition the ability of the Consenting Stakeholders to communicate among each other), the Consenting Stakeholder Advisors, the Company Parties, or any other party in interest in the Chapter 11 Cases (including any official committee (if any) and the United States Trustee); (b) impair or waive the rights of any Consenting Stakeholder to assert or raise any objection permitted under this Agreement in connection with the Restructuring Transactions; (c) prevent any Consenting Stakeholder from enforcing this Agreement or any Definitive Document, or contesting whether any matter, fact, or thing is a breach of, or is inconsistent with, this Agreement or any Definitive Document; (d) limit the rights of a Consenting Stakeholder to appear and be heard in the Chapter 11 Cases, including appearing as a party in interest in any matter to be adjudicated in order to be heard concerning any matter arising in the Chapter 11 Cases, so long as the exercise of any such right is not inconsistent with such Consenting Stakeholder's obligations hereunder; (e) limit the ability of a Consenting Stakeholder to purchase, sell, or enter into any transactions regarding the Company Claims/Interests, subject to Section 8 hereof; (f) constitute a termination or release of any liens on, or security interests in, any of the assets or properties of the Company Parties that secure the obligations under the documents governing the Secured Funded Debt Claims or Revolving Loan Claims other than as may be contemplated by the Plan; (g) require any Consenting Stakeholder to incur, assume, become liable in respect of, or suffer to exist any expenses, liabilities, or other obligations, or agree to or become bound by any commitments, undertakings, concessions, indemnities, or other arrangements that could result in expenses, liabilities, or other obligations to such Consenting Stakeholder except as expressly provided for in this Agreement; (h) require any Consenting Stakeholder to take, or refrain from taking, any action that would violate applicable Law or any order or direction of a governmental authority, or that would require it to waive or forgo the benefit of any applicable legal privilege (in each case as determined by such Consenting Stakeholder in good faith after

24 consultation with counsel, which may include internal counsel); (i) require any Consenting Stakeholder to provide any information that it determines in good faith to be commercially sensitive, confidential, or privileged, other than as expressly set forth in this Agreement or made subject to a non-disclosure agreement; (j) limit the ability of any Consenting Stakeholder to defend against, or to assert any right, claim, or defense with respect to, any Cause of Action threatened or commenced against it or any of its Related Parties by any Entity (including any Company Party, special committee, official committee, or any other party in interest), or subject to Section 4.01(b) hereof, to take any customary action to preserve, perfect, or defend the validity, existence, or priority of its Company Claims/Interests or any Lien securing the same; (k) require any Consenting Stakeholder, or any director, manager, or officer of any Company Party designated by or affiliated with any Consenting Stakeholder, to take or refrain from taking any action that would be inconsistent with his, her, or its fiduciary duties or applicable Law; (l) prohibit any Consenting Stakeholder from taking any action that is not inconsistent with this Agreement, the Restructuring Transactions, or applicable Law; or (m) obligate a Consenting Stakeholder to deliver a vote to support the Plan (or any other Restructuring Transactions) or prohibit a Consenting Stakeholder from withdrawing such vote, in each case, from and after the termination of this Agreement as to such Consenting Stakeholder on the Termination Date (other than a Termination Date as a result of the occurrence of the Restructuring Effective Date or the breach by such Consenting Stakeholder of this Agreement); provided that upon the withdrawal of any such vote after the termination of this Agreement as to such Consenting Stakeholder on the Termination Date (other than a Termination Date as a result of the occurrence of the Restructuring Effective Date or the breach by such Consenting Stakeholder of this Agreement), such vote shall be deemed void ab initio and such Consenting Stakeholder shall have the opportunity to change its vote. 5.02. Trademark Option Agreement. The Plan shall provide that the Trademark Option Agreement shall be assumed by the applicable Debtor pursuant to section 365 of the Bankruptcy Code, effective as of the Restructuring Effective Date, without any amendment, modification, or supplement thereto (it being agreed that the Trademark Option Agreement shall be assumed on an "as is" basis) and, upon such assumption, shall remain in full force and effect in accordance with its terms and shall continue to bind the applicable Reorganized Company Parties. For the avoidance of doubt, nothing in this Agreement (a) constitutes an amendment, waiver, modification, or termination of the Trademark Option Agreement or any right of Getty Investments L.L.C. or any of its Affiliates thereunder or in respect of the Trademarks, each of which right is expressly reserved, or (b) other than in connection with the Restructuring Transactions set forth herein and the Restructuring Term Sheet, constitutes a consent to the assumption, assumption and assignment, rejection, sale, transfer, or encumbrance of the Trademark Option Agreement, the Trademarks, or any interest therein, none of which shall be included in, or purported to be conveyed pursuant to the Plan without the prior written consent of Getty Investments L.L.C. and the applicable Consenting Shareholders. Notwithstanding anything to the contrary in this Agreement, no Definitive Document (or any amendment, modification, or supplement thereto) or other agreement, instrument, pleading, or order relating to the Restructuring Transactions shall amend, modify, supplement, waive, terminate, or otherwise affect the Trademark Option Agreement, the Trademarks, or any right of Getty Investments L.L.C. or any of its Affiliates thereunder or in respect thereof (other than the assumption of the Trademark Option Agreement in accordance with this Section 5.02) without the prior written consent of Getty Investments L.L.C. (email being sufficient). If this Agreement is terminated as to any Consenting Shareholder or the Restructuring Transactions are otherwise not consummated in accordance with this Agreement, then (x) any

25 consent to the assumption of the Trademark Option Agreement set forth in this Agreement (including Section 4.01(a)(viii)) or in any Definitive Document shall automatically, and without further action, be deemed withdrawn, null and void, and of no force or effect, and (y) all rights, remedies, and consent rights of (i) the Company Parties and (ii) Getty Investments L.L.C. and its Affiliates under or in respect of the Trademark Option Agreement and the Trademarks (including any right to consent or to withhold consent to any assumption, assumption and assignment, rejection, sale, transfer, or encumbrance thereof) are expressly reserved and preserved in all respects, and nothing in this Agreement or any Definitive Document shall be deemed to constitute a waiver of, or otherwise prejudice, any such right. Notwithstanding anything herein to the contrary, the documentation governing the Exit Facilities shall contain provisions pertaining to the Trademark Option Agreement that are not less favorable to the Consenting Secured Lenders and the Consenting RCF Lenders than those set forth in the documents governing the Secured Funded Debt Claims and the Revolving Loan Claims. Section 6. Commitments of the Company Parties. 6.01. Affirmative Commitments. Except as set forth in Section 7, during the Agreement Effective Period, the Company Parties agree to: (a) support and take all steps reasonably necessary and desirable to consummate the Restructuring Transactions in accordance with this Agreement and the Restructuring Term Sheet and the applicable deadlines set forth in this Agreement; (b) support and take all steps reasonably necessary and desirable to effect the Debtor Release, the Third-Party Release, the Exculpation, and the Injunction provisions provided in the Plan, which shall be substantially consistent with the Restructuring Term Sheet; (c) to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the Restructuring Transactions contemplated herein, take all steps reasonably necessary and desirable (as determined in consultation with the Required Consenting Stakeholders) to address any such impediment; (d) comply with the Milestones; (e) negotiate in good faith and use commercially reasonable efforts to execute and deliver the Definitive Documents and any other required agreements to effectuate and consummate the Restructuring Transactions as contemplated by this Agreement, including obtaining any necessary Bankruptcy Court approval of the relief requested in any motions that constitute or relate to Definitive Documents and timely opposing any objections filed with respect to such motions that are inconsistent with this Agreement; (f) use commercially reasonable efforts to seek additional support for the Restructuring Transactions from their other material stakeholders; (g) maintain in full force and effect all directors' and officers' liability insurance policies with coverage limits no less than those in effect as of the Execution Date, obtain a customary six-year "tail" policy prior to the Restructuring Effective Date, maintain all indemnification obligations in existence as of the Execution Date in favor of current and former

26 directors, managers, officers, and employees of the Company Parties (including any such Entity or individual designated by or affiliated with any Consenting Shareholder), and cause the Plan to provide that such indemnification obligations and insurance policies are assumed and remain in full force and effect on and after the Restructuring Effective Date; (h) use commercially reasonable efforts to structure the Restructuring Transactions in a tax-efficient manner for the Company Parties, the Consenting Shareholders, and the other Consenting Stakeholders, in each case, in accordance with the Restructuring Transaction Steps and (i) deliver the Restructuring Transaction Steps and any related tax structuring memorandum to the Consenting Stakeholder Advisors for review and consent in accordance with Sections 3.02 and 3.03, (ii) use commercially reasonable efforts to preserve the tax attributes of the Company Parties and to permit the holders of Holdings Equity Interests to take a taxable loss in respect of such Holdings Equity Interests, in each case, to the extent practicable, and (iii) not take any action or position (including any election, filing, or return) that would reasonably be expected to adversely affect the tax treatment of the Restructuring Transactions with respect to any Consenting Shareholder without such Consenting Shareholder's prior written consent; (i) use commercially reasonable efforts to obtain, and to cooperate with the Consenting Stakeholders in obtaining, all regulatory, antitrust, and third-party approvals necessary to consummate the Restructuring Transactions (including under the HSR Act and any applicable foreign investment or antitrust regime), with all filing fees and related costs borne by the Company Parties; provided that no Consenting Shareholder shall be required to divest any asset, agree to any restriction on its business or investments, or make any payment in connection therewith; (j) deliver to the Consenting Stakeholder Advisors and Credit Agreement Agent all budgets, variance reports, and other financial reporting delivered under the DIP Documents; (k) conduct their businesses and operations in the ordinary course in a manner consistent with past practice and the Approved Budget, and maintain their assets, insurance policies, books and records, and good standing; (l) continue ordinary course practices to maintain their good standing under the Laws of the state or other jurisdiction in which they are incorporated or organized (to the extent such concept is relevant in the relevant state or jurisdiction); (m) except as otherwise expressly set forth in this Agreement, operate their businesses and operations in the ordinary course in a manner that is consistent with this Agreement, and use commercially reasonable efforts to preserve intact the Company Parties' business organization and relationships with third parties (including, without limitation, suppliers, customers, and governmental and regulatory authorities and employees), except to the extent that any failure to maintain such Company Party's good standing arises solely from the filing of the Chapter 11 Cases; (n) promptly inform the Consenting Stakeholders in writing (email being sufficient) as soon as reasonably practicable after becoming aware (and in any event within two (2) Business Days after becoming so aware) of: (i) any event or circumstance that has occurred that would permit any Party to terminate or that would result in the termination of, this Agreement; (ii) any

27 matter or circumstance that is a material impediment to the implementation or consummation of the Restructuring Transactions; (iii) the threat or commencement of any insolvency proceeding, material lawsuit, investigation, hearing, or enforcement action from or by any person or entity in respect of any Company Party; or (iv) a breach of this Agreement by any Party; (o) to the extent applicable, oppose and, if necessary, timely file a formal objection to any motion filed with the Bankruptcy Court by a third party seeking the entry of an order: (i) terminating, annulling, or modifying the automatic stay (as set forth in Section 362 of the Bankruptcy Code) with regard to any material asset that, to the extent such relief is granted, would have a material adverse effect on or delay the consummation of the Restructuring Transactions; (ii) directing the appointment of a trustee or examiner (with expanded powers beyond those set forth in sections 1106(a)(3) and (4) of the Bankruptcy Code); (iii) converting the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code; (iv) dismissing the Chapter 11 Cases; or (v) providing relief that is materially inconsistent with this Agreement or that would reasonably be expected to frustrate, delay, or compromise the purpose of the Restructuring Transactions; (p) to the extent applicable, oppose and, if necessary, timely file a formal objection to any motion filed with the Bankruptcy Court by a third party seeking the entry of an order modifying or terminating the Company Parties' exclusive right to file and/or solicit acceptances for a plan of reorganization, as applicable; (q) from the Agreement Effective Date through and including the Restructuring Effective Date, pay in full and in cash all Consenting Creditor Fees and Expenses within five (5) Business Days (or as soon as reasonably practicable thereafter) following the applicable Consenting Creditor Advisor's delivery of any invoice therefor and subject to any relevant engagement letters and/or fee arrangements, if any; provided that (i) the Consenting RCF Lender Fees and Expenses and the Consenting Secured Lender Fees and Expenses shall be paid in accordance with the DIP Documents; (ii) in accordance with the Confirmation Order, (A) the Consenting RCF Lender Fees and Expenses and the Consenting Secured Lender Fees and Expenses not paid pursuant to the previous clause (i) and (B) the Consenting Unsecured Noteholder Fees and Expenses, in each case accrued after the Petition Date and outstanding as of the Restructuring Effective Date (including any reasonable estimate and to the extent properly invoiced) shall be paid on the Restructuring Effective Date; and (iii) if this Agreement is terminated, the Company Parties shall remain obligated to pay all Consenting Creditor Fees and Expenses of any non-breaching Consenting Creditor accrued and unpaid as of such Termination Date in accordance with the applicable engagement letters and/or fee arrangements, if any, and to the extent authorized by an order of the Bankruptcy Court (including the DIP Orders); (r) after the Restructuring Effective Date, pay (or cause the Reorganized Company Parties to pay) all accrued and unpaid Consenting Shareholder Fees and Expenses as of the Restructuring Effective Date in accordance with the ECL; provided that if the ECL is terminated, the Company Parties shall remain obligated to pay all obligations owing to the non-breaching Consenting Shareholders under the ECL in accordance with the ECL; (s) actively and timely oppose and object to the efforts of any person seeking in any manner to (i) object to, delay, impede, or take any other action to interfere with the acceptance, implementation, or consummation of the Restructuring Transactions (including, if applicable, the

28 Debtors' timely filing of objections or written responses in the Chapter 11 Cases) to the extent such opposition or objection is reasonably necessary or desirable to facilitate implementation of the Restructuring Transactions or (ii) challenge (A) the amount, validity, allowance, character, enforceability, or priority of any Company Claims/Interests of any of the Consenting Stakeholders, or (B) the validity, enforceability, or perfection of any lien or other encumbrance securing (or purporting to secure) any Company Claims/Interests of any of the Consenting Stakeholders; and (t) provide reasonably timely responses to all reasonable diligence requests sent to the Company Parties by and through the Consenting Stakeholder Advisors and the Credit Agreement Agent, in each case, on a continuing and rolling basis during the Agreement Effective Period. 6.02. Negative Commitments. Except as set forth in Section 7, during the Agreement Effective Period, the Company Parties shall not directly or indirectly: (a) object to, delay, impede, or take any other action to interfere with acceptance, implementation, or consummation of the Restructuring Transactions; (b) take any action that is inconsistent in any material respect with, or is intended to frustrate or impede approval, implementation, or consummation of the Restructuring Transactions described in this Agreement or the Plan; (c) modify the Plan, in whole or in part, in a manner that is not consistent with this Agreement in all material respects; (d) (i) execute, deliver, and/or file with the Bankruptcy Court any agreement, instrument, motion, pleading, order, form, or other document that is to be utilized to implement or effectuate, or that otherwise relates to, this Agreement, the Plan, and/or the Restructuring Transactions that, in whole or in part, is materially inconsistent with this Agreement (including the Restructuring Term Sheet), or if applicable, file any pleading with the Bankruptcy Court seeking authorization to accomplish or effect any of the foregoing; or (ii) waive, amend, or modify any of the Definitive Documents, or, if applicable, file with the Bankruptcy Court a pleading seeking to waive, amend, or modify any term or condition of any of the Definitive Documents, which waiver, amendment, modification, or filing contains any provision that is materially inconsistent with this Agreement (including the Restructuring Term Sheet); (e) subject to Section 4.01(a)(vi) hereof, settle, compromise, or seek authority to settle or compromise any Claim or Cause of Action outside the ordinary course of business without the prior written consent of the Required Consenting Stakeholders, in each case not to be unreasonably withheld, conditioned, or delayed; (f) seek, support, or consent to the grant of standing to any Entity (other than the Debtors) to assert any Claim or Cause of Action against any Consenting Stakeholder or any of their Related Parties, and not file, support, or prosecute any objection to the Debtor Release, the Third-Party Release, the Exculpation, or the Injunction as each relates to the Consenting Stakeholders or their Related Parties;

29 (g) incur, assume, or guarantee any indebtedness, grant any Lien, or make any payment on account of any prepetition Claim, in each case other than (i) in the ordinary course of business, (ii) as permitted by the DIP Documents, the DIP Orders, or the Approved Budget, or (iii) with the prior written consent of the Required Consenting Stakeholders; (h) subject to Section 5.02 hereof, assume, assume and assign, or reject any executory contract or unexpired lease without the prior written consent of the Consenting Shareholders, not to be unreasonably withheld, conditioned, or delayed; provided that assumption or amendment of employment agreements, indemnification agreements, or other employment-related agreements shall be governed by the "Employment Obligations" section in the Restructuring Term Sheet; (i) solicit, participate in, negotiate, propose, support, vote for, consummate, enter into a binding agreement to consummate, or take any other action to consummate any Alternative Restructuring Proposal prior to the consummation of the Restructuring Transactions, except as permitted by Section 7 or the Restructuring Term Sheet; (j) commence any proceeding or other action that (i) challenges the amount, validity, allowance, character, enforceability, or priority of any Company Claims/Interests of any of the Consenting Stakeholders; (ii) seeks to disgorge or avoid any payment made to any of the Consenting Stakeholders; or (iii) challenges the validity, enforceability, or perfection of any lien or other encumbrance securing (or purporting to secure) any Company Claims/Interests of any of the Consenting Stakeholders, or support any person in connection with any of the acts described in the foregoing clauses (i), (ii), and (iii); (k) amend or change, or propose to amend or change, any of their respective existing organizational documents without the prior written consent of the Required Consenting Stakeholders; (l) except in accordance with the Restructuring Transactions or in the ordinary course of business and consistent with past practice, incur any indebtedness or guarantee any indebtedness of another entity involving amounts greater than $2,500,000.00 in principal amount in the aggregate across all such transactions without the prior written consent of the Required Consenting Secured Lenders, the Required Consenting RCF Lenders, and each Consenting Shareholder (in each case, not to be unreasonably withheld); provided that the Company Parties' renewal or amendment of existing contracts are in the ordinary course of business; (m) except in accordance with the Restructuring Transactions or in the ordinary course of business and consistent with past practice, sell, dispose, abandon, or otherwise transfer any legal or beneficial ownership of any assets (including, without limitation, any intellectual property) in a transaction or a series of transactions involving amounts greater than $2,500,000.00 in principal amount in the aggregate across all such transactions without the prior written consent of the Required Consenting Secured Lenders, the Required Consenting RCF Lenders, and each Consenting Shareholder (in each case, not to be unreasonably withheld); (n) except in the ordinary course of business and consistent with past practice, terminate or release (i) any obligors or guarantors of their obligations under the documentation governing the Secured Funded Debt Claims, the Revolving Loan Claims, or the Unsecured Notes

30 Claims or (ii) any of the liens on, security interests in, or guarantees of any of the assets of the Company Parties that secure the obligations under the documents governing the Secured Funded Debt Claims or the Revolving Loan Claims, in each case without the prior written consent of the Required Consenting Secured Lenders or the Required Consenting RCF Lenders, as applicable and, solely with respect to any obligor or guarantor of the Unsecured Notes Claims under clause (i), the Required Consenting Unsecured Noteholders (in each case, not to be unreasonably withheld); or (o) sell, assign, transfer, license, encumber, or otherwise dispose of, or seek authority to sell, assign, transfer, license, encumber, or otherwise dispose of, the Trademarks or the Trademark Option Agreement, seek to reject or to assume and assign the Trademark Option Agreement, or amend, modify, supplement, waive, or terminate the Trademark Option Agreement, in each case without the prior written consent of Getty Investments L.L.C. and the applicable Consenting Shareholders. Section 7. Additional Provisions Regarding Company Parties' Commitments. 7.01. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall require a Company Party or the board of directors, board of managers, or similar governing body of a Company Party (including the Special Committee), after consulting in good faith with external counsel, to take any action or to refrain from taking any action with respect to the Restructuring Transactions to the extent taking or failing to take such action would be inconsistent with applicable Law or its fiduciary obligations under applicable Law, and any such action or inaction pursuant to this Section 7 shall not be deemed to constitute a breach of this Agreement, but shall not prejudice the rights of any Consenting Stakeholder to terminate this Agreement. Notwithstanding the foregoing, the Company Parties shall comply with Section 7.05 and Section 12.02(b) in connection with any such action or inaction. 7.02. Notwithstanding anything to the contrary in this Agreement (but subject to this Section 7), each Company Party and its respective directors, officers, employees, investment bankers, attorneys, accountants, consultants, and other advisors or representatives shall have the rights to: (a) consider, respond to, and facilitate Alternative Restructuring Proposals; (b) provide access to non-public information concerning any Company Party to any Entity or enter into Confidentiality Agreements or nondisclosure agreements with any Entity; (c) maintain or continue discussions or negotiations with respect to Alternative Restructuring Proposals; (d) otherwise cooperate with, assist, participate in, or facilitate any inquiries, proposals, discussions, or negotiation of Alternative Restructuring Proposals; and (e) enter into or continue discussions or negotiations with holders of Claims against or Equity Interests in a Company Party (including any Consenting Stakeholder), any other party in interest in the Chapter 11 Cases (including any official committee and the United States Trustee), or any other Entity regarding the Restructuring Transactions or Alternative Restructuring Proposals (the items set forth in this Section 7.02, the "Permitted Actions"). 7.03. Nothing in this Agreement shall: (a) impair or waive the rights of a Company Party to assert or raise any objection permitted under this Agreement in connection with the Restructuring Transactions; or (b) prevent a Company Party from enforcing this Agreement or contesting whether any matter, fact, or thing is a breach of, or is inconsistent with, this Agreement.

31 7.04. The Company Parties shall (x) provide to the Consenting Stakeholder Advisors, on a professional-eyes-only basis, a copy of any written Alternative Restructuring Proposal (and notice and a description of any oral Alternative Restructuring Proposal) within one (1) Business Day of the Company Parties' or their advisors' receipt of such Alternative Restructuring Proposal and (y) promptly provide updates to the Consenting Stakeholders' respective counsel regarding such discussions or any actions or inaction pursuant to Section 7.02 (including copies of any materials provided to or provided by the Company Parties with respect to the applicable Alternative Restructuring Proposal) to keep counsel to the Consenting Stakeholders reasonably informed as to the status and substance of the foregoing and any information reasonably requested by the Consenting Stakeholder Advisors in connection therewith. 7.05. In the event that, whether as a result of any Permitted Action or otherwise, any Company Party has determined to pursue any Alternative Restructuring Proposal or exercise its rights under Section 7.01, the Company Parties shall provide notice of such determination within twenty-four (24) hours after such determination to the counsel to Consenting Stakeholders (such notice, an "Alternative Restructuring Notice"). Section 8. Transfer of Interests and Claims; Joinders. 8.01. During the Agreement Effective Period, subject to Section 8.06, no Consenting Stakeholder shall Transfer (a) any ownership (including any beneficial ownership as defined in the Rule 13d-3 under the Securities Exchange Act of 1934, as amended) in any Company Claims/Interests or (b) other rights that such Consenting Stakeholder has by virtue of being a holder of a Company Claim/Interest (including any voting or consent rights), to any affiliated or unaffiliated party, including any party in which it may hold a direct or indirect beneficial interest, unless, with respect to Transfers by Consenting Stakeholders: (a) the transferee is either (1) a qualified institutional buyer as defined in Rule 144A promulgated under the Securities Act, (2) a non-U.S. person (as defined under Regulation S promulgated under the Securities Act) acquiring such Company Claim/Interest in an offshore transaction outside the United States in reliance on Regulation S (and if such transferee is a resident or located in a member state of the European Economic Area (the "EEA") or in the United Kingdom, they are not a retail investor), (3) an "accredited investor" (as defined in the Rules), (4) a Consenting Stakeholder or (5) an Affiliate or Related Fund of the transferring Consenting Stakeholder. If the transferee is a resident of or located in a member state of the EEA, the expression "retail investor" means a person who is one (or more) of the following: (1) a "retail client" as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, "EU MiFID II"), (2) a customer within the meaning of Directive (EU) 2016/97/EU, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of EU MiFID II, or (3) not a qualified investor as defined in Regulation (EU) 2017/1129 (as amended). If the transferee is a resident of or located in the United Kingdom, the expression "retail investor" means a person who is either one (or both) of the following: (1) not a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No. 600/2014 as it forms part of assimilated law by virtue of the European Union (Withdrawal) Act 2018, or (2) not a qualified investor as defined in paragraph 15 of Schedule 1 to the Public Offers and Admissions to Trading Regulations 2024; and

32 (b) either (i) the transferee executes and delivers to counsel to the Company Parties and the Consenting Stakeholders at or before the time of the proposed Transfer, a Transfer Agreement, except where the transferee is an Affiliate or a Related Fund of a Consenting Stakeholder, in which case such transferee shall execute and deliver to counsel to the Company Parties, within two (2) Business Days of such Transfer, a Transfer Agreement, (ii) the transfer is to a Qualified Marketmaker in accordance with Section 8.06, or (iii) the transferee is a Consenting Stakeholder and the transferor or transferee provides notice of such Transfer (including the amount and type of Company Claims/Interests Transferred) to counsel to the Company Parties and the Consenting Stakeholders within five (5) Business Days after the Transfer. 8.02. Upon compliance with the requirements of Section 8, the transferor shall be deemed to relinquish its rights (and be released from its obligations) under this Agreement to the extent of the rights and obligations in respect of such transferred Company Claims/Interests without prejudice to the accrued rights of the transferor against any Party or the accrued rights of any other Party against the transferor with respect to any prior breach of any of the terms of this Agreement. Any Transfer in violation of Section 8 shall be void ab initio and the Company Parties shall have the right to enforce the voiding of such Transfer. Notwithstanding the foregoing, a Transfer by a Consenting Shareholder of less than all of its Company Claims/Interests to an Affiliate or Related Fund of such Consenting Shareholder in accordance with this Section 8 shall not diminish, impair, or otherwise affect any consent, approval, termination, or other right of such Consenting Shareholder under this Agreement or any Definitive Document. Notwithstanding anything to the contrary in this Agreement, any Transfer of Holdings Equity Interest, including any Permitted Transfer, that is subject to the NOL Orders but does not comply with the applicable procedures and requirements therein shall be void ab initio. 8.03. Any holder of Secured Funded Debt Claims, Revolving Loan Claims, or Unsecured Notes Claims may, at any time after the Agreement Effective Date, become a Party to this Agreement as a Consenting Creditor (an "Additional Consenting Creditor") by executing and delivering to counsel to the Company Parties a Joinder pursuant to which such Additional Consenting Creditor shall be bound by the terms of this Agreement as a Consenting Creditor, as applicable, and shall be deemed a Consenting Creditor for all purposes hereunder. 8.04. This Agreement shall in no way be construed to preclude any Consenting Stakeholder from acquiring additional Company Claims/Interests; provided that (a) such additional Company Claims/Interests shall automatically and immediately upon acquisition by a Consenting Stakeholder be deemed subject to the terms of this Agreement (regardless of when or whether notice of such acquisition is given to counsel to the Company Parties or counsel to the Consenting Stakeholders) and (b) such Consenting Stakeholder must provide notice of such acquisition (including the amount and type of Company Claim/Interest acquired) to counsel to the Company Parties within five (5) Business Days of such acquisition. 8.05. This Section 8 shall not impose any obligation on any Company Party to issue any "cleansing letter" or otherwise publicly disclose information for the purpose of enabling a Consenting Stakeholder to Transfer any of its Company Claims/Interests. Notwithstanding anything to the contrary herein, to the extent a Company Party and another Party have entered into a Confidentiality Agreement, the terms of such Confidentiality Agreement shall continue to apply

33 and remain in full force and effect according to its terms, and this Agreement does not supersede any rights or obligations otherwise arising under such Confidentiality Agreements. 8.06. Notwithstanding this Section 8, a Qualified Marketmaker that acquires any Company Claims/Interests with the purpose and intent of acting as a Qualified Marketmaker for such Company Claims/Interests shall not be required to execute and deliver a Transfer Agreement in respect of such Company Claims/Interests if (i) such Qualified Marketmaker subsequently transfers such Company Claims/Interests (by purchase, sale, assignment, participation, or otherwise) within five (5) Business Days of its acquisition to a transferee that is an Entity that is not an affiliate, affiliated fund, or affiliated Entity with a common investment advisor; and (ii) the Transfer otherwise is a Permitted Transfer under this Section 8. To the extent that a Consenting Stakeholder is acting in its capacity as a Qualified Marketmaker, it may Transfer (by purchase, sale, assignment, participation, or otherwise) any right, title or interests in Company Claims/Interests that the Qualified Marketmaker acquires from a holder of the Company Claims/Interests who is not a Consenting Stakeholder without the requirement that the transferee be a Permitted Transferee. If at the time of the proposed Transfer of Company Claims/Interests to a Qualified Marketmaker, such Company Claims/Interests may be voted on the Plan, and the proposed transferor is a Consenting Stakeholder, then such proposed transferor must first vote such Company Claims/Interests in accordance with the requirements of Section 4; provided that if a Qualified Marketmaker acquires any Company Claims/Interests from a Consenting Stakeholder and is unable to transfer such Company Claims/Interests within five (5) Business Days, the Qualified Marketmaker shall execute and deliver a Joinder in respect of such Company Claims/Interests and become a Consenting Stakeholder with respect to such Company Claims/Interests in accordance with the terms hereof; provided, further, that the Qualified Marketmaker shall automatically, and without further notice or action, no longer be a Consenting Stakeholder with respect to such Company Claims/Interests at such time that the transferee of such Company Claims/Interests becomes a Consenting Stakeholder with respect to such Company Claims/Interests. Notwithstanding anything to the contrary in this Section 8, the restrictions on Transfer set forth in this Section 8 shall not apply to the grant of any liens or encumbrances on any claims and interests in favor of a bank or broker-dealer holding custody of such claims and interests in the ordinary course of business and which lien or encumbrance is released upon the Transfer of such claims and interests. Section 9. Representations and Warranties of Consenting Stakeholders. Each Consenting Stakeholder severally, and not jointly, represents and warrants that, as of the date such Consenting Stakeholder executes and delivers this Agreement, a Joinder, or a Transfer Agreement, as applicable, and as of the Restructuring Effective Date: (a) it (i) is the beneficial or record owner (including by participation, subparticipations, swap, or unsettled trade) of the face amount of the Company Claims/Interests or is the nominee, investment manager, or advisor for beneficial holders of the Company Claims/Interests reflected in such Consenting Stakeholder's signature page to this Agreement, a Joinder, or a Transfer Agreement, as applicable (as may be updated pursuant to Section 8) and (ii) solely with respect to Consenting Stakeholders other than the Consenting RCF Lenders, having made reasonable inquiry, is not the beneficial or record owner of any Company Claims/Interests other than those reflected in, such Consenting Stakeholder's signature page to this Agreement, a Joinder, or a Transfer Agreement, as applicable (as may be updated pursuant to Section 8);

34 (b) it has the full power and authority to act on behalf of, vote and consent to matters concerning, such Company Claims/Interests; (c) such Company Claims/Interests are free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal, or other limitation on disposition, transfer, or encumbrances of any kind, that would materially and adversely affect in any way such Consenting Stakeholder's ability to perform any of its obligations under this Agreement at the time such obligations are required to be performed; provided, however, that the foregoing shall not apply to customary liens or obligations arising under prime broker arrangement; (d) it has the full power to vote, approve changes to, and transfer all of its Company Claims/Interests referable to it as contemplated by this Agreement subject to applicable Law; (e) it (i) has access to adequate information regarding the terms of this Agreement to make an informed and knowledgeable decision with regard to entering into this Agreement and (ii) has such knowledge and experience in financial and business matters of this type that it is capable of evaluating the merits and risks of entering into this Agreement and of making an informed investment decision with respect hereto; and (f) (i) it is either (A) a "qualified institutional buyer" as defined in Rule 144A promulgated under the Securities Act, (B) a "non-U.S. person" (as defined under Regulation S promulgated under the Securities Act), or (C) an "accredited investor" (as defined in the Rules); (ii) any securities acquired by such Consenting Stakeholder in connection with the Restructuring Transactions will have been acquired for investment and not with a view to distribution or resale in violation of the Securities Act; (iii) it understands that, if it is to acquire any securities, as defined in the Securities Act, pursuant to the Restructuring Transactions, such securities have not been and will not be registered under the Securities Act and that such securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act, based in part upon its representations, as applicable, contained in this Agreement and cannot be sold unless subsequently registered under the Securities Act or an exemption from registration is available; (iv) it is not acquiring the securities contemplated to be acquired by it in connection with the Restructuring Transactions as a result of any advertisement, article, notice, or other communication regarding such securities published in any newspaper, magazine, or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement; and (v) it has such knowledge and experience in financial and business matters so that it is capable of evaluating the merits and risks of the securities to be acquired by it (if any) pursuant to the Restructuring Transactions and understands and is able to bear any economic risks with such investment. Section 10. Representations and Warranties of the Company Parties. Each Company Party represents and warrants that, as of the date such Company Party executes and delivers this Agreement: (a) entry into this Agreement is consistent with the exercise of the fiduciary duties of its directors and officers;

35 (b) to the best of its knowledge having made all reasonable inquiries, no order has been made, petition presented, or resolution passed for the winding up of or appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager, or other similar officer, and no analogous procedure has been commenced in any jurisdiction; (c) except as expressly provided for in this Agreement or in the ordinary course of business, it has not entered into any arrangement regarding the treatment, settlement, compromise, or alteration of any Company Claims/Interests (including with any individual creditor thereunder, irrespective of whether it is or is to become a Consenting Stakeholder) on terms that are not reflected in the Restructuring Term Sheet; and (d) notwithstanding its entry into this Agreement, each of the security interests securing the Revolving Loan Claims and the Secured Funded Debt Claims of the Consenting Stakeholders, as applicable, remains legal, valid, binding, and enforceable and in full force and effect as of the Agreement Effective Date. Section 11. Mutual Representations, Warranties, and Covenants. Each of the Parties represents, warrants, and covenants to each other Party, as of the date such Party executed and delivers this Agreement, a Joinder, or a Transfer Agreement, as applicable, and as of the Restructuring Effective Date: (a) it is validly existing and in good standing under the Laws of the state (if organized under the Laws of a state) of its organization, and this Agreement is a legal, valid, and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable Laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability; (b) except as expressly provided in this Agreement, the Plan, and the Bankruptcy Code, if applicable, no consent or approval is required by any other person or entity in order for it to effectuate the Restructuring Transactions contemplated by, and perform its respective obligations under, this Agreement; (c) the entry into and performance by it of, and the transactions contemplated by, this Agreement do not, and will not, conflict in any material respect with any Law or regulation applicable to it or with any of its articles of association, memorandum of association or other constitutional documents; (d) it has (or will have, at the relevant time) all requisite corporate or other power and authority to enter into, execute, and deliver this Agreement and to effectuate the Restructuring Transactions contemplated by, and perform its respective obligations under, this Agreement; and (e) it is not party to any restructuring or similar agreements or arrangements with the other Parties to this Agreement that have not been disclosed to all Parties to this Agreement.

36 Section 12. Termination Events. 12.01. Consenting Stakeholder Termination Events. This Agreement may be terminated with respect to (a) the Consenting Secured Lenders, by the Required Consenting Secured Lenders, (b) the Consenting RCF Lenders, by the Required Consenting RCF Lenders, (c) the Consenting Unsecured Noteholders, by the Required Consenting Unsecured Noteholders, and (d) each Consenting Shareholder, by such Consenting Shareholder, in each case by the delivery to the Company Parties of a written notice in accordance with Section 14.10 hereof upon the occurrence of any of the following events: (a) the breach in any respect by a Company Party or a Consenting Stakeholder (other than the terminating Consenting Stakeholder) of any provisions, representations, warranties, or covenants set forth in this Agreement that (i) is materially adverse to the Consenting Stakeholders seeking termination pursuant to this provision and (ii) remains uncured for five (5) Business Days after such terminating Consenting Stakeholders transmit a written notice in accordance with Section 14.10 hereof detailing any such breach; (b) any of the Milestones is not achieved, except where such Milestone has been waived or extended by the requisite Parties; provided that the right to terminate this Agreement under this Section 12.01(b) shall not be available to any Consenting Stakeholder if the failure of such Milestone to be achieved is caused by, or results from, the material breach by such Consenting Stakeholder of its covenants, agreements, or other obligations under this Agreement; provided, further, that if a Milestone is not achieved solely as a result of the unavailability of the Bankruptcy Court, no Consenting Stakeholder may terminate this Agreement under this Section 12.01(b) on account of failure to achieve such Milestone unless such Milestone remains unachieved three (3) Business Days after the Bankruptcy Court becomes available; (c) any Company Party (i) publicly announces, or announces in writing, to any of the Consenting Stakeholders or other holders of Company Claims/Interests (including but not limited to Section 7) its intention not to support or pursue the Restructuring Transactions, (ii) delivers (or is required to deliver) an Alternative Restructuring Notice, or (iii) breaches any of the covenants, agreements, or obligations herein in respect of an Alternative Restructuring Notice or Alternative Restructuring Proposal; (d) the board of directors, board of managers, or such similar body of any Company Party determines, after consulting with outside counsel, (i) that proceeding with any of the Restructuring Transactions would be inconsistent with the exercise of its fiduciary duties or applicable Law or (ii) in the exercise of its fiduciary duties, to pursue an Alternative Restructuring Proposal; (e) a Company Party files or directly or indirectly supports another party in filing any motion, application, or adversary proceeding challenging the validity, enforceability, perfection, character, or priority of, or seeking avoidance or subordination of any Claims of the Consenting Stakeholders; provided that this termination right does not apply to the Company Parties' efforts to comply with, or reply to, any validly served discovery requests, court order, or applicable Law;

37 (f) any Company Party files any motion or pleading with the Bankruptcy Court that is inconsistent with this Agreement and such motion or pleading has not been withdrawn within two (2) Business Days of receipt by the Company Parties of written notice from the applicable Required Consenting Stakeholders whose rights under this Agreement are implicated by such motion or pleading that such motion or pleading is inconsistent with this Agreement; (g) any Company Party loses the exclusive right to file a chapter 11 plan or to solicit acceptance thereof pursuant to section 1121 of the Bankruptcy Code; (h) the Bankruptcy Court grants relief terminating, annulling, or modifying the automatic stay (as set forth in section 362 of the Bankruptcy Code) with regard to any material asset of the Company Parties (except with respect to the proceeds of the Company Parties' insurance policies solely to allow the applicable party to seek recovery against such proceeds) and such order (i) materially and adversely affects any Company Party's ability to operate its business in the ordinary course or to consummate the Restructuring Transactions and (ii) is not stayed, modified, vacated, or reversed within fifteen (15) Business Days after such terminating party delivers a written notice in accordance with Section 14.10; (i) any of the DIP Orders are reversed, stayed, dismissed, vacated, reconsidered, modified, or amended without the consent of the Required Consenting Secured Lenders, the Required Consenting RCF Lenders, and the Consenting Shareholders; (j) the Bankruptcy Court enters any order authorizing the use of postpetition financing or cash or other collateral that is not in the form of the DIP Orders or otherwise acceptable to the Required Consenting Secured Lenders, the Required Consenting RCF Lenders, and the Consenting Shareholders; (k) (i) the occurrence of any "Event of Default" under (and as defined in) the DIP Orders or the DIP Documents that has not been cured (if susceptible to cure) or waived in accordance with the applicable DIP Documents, (ii) the termination of the DIP Facility in accordance with its terms, or (iii) the Company Parties fail to provide adequate protection provided to existing creditors under the DIP Orders, in each case, subject to the applicable "remedies notice period" in the DIP Orders; (l) without the prior written consent of the Required Consenting Secured Lenders, the Required Consenting RCF Lenders, and the Consenting Shareholders, a Company Party pays or grants adequate protection that is senior to or pari passu with the Secured Funded Debt Claims or the Revolving Loan Claims, as applicable, except pursuant to the professional fee "carve out" as set forth in the DIP Orders; (m) any Company Party files any motion or application seeking authority to sell any material assets without the prior written consent of the Required Consenting Secured Lenders, the Required Consenting RCF Lenders, and each Consenting Shareholder (not to be unreasonably withheld), except as permitted under Section 6.02(m) and subject to the other applicable consent rights under this Agreement; (n) the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any final, non-appealable ruling or order that (i) enjoins the

38 consummation of a material portion of the Restructuring Transactions and (ii) remains in effect for twenty (20) Business Days after such terminating Consenting Stakeholders transmit a written notice in accordance with Section 14.10 hereof detailing any such issuance; provided that this termination right may not be exercised by any Party that sought or requested such ruling or order in contravention of any obligation set out in this Agreement; (o) the Bankruptcy Court enters an order denying confirmation of the Plan unless such an order is stayed, modified, vacated, or reversed within fifteen (15) Business Days after such terminating party delivers a written notice in accordance with Section 14.10; (p) the Confirmation Order is (i) reversed, stayed, dismissed, vacated, or reconsidered or (ii) modified or amended by an order of the Bankruptcy Court or a court of competent jurisdiction in a manner that is inconsistent with this Agreement, in each case without the prior written consent of the Required Consenting Stakeholders, unless such an order is stayed, modified, vacated, or reversed within fifteen (15) Business Days after such terminating party delivers a written notice in accordance with Section 14.10; (q) the entry of an order by the Bankruptcy Court, or the filing of a motion or application by any Company Party seeking an order (without the prior written consent of the Required Consenting Stakeholders), (i) converting one or more of the Chapter 11 Cases of a Company Party to a case under chapter 7 of the Bankruptcy Code, (ii) appointing an examiner with expanded powers beyond those set forth in sections 1106(a)(3) and (4) of the Bankruptcy Code or a trustee in one or more of the Chapter 11 Cases of a Company Party, (iii) rejecting this Agreement, (iv) dismissing one or more of the Chapter 11 Cases, or (v) terminating or reducing the Company Parties' exclusive periods under section 1121 of the Bankruptcy Code; (r) failure of the Company Parties to pay the Consenting Creditor Fees and Expenses, as and when required under this Agreement, unless waived by the applicable Required Consenting Stakeholders or the Consenting Creditor Advisors; or (s) the Bankruptcy Court grants relief, in each case, that is materially and adversely (as to the terminating party) inconsistent with this Agreement (in each case, as applicable, and with such amendments and modification as have been effected in accordance with the terms hereof), unless the order granting such relief has been stayed, modified, or reversed within fifteen (15) Business Days after such terminating party delivers a written notice in accordance with Section 14.10 hereof; (t) any Definitive Document is filed, executed, amended, modified, or supplemented in a manner that is materially inconsistent with this Agreement or the Restructuring Term Sheet, or that fails to satisfy the consent rights set forth in Section 3.02 (including the Secured Lender Consent Right, RCF Lender Consent Right, Unsecured Noteholder Consent Right, and Consenting Shareholder Consent Right), and such failure remains uncured for five (5) Business Days after the terminating Party transmits written notice thereof; (u) the termination of the ECL in accordance with its terms; (v) (i) the termination of this Agreement by the Required Consenting Secured Lenders, the Required Consenting RCF Lenders, the Required Consenting Unsecured Noteholders, or any

39 Consenting Shareholder in accordance with any applicable provision of this Agreement or (ii) the Consenting Secured Lenders, the Consenting RCF Lenders, or the Consenting Unsecured Noteholders no longer comprise of 66.7% of holders by aggregate outstanding amount of Secured Funded Debt Claims, Revolving Loan Claims, or Unsecured Notes Claims, respectively; (w) with respect to any individual Consenting Stakeholder, on the Outside Date; (x) the entry of an order by the Bankruptcy Court rejecting or impairing the enforcement of Getty Investments L.L.C.'s rights under the Trademark Option Agreement; or (y) the Plan, the Disclosure Statement, or the Confirmation Order is filed or entered without the Debtor Release, the Third-Party Release, the Exculpation, or the Injunction contemplated by this Agreement. 12.02. Company Party Termination Events. Any Company Party may terminate this Agreement as to all Parties upon prior written notice to all Parties in accordance with Section 14.10 hereof upon the occurrence of any of the following events: (a) the breach in any material respect by a Consenting Stakeholder of any provisions, representations, warranties, or covenants set forth in this Agreement that remains uncured for five (5) Business Days after the Company Parties transmit a written notice in accordance with Section 14.10 hereof detailing such breach; provided, however, that: (i) so long as the non-breaching Consenting Secured Lenders continue to hold or control at least 66.7% of the aggregate outstanding principal amount of the Secured Funded Debt Claims, in such case excluding any Secured Funded Debt Claims held by any Consenting Shareholder or any of its Affiliates, such termination shall be effective only with respect to the breaching Consenting Secured Lenders; (ii) so long as the non-breaching Consenting RCF Lenders (A) hold or control at least 66.7% of the aggregate outstanding principal amount of Revolving Loan Claims and greater than 50.1% in number of holders of Revolving Loan Claims and (B) continue to commit to provide the New RCF in accordance with the Exit Term Sheet in all material respects, such termination shall be effective only with respect to the breaching Consenting RCF Lender; and (iii) so long as the non-breaching Consenting Unsecured Noteholders continue to hold or control at least 66.7% of the aggregate outstanding principal amount of the Unsecured Notes Claims, in such case excluding any Unsecured Notes Claims held by any Consenting Shareholder or any of its Affiliates, such termination shall be effective only with respect to the breaching Consenting Unsecured Noteholders; (b) the board of directors, board of managers, or such similar governing body of any Company Party determines, after consulting with external counsel, (i) that proceeding with any of the Restructuring Transactions would be inconsistent with the exercise of its fiduciary duties or applicable Law or (ii) in the exercise of its fiduciary duties, to pursue an Alternative Restructuring Proposal; provided that any termination pursuant to this Section 12.02(b)(ii) shall be effective only upon delivery of an Alternative Restructuring Notice in accordance with Section 7.05;

40 (c) the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any final, non-appealable ruling or order that (i) enjoins the consummation of a material portion of the Restructuring Transactions and (ii) remains in effect for thirty (30) Business Days after such terminating Company Party transmits a written notice in accordance with Section 14.10 hereof detailing any such issuance; provided that this termination right shall not apply to or be exercised by any Company Party that sought or requested such ruling or order in contravention of any obligation or restriction set out in this Agreement; or (d) the Bankruptcy Court enters an order denying confirmation of the Plan. 12.03. Consenting Shareholder Termination Event. In addition to the termination rights set forth in Section 12.01, each Consenting Shareholder may terminate this Agreement as to itself upon prior written notice to all Parties in accordance with Section 14.10 hereof upon the occurrence of any of the following events: (a) this Agreement or any Definitive Document is amended, modified, supplemented, or the terms thereof waived with the effect of adversely (i) changing the economic terms of the Restructuring Transactions as to such Consenting Shareholder or (ii) modifying or affecting the release, exculpation, injunction, indemnification, insurance, or tax provisions related to the Consenting Shareholders as identified in this Agreement or implemented pursuant to the Plan, in each case, without the prior written consent of the Consenting Shareholders; or (b) if any Definitive Document or other agreement, instrument, pleading, or order relating to the Restructuring Transactions is filed, executed, entered, amended, modified, or supplemented, in a manner that amends, modifies, supplements, waives, terminates, or otherwise affects the Trademark Option Agreement, the Trademarks, or any right of Getty Investments L.L.C. or any of its Affiliates thereunder or in respect thereof (other than the assumption of the Trademark Option Agreement in accordance with Section 5.02 hereof). 12.04. Mutual Termination. This Agreement, and the obligations of all Parties hereunder, may be terminated by mutual written agreement among the Required Consenting Stakeholders and each Company Party. 12.05. Automatic Termination. This Agreement shall terminate automatically without any further required action or notice immediately after the Restructuring Effective Date. 12.06. Effect of Termination. Upon the occurrence of a Termination Date as to a Party, this Agreement shall be of no further force and effect as to such Party and each Party subject to such termination shall be released from its commitments, undertakings, and agreements under or related to this Agreement and shall have the rights and remedies that it would have had, had it not entered into this Agreement, and shall be entitled to take all actions, whether with respect to the Restructuring Transactions or otherwise, that it would have been entitled to take had it not entered into this Agreement, including with respect to any and all Claims or Causes of Action. Upon the occurrence of a Termination Date and, if applicable, prior to the Confirmation Order being entered by a Bankruptcy Court, any and all consents or ballots tendered by the Parties subject to such termination before a Termination Date shall be deemed, for all purposes, to be null and void from the first instance and shall not be considered or otherwise used in any manner by the Parties in

41 connection with the Restructuring Transactions and this Agreement or otherwise; provided that any Consenting Stakeholder withdrawing or changing its vote or its consent pursuant to this Section 12.06 shall promptly provide written notice of such withdrawal or change to each other Party to this Agreement and, if applicable, if such withdrawal or change occurs on or after the Petition Date, file notice of such withdrawal or change with the Bankruptcy Court. Nothing in this Agreement shall be construed as prohibiting a Company Party or any of the Consenting Stakeholders from contesting whether any such termination is in accordance with its terms or to seek enforcement of any rights under this Agreement that arose or existed before a Termination Date. Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair, or restrict (a) any right of any Company Party or the ability of any Company Party to protect and reserve its rights (including rights under this Agreement), remedies, and interests, including its claims against any Consenting Stakeholder, and (b) any right of any Consenting Stakeholder, or the ability of any Consenting Stakeholder, to protect and preserve its rights (including rights under this Agreement), remedies, and interests, including its claims against any Company Party or Consenting Stakeholder. Except in connection with a dispute concerning a breach of this Agreement or the interpretation of the terms hereof upon termination, (a) neither this Agreement nor any terms or provisions set forth herein shall be admissible in any dispute, litigation, proceeding or controversy among the Parties and nothing contained herein shall constitute or be deemed to be an admission by any Party as to any matter, it being understood that the statements and resolutions reached herein were the result of negotiations and compromises of the respective positions of the Parties and (b) no Party shall seek to take discovery concerning this Agreement or admit this Agreement or any part of it into evidence against any other Party. No purported termination of this Agreement shall be effective under this Section 12.06 or otherwise if the Party seeking to terminate this Agreement is in material breach of this Agreement and the basis of the applicable termination event was the result of a breach or non-compliance by the Party seeking termination, except a termination pursuant to Section 12.02(a) or Section 12.02(d). Nothing in this Section 12.06 shall restrict any Company Party's right to terminate this Agreement in accordance with Section 12.02(a). 12.07. No Termination For Own Action or Omission. Notwithstanding any other provision in this Agreement, nothing permits any Party to terminate this Agreement as a result of its own breach of this Agreement or its own act, omission, or delay in violation of such Party's obligations under this Agreement. Section 13. Amendments and Waivers. 13.01. This Agreement may not be modified, amended, or supplemented, and no condition or requirement of this Agreement may be waived, in any manner except in accordance with this Section 13. 13.02. This Agreement, including any exhibits or schedules hereto, may be modified, amended, or supplemented, or a condition or requirement of this Agreement may be waived, in a writing signed by: (a) each Company Party, (b) each Consenting Shareholder, and (c)(i) solely with respect to any modification, amendment, waiver or supplement that implicates the Secured Lender Consent Right, the Required Consenting Secured Lenders; (ii) solely with respect to any modification, amendment, waiver or supplement that implicates the RCF Lender Consent Right, the Required Consenting RCF Lenders; and (iii) solely with respect to any modification,

42 amendment, waiver or supplement that implicates the Unsecured Noteholder Consent Right, the Required Consenting Unsecured Noteholders. 13.03. If a proposed modification, amendment, waiver, or supplement has a material, disproportionate, and adverse effect (economic or non-economic) on any Consenting Stakeholder or any of the Company Claims/Interests held by a Consenting Stakeholder, in each case as compared to similarly situated Consenting Stakeholders in the same class, then the consent of each such affected Consenting Stakeholder shall also be required to effectuate such modification, amendment, waiver, or supplement. If any such affected Consenting Secured Lender or Consenting RCF Lender does not consent to such a modification, amendment, waiver, or supplement (a "Non-Consenting Creditor"), but such modification, amendment, waiver, or supplement receives the consent of (a) the Consenting Creditors holding at least 66.7% of the outstanding Secured Funded Debt Claims or Revolving Loan Claims and (b) subject to Section 14.11, the Consenting RCF Lenders who are still committed to provide the New RCF in accordance with the Exit Term Sheet in all material respects notwithstanding any termination of the commitment of the Non-Consenting Creditor, in each case as applicable, then this Agreement shall be deemed to have been terminated only as to such Non-Consenting Creditor and this Agreement shall continue in full force and effect with respect to all other Consenting Creditors. 13.04. Any modification, amendment, waiver, or supplement to the definition of "Outside Date" and this Section 13 shall require the consent of each Consenting Stakeholder. Any modification of the definitions of "Required Consenting RCF Lenders", "Required Consenting Secured Lenders", "Required Consenting Unsecured Noteholders", and "Required Consenting Stakeholders" shall require the consent of (x) all Consenting RCF Lenders, all Consenting Secured Lenders, all Consenting Unsecured Noteholders, and all Consenting Stakeholders, respectively and (y) the Company Parties. 13.05. Any proposed modification, amendment, waiver or supplement that does not comply with this Section 13 shall be ineffective and void ab initio. 13.06. The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy under this Agreement shall operate as a waiver of any such right, power or remedy or any provision of this Agreement, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise of such right, power or remedy or the exercise of any other right, power or remedy. All remedies under this Agreement are cumulative and are not exclusive of any other remedies provided by Law. Section 14. Miscellaneous 14.01. Acknowledgement. Notwithstanding any other provision herein, this Agreement is not and shall not be deemed to be an offer with respect to any securities or solicitation of votes for the acceptance of a plan of reorganization for purposes of sections 1125 and 1126 of the Bankruptcy Code or otherwise. Any such offer or solicitation will be made only in compliance with all applicable securities Laws, provisions of the Bankruptcy Code, and/or other applicable Law.

43 14.02. Exhibits Incorporated by Reference; Conflicts. Each of the exhibits, annexes, signature pages, and schedules attached hereto is expressly incorporated herein and made a part of this Agreement, and all references to this Agreement shall include such exhibits, annexes, and schedules. Except as otherwise set forth herein, in the event of any inconsistency between this Restructuring Support Agreement (without reference to the exhibits, annexes, and schedules hereto) and the exhibits, annexes, and schedules hereto, the Restructuring Support Agreement (without reference to the exhibits, annexes, and schedules thereto) shall govern with respect to such provision; provided that in the event of any inconsistency between this Restructuring Support Agreement and the Restructuring Term Sheet, the Restructuring Term Sheet shall govern. Notwithstanding the foregoing, (a) the DIP Term Sheet shall govern with respect to the DIP Facility, (b) the Exit Term Sheet shall govern with respect to the New Notes, the New Term Loans, and the New RCF, and (c) the ECL shall govern with respect to the New Equity Investment. 14.03. Further Assurances. Subject to the other terms of this Agreement, the Parties hereby covenant and agree to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be reasonably appropriate or necessary, or as may be required by order of the Bankruptcy Court, from time to time, to carry out the purposes and intent of this Agreement, including to effectuate the Restructuring Transactions, as applicable. 14.04. Complete Agreement. Except as otherwise explicitly provided herein, this Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements, oral or written, among the Parties with respect thereto, other than any Confidentiality Agreement. 14.05. GOVERNING LAW; SUBMISSION TO JURISDICTION; SELECTION OF FORUM. THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. If the Chapter 11 Cases are commenced, each Party agrees that it shall bring any action or proceeding in respect of any claim or dispute arising out of or related to this Agreement, to the extent possible, in the Bankruptcy Court, and solely in connection with claims arising under this Agreement: (a) irrevocably submits to the exclusive jurisdiction of the Bankruptcy Court; (b) waives any objection to laying venue in any such action or proceeding in the Bankruptcy Court; and (c) waives any objection that the Bankruptcy Court is an inconvenient forum or does not have jurisdiction over any Party. 14.06. TRIAL BY JURY WAIVER. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. 14.07. Execution of Agreement. This Agreement may be executed and delivered in any number of counterparts and by way of electronic signature and delivery, each such counterpart, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement. Each individual executing this Agreement on behalf of a Party represents

44 and warrants that such individual has been duly authorized and empowered to execute and deliver this Agreement on behalf of such Party. 14.08. Rules of Construction. This Agreement is the product of negotiations among the Company Parties and the Consenting Stakeholders, and in the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any Party by reason of that Party having drafted or caused to be drafted this Agreement, or any portion hereof, shall not be effective in regard to the interpretation hereof. The Company Parties and the Consenting Stakeholders were each represented by counsel during the negotiations and drafting of this Agreement and continue to be represented by counsel. 14.09. Successors and Assigns; Third Parties. This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors and permitted assigns, as applicable. There are no third-party beneficiaries under this Agreement, and the rights or obligations of any Party under this Agreement may not be assigned, delegated, or transferred to any other person or entity; provided that Getty Investments L.L.C. is an express third-party beneficiary of the rights and provisions set forth herein in respect of the Trademarks and the Trademark Option Agreement. 14.10. Notices. All notices hereunder shall be deemed given if in writing and delivered, by electronic mail, courier, or registered or certified mail (return receipt requested), to the following addresses (or at such other addresses as shall be specified by like notice): (a) if to a Company Party, to: Simpson Thacher & Bartlett LLP 425 Lexington Ave New York, NY 10017 Attention: Brian Schartz, Elisha Graff, Rachael Foust, Dov Gottlieb, Alex Xuan E-mail addresses: brian.schartz@stblaw.com; egraff@stblaw.com rachael.foust@stblaw.com; dov.gottlieb@stblaw.com; alex.xuan@stblaw.com (b) if to a Consenting Shareholder, to: Paul, Weiss, Rifkind, Wharton & Garrison LLP 1285 Avenue of the Americas New York, NY 10019-6064 Attention: John Weber, Robert Britton E-mail addresses: jweber@paulweiss.com; rbritton@paulweiss.com Jones Day North Point 901 Lakeside Avenue Cleveland, Ohio 44114 Attention: Carl E. Black, Nick Morin E-mail address: ceblack@jonesday.com; nmorin@jonesday.com

45 (c) if to a Consenting Secured Lender, to: Gibson, Dunn & Crutcher LLP 200 Park Avenue New York, NY 10166 Attention: Scott J. Greenberg, Matt M. Roose, Rob E. Fitzgerald E-mail addresses: sgreenberg@gibsondunn.com; mroose@gibsondunn.com; rfitzgerald@gibsondunn.com (d) if to a Consenting RCF Lender, to: Milbank LLP 55 Hudson Yards New York, NY 10001-2163 Attention: Evan Fleck, Lauren Doyle, Luke Charleston E-mail addresses: EFleck@milbank.com; LDoyle@milbank.com; LCharleston@milbank.com (e) if to a Consenting Unsecured Noteholder, to: Akin Gump Strauss Hauer & Feld LLP One Bryant Park New York, NY 10036-6745 Attention: Michael Stamer; Brad Kahn; Stephen B. Kuhn E-mail addresses: mstamer@AkinGump.com; bkahn@akingump.com; skuhn@akingump.com Any notice given by delivery, mail, or courier shall be effective when received. 14.11. RCF Commitments. For the avoidance of doubt, (i) no Consenting RCF Lender shall be required to fund any portion of the New RCF in excess of its commitment as of the Agreement Effective Date, including, without limitation, if this Agreement is terminated with respect to a Consenting RCF Lender or if a Consenting RCF Lender otherwise fails to fund its portion of the New RCF and (ii) if this Agreement is terminated with respect to a Consenting RCF Lender prior to the Restructuring Effective Date, such Consenting RCF Lender shall not be required to fund any portion of the New RCF. 14.12. Independent Due Diligence and Decision Making. Each Consenting Stakeholder hereby confirms that its decision to execute this Agreement has been based upon its independent investigation of the operations, businesses, financial and other conditions, and prospects of the Company Parties. 14.13. Enforceability of Agreement. If the Chapter 11 Cases are commenced, each Party, to the extent enforceable, waives any right to assert that the exercise of termination rights under this Agreement is subject to the automatic stay provisions of the Bankruptcy Code, and expressly stipulates and consents hereunder to the prospective modification of the automatic stay provisions

46 of the Bankruptcy Code for purposes of exercising termination rights under this Agreement, to the extent the Bankruptcy Court determines that such relief is required. 14.14. Waiver. If the Restructuring Transactions are not consummated, or if this Agreement is terminated for any reason, the Parties fully reserve any and all of their rights. Pursuant to Federal Rule of Evidence 408 and any other applicable rules of evidence, this Agreement and all negotiations relating hereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms or the payment of damages to which a Party may be entitled under this Agreement. 14.15. Specific Performance. It is understood and agreed by the Parties that money damages would be an insufficient remedy for any breach of this Agreement by any Party, and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief (without the posting of any bond and without proof of actual damages) as a remedy of any such breach, including an order of the Bankruptcy Court or other court of competent jurisdiction requiring any Party to comply promptly with any of its obligations hereunder. Notwithstanding anything to the contrary in this Agreement, none of the Parties will be liable for, and none of the Parties shall claim or seek to recover, any punitive, special, indirect or consequential damages for lost profits. The Parties agree that in no event will any Party be liable for any consequential, special, indirect or punitive damages or damages for lost profits. Nothing in this Section 14.15 shall limit, or be deemed to limit, the obligations of the Company Parties to pay the Consenting Stakeholder Fees and Expenses as set forth in this Agreement, the DIP Exit Fee as set forth in the DIP Documents, or any amounts due under the ECL. 14.16. Several, Not Joint, Claims. Except where otherwise specified, the agreements, representations, warranties, and obligations of the Parties under this Agreement are, in all respects, several and not joint. 14.17. Severability and Construction. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid, or unenforceable, the remaining provisions shall remain in full force and effect if essential terms and conditions of this Agreement for each Party remain valid, binding, and enforceable. 14.18. Remedies Cumulative. All rights, powers, and remedies provided under this Agreement or otherwise available in respect hereof at Law or in equity shall be cumulative and not alternative, and the exercise of any right, power, or remedy thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power, or remedy by such Party. 14.19. Capacities of Consenting Stakeholders. Subject to Section 14.24, each Consenting Stakeholder has entered into this Agreement on account of all Company Claims/Interests that it holds (directly or through discretionary accounts that it manages or advises) and, except where otherwise specified in this Agreement (including pursuant to this Section 14.19 and Section 9 hereof), shall take or refrain from taking all actions that it is obligated to take or refrain from taking under this Agreement with respect to all such Company Claims/Interests; provided that this Agreement shall not apply to any Company Claims/Interests held in any account (including any separately managed account) over which such Consenting Stakeholder does not have, or ceases to have, the investment and voting discretion necessary to bind such account hereto. Notwithstanding

47 the foregoing, each Consenting Stakeholder has entered into this Agreement solely in its capacity as a holder of Company Claims/Interests, and nothing in this Agreement shall apply to, or be construed to impose any obligation on, any Consenting Stakeholder or any of its Related Parties in any other capacity, including as a director, manager, officer, employee, licensor, lessor, counterparty to any commercial agreement, or fiduciary of any Entity. 14.20. Survival. Notwithstanding (i) any Transfer of any Company Claims/Interests in accordance with this Agreement, (ii) the termination of this Agreement in accordance with its terms, and (iii) anything to the contrary in this Agreement, the agreements and obligations of the Parties set forth in Section 6.01(q), Section 6.01(r), Section 14, and the Confidentiality Agreements shall survive and continue in full force and effect for the benefit of the Parties in accordance with the terms hereof and thereof, and the obligations of the Company Parties to pay the Consenting Creditor Fees and Expenses and the Consenting Shareholder Fees and Expenses as set forth in this Agreement, the DIP Exit Fee as set forth in the DIP Documents, and any amounts due under the ECL shall survive the termination of this Agreement. 14.21. Email Consents. Where a written consent, acceptance, approval, or waiver is required pursuant to or contemplated by this Agreement, including a written approval by the Company Parties, the Consenting Shareholders, or any Consenting Creditor, such written consent, acceptance, approval, or waiver shall be deemed to have occurred if, by agreement between counsel to the Parties submitting and receiving such consent, acceptance, approval, or waiver, it is conveyed in writing (including electronic mail) between each such counsel without representations or warranties of any kind on behalf of such counsel. 14.22. Relationship Among Parties. None of the Consenting Stakeholders shall, solely by virtue of entry into this Agreement or any other Definitive Document, have any fiduciary duty, any duty of trust or confidence in any form, or other duty or responsibility to each other, any Consenting Stakeholder, the Company Parties or their Affiliates, or any of the Company Parties' creditors or other stakeholders, including, without limitation, any holders of Company Claims/Interests, and, other than as expressly set forth in this Agreement and/or the other Definitive Documents, there are no commitments among or between the Consenting Stakeholders. No prior history, pattern, or practice of sharing confidences among or between any of the Consenting Stakeholders and/or the Company Parties shall in any way affect or negate this understanding and agreement. The obligations of each Consenting Stakeholder are several and not joint, and nothing contained herein, and no action taken by any Consenting Stakeholder, shall be deemed to constitute the Consenting Stakeholders as a partnership, association, joint venture, "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder), or other kind of group or entity, or create a presumption that the Consenting Stakeholders are in any way acting in concert; and no Consenting Stakeholder shall, as a result of it entering into and performing its obligations under this Agreement or any Definitive Document, be deemed to be part of a "group" (as that term is used in Section 13(d) of the Exchange Act and the regulations promulgated thereunder); provided that nothing in this Section 14.22 shall apply to, limit, or otherwise affect the status of the Consenting Shareholders as members of a "group" (as that term is used in Section 13(d) of the Exchange Act and the regulations promulgated thereunder). The decision of each Consenting Stakeholder to enter into this Agreement has been made independently of every other Consenting Stakeholder, except as set forth in the proviso to the immediately preceding sentence. For the

48 avoidance of doubt, each Consenting Stakeholder is entering into this Agreement directly with the Company Parties and not with any other Consenting Stakeholder. 14.23. Reservation of Rights. Nothing in this Agreement (a) constitutes an admission of liability or of any fact by any Consenting Stakeholder or any of its Related Parties, (b) constitutes a waiver or release of, or consent to standing with respect to, any Claim, Cause of Action, defense, or counterclaim of or against any Consenting Stakeholder or any of its Related Parties, all of which are expressly reserved unless and until released pursuant to the Plan on the Restructuring Effective Date, or (c) limits the ability of any Consenting Stakeholder or any of its Related Parties to participate in, respond to, or contest any investigation, examination, or proceeding, including any investigation conducted by or on behalf of the Special Committee. 14.24. Consenting Stakeholder Limitations. Notwithstanding anything to the contrary herein, the execution of this Agreement and all consents, representations, warranties, covenants and agreements made by, and any rights and obligations of, any Consenting Stakeholder (i) are being made only with respect to the assets managed by such Consenting Stakeholder and shall not apply to (or be deemed to be made in relation to) any Affiliate or Related Fund or other business unit of such Consenting Stakeholder or any assets or interests that may be beneficially owned by any Affiliate or Related Fund of such Consenting Stakeholder and (ii) shall only apply to the specific funds or accounts that sign this Agreement or are expressly identified by the Agreement on its signature page. The Parties understand that the Consenting Stakeholders are engaged in a wide range of financial services and businesses, including the trading of public securities. In furtherance of the foregoing, the Parties acknowledge and agree that, to the extent a Consenting Stakeholder expressly indicates on its signature page hereto that it is executing this Agreement on behalf of specific trading desk(s) and/or business group(s) of the Consenting Stakeholder, the obligations set forth in this Agreement shall only apply to such trading desk(s) and/or business group(s) and shall not apply to any other trading desk or business group of the Consenting Stakeholder so long as they are not acting at the direction or for the benefit of such Consenting Stakeholder or such Consenting Stakeholder's investment in the Company Parties; provided that the foregoing shall not diminish or otherwise affect the obligations and liability therefor of any legal entity that (i) executes this Agreement or (ii) on whose behalf this Agreement is executed by a Consenting Stakeholder. 14.25. Disclosure; Publicity. (a) To the extent reasonably practicable, the Company Parties shall submit to the Consenting Stakeholder Advisors drafts of any press releases regarding this Agreement and the Restructuring Transactions at least one (1) Business Day prior to making any such disclosure (or such shorter period as is practicable under the circumstances); provided that, the Company Parties shall not include the name of any Consenting Stakeholder in a press release or any other public filing without the express written consent (email being sufficient) of such Consenting Stakeholder. (b) Except as required by applicable law, rule, or regulation and notwithstanding any provision of any other agreement between the Company Parties and such Consenting Stakeholder to the contrary, no Party or its advisors shall disclose to any Entity (including, for the avoidance of doubt, any other Consenting Stakeholder), other than advisors to the Debtors, the principal amount or percentage of any Claims against the Debtors held by any Consenting Stakeholder

49 without such Consenting Stakeholder's prior written consent (email being sufficient); provided that (i) if such disclosure is required by law, subpoena, or other legal process or regulation, the disclosing Party shall afford the relevant Consenting Stakeholder a reasonable opportunity to review and comment before such disclosure and shall take commercially reasonable measures to limit such disclosure, (ii) the foregoing shall not prohibit the disclosure of the aggregate percentage or aggregate outstanding principal amount of Term Loan Claims, 11.25% Secured Notes Claims, Revolving Loan Claims, and Unsecured Notes Claims held by all Consenting Stakeholders, and (iii) any Party may disclose information requested by a regulatory or self-regulatory authority with jurisdiction over its operations to such authority on a confidential basis without limitation or notice to any other Party. (c) All signature pages executed by Consenting Stakeholders shall (i) be delivered to the Company Parties' external legal advisors in an unredacted form; provided that such signature pages shall be delivered to the advisors to the Company Parties on a professionals-eyes-only basis; but which shall be held confidentially by such recipients to the maximum extent permitted by applicable law, including the Bankruptcy Code, unless otherwise agreed by the applicable Consenting Stakeholder and (ii) to the extent required to be delivered to other Consenting Stakeholders, be delivered in a redacted form that removes such Consenting Stakeholders' beneficially owned outstanding principal amount of Claims. For the avoidance of doubt, a Consenting Stakeholder may disclose a redacted version of this Agreement to a prospective Transferee or Qualified Marketmaker, provided that such party is subject to (or in connection with such disclosure, becomes subject to) a Confidentiality Agreement with the Company Parties that is reasonably satisfactory to the Company Parties. IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.

[Signature Page to Restructuring Support Agreement] Company Parties' Signature Page to the Restructuring Support Agreement GETTY IMAGES HOLDINGS, INC. GRIFFEY MIDCO (DE), LLC ABE INVESTMENT HOLDINGS, INC. GETTY IMAGES, INC. GETTY IMAGES (US), INC. GETTY IMAGES NEWS SERVICES (PRC), INC. GETTY IMAGES (SEATTLE), INC. By: Name: Craig Peters Title: Chief Executive Officer Docusign Envelope ID: 09D65D78-33BF-8EB8-8240-9AA25F5D2E60

[On file with the Company] Consenting Stakeholder Signature Pages to Restructuring Support Agreement

Schedule 1 Milestones The Company Parties shall implement the Restructuring Transactions in accordance with the following Milestones, each shall be subject to Bankruptcy Court availability to the extent applicable and each may (subject to the final paragraph of this Schedule 1) be extended or waived with the prior written consent of the Required Consenting Stakeholders in accordance with this Agreement: • No later than October 21, 2026, the Solicitation Commencement Date and the Petition Date shall have occurred; • No later than 3 Business Days after the Petition Date, the Bankruptcy Court shall have entered the Interim DIP Order; • No later than 35 calendar days after the Petition Date, the Bankruptcy Court shall have entered the Final DIP Order; • No later than 55 calendar days after the Petition Date, the Bankruptcy Court shall have entered the Confirmation Order; • No later than 75 calendar days after the Petition Date, the Restructuring Effective Date shall have occurred. Subject to the final paragraph of this Schedule 1, the Restructuring Effective Date Milestone set forth in this Schedule 1 may also be extended for up to an additional 30 calendar days with the prior written consent of each Consenting Shareholder, in each case not to be unreasonably withheld and solely to the extent the Company Parties have otherwise complied with this Agreement (including the Restructuring Term Sheet) and the Definitive Documents and all conditions to the Restructuring Effective Date have been satisfied other than (i) the receipt of required regulatory or other governmental approvals and (ii) any conditions that, by their nature, can only be satisfied on the Restructuring Effective Date. Notwithstanding anything to the contrary herein, no Milestone (including the Restructuring Effective Date Milestone) may be extended to a date later than the Termination Date (as defined in the DIP Term Sheet) without the prior written consent of the DIP Lenders in their sole discretion, and it shall be deemed reasonable for any Consenting Shareholder that is a DIP Lender to withhold its consent to any extension that would (x) extend any Milestone beyond such date or (y) require DIP Facility borrowings in excess of, or inconsistent with, the Approved Budget.

Exhibit A Restructuring Term Sheet

Execution Version THIS RESTRUCTURING TERM SHEET IS NOT AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN WITHIN THE MEANING OF SECTION 1125 OF THE BANKRUPTCY CODE. ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE. NOTHING CONTAINED IN THIS RESTRUCTURING TERM SHEET SHALL BE AN ADMISSION OF FACT OR LIABILITY OR, UNTIL THE OCCURRENCE OF THE AGREEMENT EFFECTIVE DATE OF THE RESTRUCTURING SUPPORT AGREEMENT ("RSA") ON THE TERMS DESCRIBED HEREIN AND IN THE RSA, DEEMED BINDING ON ANY OF THE PARTIES HERETO. RESTRUCTURING TERM SHEET INTRODUCTION This Restructuring Term Sheet describes the principal terms of the Restructuring Transactions of Getty Images Holdings, Inc. and certain of its affiliates and subsidiaries listed on the Company Parties' signature page to the RSA that will be effectuated through the Chapter 11 Cases on the terms set forth in the RSA to which this Restructuring Term Sheet is attached as Exhibit A in a manner consistent with the Restructuring Transaction Steps.1 The regulatory, corporate, tax, accounting, and other legal and financial matters related to the Restructuring Transactions have not been fully evaluated, and any such evaluation may affect the terms and structure of any Restructuring Transactions. This Restructuring Term Sheet is proffered in the nature of a settlement proposal in furtherance of settlement discussions. Accordingly, this Restructuring Term Sheet and the information contained herein are entitled to protection from any use or disclosure to any party or person pursuant to Rule 408 of the Federal Rules of Evidence and any other applicable rule, statute, or doctrine of similar import protecting the use or disclosure of confidential settlement discussions. This Restructuring Term Sheet does not include a description of all terms, conditions, and other provisions that will be contained in the Definitive Documents governing the Restructuring Transactions, which remain subject to negotiation and completion in accordance with the RSA. The Restructuring Transactions will not contain any material terms or conditions that are inconsistent with this Restructuring Term Sheet or the RSA. This Restructuring Term Sheet incorporates the rules of construction as set forth in section 102 of the Bankruptcy Code. 1 Capitalized terms used but not defined in this Restructuring Term Sheet have the meanings given to such terms in the RSA.

2 GENERAL PROVISIONS REGARDING THE RESTRUCTURING Summary of Restructuring Transactions2 The Restructuring Transactions will be consummated through the commencement by the Debtors of the Chapter 11 Cases in the Bankruptcy Court on a prepackaged basis on the terms and subject to the conditions set forth in the RSA and this Restructuring Term Sheet. The Chapter 11 Cases shall be funded by the DIP Facility and Cash Collateral. In accordance with the RSA and this Restructuring Term Sheet, the Restructuring Transaction shall comprise (1) the conversion of the DIP Facility into New Interests (subject to dilution by the MIP Interests, the "DIP New Interests") and New Preferred Interests as set forth in the Final Allocation Schedule (as defined in the ECL), (2) the conversion of the allowed Revolving Loan Claims into obligations under the New RCF on a dollar-for-dollar, cashless basis, (3) the conversion of the allowed Secured Funded Debt Claims not held by the Consenting Shareholders into the New EUR Term Loans and the New Notes on a dollar-for-dollar, cashless basis, (4) the conversion of the Secured Funded Debt Claims held by the Consenting Shareholders into New Interests (subject to dilution by the MIP Interests, the "Equitization New Interests") as set forth in the Final Allocation Schedule, (5) the distribution of the Unsecured Notes Recovery to holders of allowed Unsecured Notes Claims, (6) the consummation of the New Equity Investment by the Consenting Shareholders pursuant to the ECL, and (7) the incurrence of the Exit Facilities by the applicable Reorganized Company Parties. For the avoidance of doubt, on the Restructuring Effective Date, the Consenting Shareholders (and/or their designated Affiliates) shall receive 100% of the New Interests issued under the Plan (subject only to dilution by the MIP Interests) and New Preferred Interests issued under the Plan (if any), and no other holder of Claims against or Interests in the Debtors shall receive or retain any New Interests, New Preferred Interests, or other Equity Interest in New Getty Images on account of such Claims or Interests. DIP Facility The Debtors shall enter into a credit agreement (the "DIP Credit Agreement" and the administrative agent thereunder, the "DIP Agent") with certain Consenting Shareholders (solely in their respective capacities as lenders under the DIP Credit Agreement, the "DIP Lenders") providing for a debtor-in-possession multi-draw financing facility in an aggregate principal amount of up to $143,000,000.00 (the "DIP Commitment"), consisting of (a) $113,000,000.00 of DIP Loans where (i) $85,000,000.00 of DIP Loans shall be made available upon entry of the Interim DIP Order (the "Interim Initial DIP Loans") and (ii) $28,000,000.00 of DIP Loans shall be made available upon entry of the Final DIP Order (the "Final DIP Loans"); and (b) $30,000,000.00 of Delayed-Draw DIP Commitments, which shall be made available upon entry of the Interim DIP Order (such commitments, the "Delayed- Draw DIP Commitments", and the loans thereunder, "Delayed-Draw DIP Loans" and, together with the Interim Initial DIP Loans, the "Interim DIP Loans" and, the Interim DIP Loans, collectively with the Final DIP Loans, the "DIP Loans"). Cash Collateral The Consenting Secured Lenders and the Consenting RCF Lenders shall consent to the Debtors' use of cash collateral in which they have an interest ("Cash Collateral") on the terms set forth in the DIP Orders. Subject to the customary professional fee 2 Capitalized terms used but not defined in this row shall have the meaning ascribed to them in the RSA or later in this Restructuring Term Sheet.

3 GENERAL PROVISIONS REGARDING THE RESTRUCTURING carve out, the Debtors shall provide the holders of Revolving Loan Claims and Secured Funded Debt Claims with the following adequate protection package, which adequate protection package is set forth in greater detail in the DIP Term Sheet: (1) payment of postpetition interest at the non-default contract rate on the Revolving Loans, the USD Term Loans, the EUR Term Loans, and the 11.25% Secured Notes when it becomes due, (2) current payment of reasonable and documented Consenting Creditor Fees and Expenses for the Consenting Secured Lenders and the Consenting RCF Lenders, and (3) adequate protection superpriority liens and administrative claims under section 507(b) of the Bankruptcy Code solely to the extent of any diminution in value of the Cash Collateral, each in accordance with the DIP Orders. Exit Facilities On the Restructuring Effective Date, the Reorganized Company Parties shall incur the New Notes, the New EUR Term Loans, and the New RCF on the terms set forth in the Exit Term Sheet. New Equity Investment On the Restructuring Effective Date, the Consenting Shareholders shall (i) make an equity investment in New Getty Images in cash in an aggregate amount of $433,212,922.50 minus the principal amount of Interim Initial DIP Loans and Final DIP Loans3 outstanding as of the Restructuring Effective Date (the "New Equity Investment") in exchange for New Interests as set forth in the Final Allocation Schedule (the "Investment New Interests"), subject to dilution by the MIP Interests, and (ii) effectuate the Equitization Commitment, in each case, subject to and in accordance with the terms and conditions set forth in the ECL. To the extent the Debtors incur any Delayed-Draw DIP Loans and such Delayed- Draw DIP Loans are outstanding on the Restructuring Effective Date (the principal amount thereof,4 the "Delayed Draw DIP Amount"), such Delayed-Draw DIP Loans shall be converted into the New Preferred Interests on the Restructuring Effective Date and shall not reduce the amount of the New Equity Investment. The documentation governing the Exit Facilities shall permit the Reorganized Company Parties (through a separate restricted payment basket and otherwise) to redeem the New Preferred Interests by paying the Consenting Shareholder holder thereof an amount equal to the Delayed Draw DIP Amount; provided that such separate basket shall not include basket capacity to pay any PIK interest, dividends, or fees accrued on the New Preferred Interests after the Restructuring Effective Date. Provisions in the documentation governing the Exit Facilities (including (but not limited to) any general restricted payment basket) that would permit the Reorganized Company Parties to pay any accrued PIK interest, dividends, or fees in respect of the New Preferred Interests or any other instrument remain subject to negotiation by and among the Consenting Shareholders, the Company Parties, the Consenting Secured Lenders, and the Consenting RCF Lenders; provided that it is understood and agreed that the Consenting Secured Lenders and Consenting RCF Lenders reserve all rights with respect to such provisions. 3 For purpose of this calculation, the principal amount of Interim Initial DIP Loans and Final DIP Loans shall not include any interest (including capitalized interest), fees, expenses, or other obligations under the DIP Facility. 4 For purpose of this calculation, the Delayed Draw DIP Amount shall not include any interest (including capitalized interest), fees, expenses, or other obligations in connection with the Delayed-Draw DIP Loans.

4 GENERAL PROVISIONS REGARDING THE RESTRUCTURING The Reorganized Company Parties shall, subject to approval by the New Board, effectuate such redemption and pay such amount to the holder of the New Preferred Interest after the Restructuring Effective Date. New Preferred Interests The new preferred interests (the "New Preferred Interests") to be issued by the Reorganized Company Parties in respect of the Delayed-Draw DIP Loans that are outstanding on the Restructuring Effective Date (if any) shall have the following terms: • If the New Preferred Interests are not redeemed in full within three (3) Business Days of the Restructuring Effective Date, any New Preferred Interests that remain outstanding shall, at such time, accrue annual dividends at a rate of S + 9.50% per annum (calculated on the basis of actual number of days and a 360-day year) upon the Accrued State Value. • Dividends will accumulate and accrue daily, calculated based on (y) the actual number of days elapsed and (z) a 360-day year, and will be paid on each share of New Preferred Interest quarterly on the last day of each calendar quarter by (A) if paid in cash, payment of cash to the account designated by the holder of such share and (B) with respect to dividend paid in kind, by automatically increasing the Accrued Stated Value of such share by the amount of the dividends accrued for such quarter. • The New Preferred Interests shall be redeemable at the Reorganized Company Parties' option at any time, in whole or in part, for the then Accrued Stated Value. • The "Accrued Stated Value" will be an amount equal to: (i) the initial stated value of such New Preferred Interests; plus (ii) any dividends paid in kind; plus (iii) any accrued and unpaid dividends (including any Dividends accumulated since the most recent calendar quarter end). For the avoidance of doubt, if the New Preferred Interests are redeemed in full within three (3) Business Days of the Restructuring Effective Date, the "Accrued Stated Value" shall be equal only to the initial stated value of such New Preferred Interests. The definitive documentation in respect of the New Preferred Interests shall be acceptable to the Consenting Shareholders. The New Preferred Interests shall not be subject to any dilution by the MIP Interests. Definitive Documents This Restructuring Term Sheet is indicative, and any final agreement shall be subject to the Definitive Documents. The Definitive Documents shall contain terms, conditions, representations, warranties, and covenants, each customary for the transactions described herein consistent with the terms of this Restructuring Term Sheet. Any documents related to the Restructuring Transactions, including any Definitive Documents, that remain the subject of negotiation as of the Agreement Effective Date shall be subject to the consent rights and obligations set forth in Section 3 of the RSA. Failure to reference such consent rights and obligations as it relates to any document referenced in this Restructuring Term Sheet shall not impair such rights and obligations.

5 GENERAL PROVISIONS REGARDING THE RESTRUCTURING Tax Matters The Parties shall work together in good faith and shall use commercially reasonable efforts to structure and implement the Restructuring Transactions in a tax efficient and cost-effective manner for (a) the Company Parties, (b) the Consenting Shareholders, and (c) the other Consenting Stakeholders, in each case, in accordance with the Restructuring Transaction Steps. The Restructuring Transaction Steps, including whether the Restructuring Transactions are structured as a taxable transaction or in a manner intended to preserve favorable tax attributes of the Company Parties, shall be determined by the Consenting Shareholders and the Company Parties, subject to the consent rights contained in the RSA. TREATMENT OF CLAIMS AND INTERESTS OF THE DEBTORS UNDER THE PLAN Class No. Type of Claim Treatment Impairment / Voting Unclassified Non-Voting Claims N/A DIP Claims On the Restructuring Effective Date, except to the extent that such a holder agrees to less favorable treatment, each holder of an allowed DIP Claim shall receive (a) its pro rata share of (i) the DIP New Interests, subject to dilution by the MIP Interests and (ii) the New Preferred Interests (if any), in each case, as set forth in the ECL, or (b) such other treatment agreed upon between the Company Parties, the Required Consenting Stakeholders, and holders of allowed DIP Claims. N/A N/A Administrative Claims On the Restructuring Effective Date, except to the extent that such a holder agrees to less favorable treatment, each holder of an allowed Administrative Claim shall receive payment in full in cash or other treatment consistent with section 1129(a)(9) of the Bankruptcy Code. N/A N/A Priority Tax Claims On the Restructuring Effective Date, except to the extent that such a holder agrees to less favorable treatment, each holder of an allowed Priority Tax Claim shall receive treatment consistent with section 1129(a)(9)(C) of the Bankruptcy Code. N/A Classified Claims and Interests of the Debtors Class 1 Other Secured Claims On the Restructuring Effective Date, except to the extent that such a holder agrees to less favorable treatment, each holder of an allowed Other Secured Claim shall receive, at the Debtors' option (with the consent of the Consenting Shareholders): (a) payment in full in cash; (b) the collateral securing its Allowed Other Secured Claim; (c) Reinstatement of its Allowed Other Secured Claim; or (d) such other treatment rendering its Allowed Other Unimpaired / Presumed to Accept

6 TREATMENT OF CLAIMS AND INTERESTS OF THE DEBTORS UNDER THE PLAN Class No. Type of Claim Treatment Impairment / Voting Secured Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code. Class 2 Other Priority Claims On the Restructuring Effective Date, except to the extent that such a holder agrees to less favorable treatment, each holder of an allowed Other Priority Claim shall receive treatment in a manner consistent with section 1129(a)(9) of the Bankruptcy Code. Unimpaired / Presumed to Accept Class 3 Revolving Loan Claims The Revolving Loan Claims shall be deemed allowed in the aggregate amount of $150,000,000.00, in respect of principal amount, plus any accrued and unpaid interest at non-default rate, fees, and other amounts due under the Credit Agreement on account of the Revolving Loans, and shall not be subject to objection, reduction, subordination, or recharacterization by the Parties to the RSA. On the Restructuring Effective Date, except to the extent that such a holder agrees to less favorable treatment, each holder of an allowed Revolving Loan Claim shall receive in accordance with and subject to the terms of the Exit Term Sheet (I) on account of its allowed Revolving Loan Claim representing the outstanding principal amount of Revolving Loans, conversion of the Revolving Loans and Revolving Credit Commitments (in each case, as defined in the Credit Agreement) to revolving loans and revolving commitments, respectively, under the New RCF in an equal amount and (II) on account of accrued and unpaid interest, fees, and other amounts due on account of its allowed Revolving Loan Claim as of the Restructuring Effective Date, payment in cash in full in accordance with the Exit Term Sheet. Impaired / Entitled to Vote Class 4 Secured Funded Debt Claims The Secured Funded Debt Claims shall be deemed allowed in the aggregate amount of (I) $40,055,569.96, in respect of USD Term Loan Claims, €407,000,000.00, in respect of EUR Term Loan Claims, and $539,944,389.00, in respect of the 11.25% Secured Notes Claims, in each case in respect of outstanding principal amount of USD Term Loans, EUR Term Loans, and 11.25% Secured Notes, plus (II) any accrued and unpaid interest at non-default rate, fees, and other amounts due under the Credit Agreement and the 11.25% Secured Notes Indenture as of the Restructuring Effective Date (but excluding any prepayment premium, make-whole, call protection, or similar amount), in each case, shall not be subject to objection, reduction, subordination, or recharacterization by the Parties to the RSA. Impaired / Entitled to Vote

7 TREATMENT OF CLAIMS AND INTERESTS OF THE DEBTORS UNDER THE PLAN Class No. Type of Claim Treatment Impairment / Voting On the Restructuring Effective Date, except to the extent that such a holder agrees to less favorable treatment, each holder of an allowed Secured Funded Debt Claim shall receive (I) on account of its 11.25% Secured Notes Claims and USD Term Loan Claims representing the outstanding principal amount of the 11.25% Secured Notes and USD Term Loans (respectively) held by such holder on the Restructuring Effective Date, New Notes in an equal principal amount;5 (II) on account of its EUR Term Loan Claims representing the outstanding principal amount of EUR Term Loans held by such holder on the Restructuring Effective Date, (A) if it is not a Consenting Shareholder, New EUR Term Loans in an equal principal amount or (B) if it is a Consenting Shareholder, its pro rata share of the New Interests as set forth in the Final Allocation Schedule, subject to dilution by MIP Interests; and (III) on account of its Secured Funded Debt Claims representing accrued but unpaid interest as of the Restructuring Effective Date, payment in full in cash. Class 5 Unsecured Notes Claims The Unsecured Notes Claims shall be deemed allowed in the aggregate principal amount of $270,000,000.00 plus any accrued and unpaid prepetition interest, and shall not be subject to objection, reduction, subordination, or recharacterization by the Parties to the RSA. On the Restructuring Effective Date, except to the extent that such a holder agrees to less favorable treatment, each holder of an allowed Unsecured Notes Claim shall receive its pro rata share of the Unsecured Notes Recovery. The Unsecured Notes Recovery shall be paid in full in cash (or deposited with the applicable Trustees for distribution to holders of allowed Unsecured Notes Claims) substantially concurrently with the occurrence of the Restructuring Effective Date and shall not be subject to any reduction, holdback, setoff, recoupment, or reallocation. The reasonable and documented fees and expenses of the Trustees under the Unsecured Notes (including any amounts secured by such Trustees' charging liens) up to $200,000.00 shall be paid by the Debtors directly and shall not reduce the Unsecured Notes Recovery. Impaired / Entitled to Vote 5 Solely to the extent that holders of USD Term Loans do not consent to receive New Notes under the Plan, such holders shall receive USD Term Loans on terms to be negotiated among the Company Parties, the Consenting Shareholders, and the Required Consenting Secured Lenders in good faith.

8 TREATMENT OF CLAIMS AND INTERESTS OF THE DEBTORS UNDER THE PLAN Class No. Type of Claim Treatment Impairment / Voting Class 6 General Unsecured Claims On the Restructuring Effective Date, except to the extent that such a holder agrees to less favorable treatment, each holder of an allowed General Unsecured Claim shall receive, at the Debtors' option with the consent of the Consenting Shareholders, (a) payment in full in cash; (b) reinstatement; or (c) such other treatment rendering such Allowed General Unsecured Claim unimpaired in accordance with section 1124 of the Bankruptcy Code. Unimpaired / Presumed to Accept Class 7 Intercompany Claims On the Restructuring Effective Date, each holder of an allowed Intercompany Claim shall have such Claim reinstated or cancelled, released, and extinguished without receiving any distribution on account of such Claim at the Debtors' election and in their reasonable discretion (with the consent of the Consenting Shareholders) such that such Allowed Intercompany Claims are treated in a tax-efficient manner to the extent reasonably practicable. Impaired / Deemed to Reject or Unimpaired / Presumed to Accept Class 8 Intercompany Interests On the Restructuring Effective Date, each holder of an Intercompany Interest shall have such Interest reinstated or cancelled, discharged, and extinguished without receiving any distribution on account of such Interest, or such other treatment as reasonably determined by the Debtors, at the Debtors' election and in their reasonable discretion (with the consent of the Consenting Shareholders) such that Intercompany Interests are treated in a tax-efficient manner to the extent reasonably practicable. Impaired / Deemed to Reject or Unimpaired / Presumed to Accept Class 9 Holdings Equity Interests On the Restructuring Effective Date, each holder of an Allowed Holdings Equity Interest shall have such Interest cancelled, discharged, and extinguished without receiving any distribution on account of such Interest. Impaired / Deemed to Reject Class 10 Section 510(b) Claims On the Restructuring Effective Date, each holder of a Section 510(b) Claim (including any Warrant Claims) shall have its Claim cancelled, released, and extinguished without receiving any distribution on account of such Claim. Impaired / Deemed to Reject GENERAL PROVISIONS REGARDING THE RESTRUCTURING TRANSACTIONS Subordination The classification and treatment of Claims under the Plan shall conform to the respective contractual, legal, and equitable subordination rights of such Claims, and any such rights shall be settled, compromised, and released pursuant to the Plan.

9 GENERAL PROVISIONS REGARDING THE RESTRUCTURING TRANSACTIONS Restructuring Transactions The Confirmation Order, if applicable, shall be deemed to authorize, among other things, all actions as may be necessary or appropriate to effectuate any transaction described in, approved by, contemplated by, or necessary to consummate the Plan, as well as the Restructuring Transactions therein. On the Restructuring Effective Date, the Company Parties, as applicable, shall issue or reserve all securities, notes, instruments, certificates, and other documents required to be issued or reserved pursuant to the Restructuring Transactions in accordance with the Definitive Documents. Cancellation of Notes, Instruments, Certificates, and Other Documents On the Restructuring Effective Date, except to the extent otherwise provided in this Restructuring Term Sheet and subject to customary exceptions which shall be set forth in the Plan, as applicable, all notes, instruments, certificates, and other documents evidencing the Revolving Loan Claims, the Secured Funded Debt Claims, the Unsecured Notes, the Holdings Equity Interests (including the Warrants), and the Warrant Claims, including the Credit Agreement and the Indentures, shall be cancelled, and the Company Parties' obligations thereunder or in any way related thereto shall be deemed satisfied in full and discharged. Executory Contracts and Unexpired Leases The Plan will provide that (a) the Debtors' executory contracts and unexpired leases that are not rejected as of the Restructuring Effective Date (either pursuant to the Plan or a separate motion) shall be deemed assumed or assumed and amended (as needed to implement the terms of the Restructuring Transactions) pursuant to section 365 of the Bankruptcy Code and (b) all unexpired D&O liability insurance policies with respect to each Company Party's directors, managers, officers, and employees serving on or before the Petition Date shall be deemed assumed by the Reorganized Company Parties. On the Restructuring Effective Date and the closing of the Restructuring Transaction contemplated hereunder, the Trademark Option Agreement shall be assumed pursuant to section 365 of the Bankruptcy Code by the applicable Reorganized Debtor. The Confirmation Order shall approve the assumption of the RSA by the Debtors pursuant to section 365 of the Bankruptcy Code, effective as of entry of the Confirmation Order. Retention of Jurisdiction The Plan will provide that the Bankruptcy Court shall retain jurisdiction for usual and customary matters. Discharge of Claims and Termination of Interests The Plan will contain the following provisions regarding the discharge of claims and termination of interests: Pursuant to section 1141(d) of the Bankruptcy Code and except as otherwise specifically provided in the Plan, or in any contract, instrument, or other agreement or document created pursuant to the Plan, the distributions, rights, and treatment that are provided in the Plan shall be in complete satisfaction, discharge, and release, effective as of the Restructuring Effective Date, of all Claims (including any Intercompany Claims that the Debtors resolve or compromise after the Restructuring Effective Date), Interests, and Causes of Action of any nature whatsoever against the Debtors, including any interest accrued on Claims or Interests from and after the Petition Date, whether known or unknown, against, liabilities of, liens on, obligations of, rights against, and Interests in the Debtors or any of their assets or properties, regardless of whether any property shall have been distributed or retained pursuant to the Plan on account of such Claims and Interests, including demands, liabilities, and Causes of Action that arose

10 GENERAL PROVISIONS REGARDING THE RESTRUCTURING TRANSACTIONS before the Restructuring Effective Date. For the avoidance of doubt, this discharge shall include (a) any liability of the Debtors (including withdrawal liability) to the extent such liability relates to services that employees of the Debtors have performed prior to the Restructuring Effective Date, and that arise from a termination of employment of an employee of the Debtors, (b) any contingent or non-contingent liability on account of representations or warranties issued on or before the Restructuring Effective Date, and (c) all debts of the kind specified in sections 502(g), 502(h), or 502(i) of the Bankruptcy Code. All of the foregoing Claims, Interests, and Causes of Action shall be discharged regardless of whether (a) a Proof of Claim based upon such debt or right is filed or deemed filed pursuant to section 501 of the Bankruptcy Code, (b) a Claim or Interest based upon such debt, right, or Interest is Allowed pursuant to section 502 of the Bankruptcy Code, or (c) the holder of such a Claim or Interest has accepted the Plan. Any default or "event of default" by the Debtors with respect to any Claim or Interest that existed immediately before or on account of the filing of the Chapter 11 Cases shall be deemed cured (and no longer continuing) as of the Restructuring Effective Date. Without prejudice to the distributions, rights, and treatment that are provided by the Plan, the Confirmation Order shall be a judicial determination of the discharge of all Claims and Interests subject to the occurrence of the Restructuring Effective Date, and, upon the Restructuring Effective Date, all Holders of such Claims and Interests shall be forever precluded and enjoined, pursuant to Section 524 of the Bankruptcy Code, from prosecuting or asserting any such Claim or Interest against the Debtors, Reorganized Debtors, or any of their assets or property. Debtor Release The Plan will contain the following provisions regarding the releases by the Debtors (the "Debtor Release"): Except as expressly set forth in the Plan or the Confirmation Order, effective on the Restructuring Effective Date, in exchange for good and valuable consideration, the adequacy of which is hereby confirmed, each Released Party is hereby deemed conclusively, absolutely, unconditionally, irrevocably, and forever released, waived, and discharged by the Debtors, their Estates, the Reorganized Debtors, and any Person seeking to exercise the rights of the Debtors or their Estates, including any successors to the Debtors or any Estates or any Estate representatives appointed or selected pursuant to section 1123(b)(3) of the Bankruptcy Code, in each case on behalf of themselves and their respective successors, assigns, and representatives, and any and all other Entities who may purport to assert any Claim or Cause of Action, directly or derivatively, by, through, for, or because of the foregoing Entities, from any and all Claims and Causes of Action whatsoever, including any Avoidance Actions and any derivative Claims asserted or assertable on behalf of any of the Debtors, Reorganized Debtors, and their Estates, that the Debtors, their Estates, or the Reorganized Debtors, including any successors to the Debtors or any Estate representatives appointed or selected, would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the Holder of any Claim against, or Interest in, a Debtor, the Reorganized Debtors, their Estates, or other Entity, or that any holder of any Claim against, or Interest in, a Debtor or other Entity could have asserted on behalf of the Debtors or other Entity, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, asserted or unasserted, accrued or unaccrued, existing or hereinafter arising, whether in Law or equity, whether sounding in tort or contract, whether arising under federal or state statutory or common Law, or any other applicable international, foreign, or domestic

11 GENERAL PROVISIONS REGARDING THE RESTRUCTURING TRANSACTIONS Law, rule, statute, regulation, treaty, right, duty, requirement, or otherwise, based on or relating to, or in any manner arising from, in whole or in part, the Debtors and their Estates (including the capital structure, management, ownership, or operation thereof), the purchase, sale, rescission, or ownership of any security of the Debtors or the Reorganized Debtors, the Credit Agreement, the Secured Notes, the Unsecured Notes, the Warrant Agreement and the Warrants, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between or among any Debtor and any Released Party, the distribution of any Cash or other property of the Debtors to any Released Party, any prior investments in, loans to, or transactions with the Debtors by any Released Party, the assertion or enforcement of rights and remedies against the Debtors, any Avoidance Actions (but excluding Avoidance Actions brought as counterclaims or defenses to Claims asserted against the Debtors), the Debtors' in- or out-of-court restructuring efforts, including all prior recapitalizations, restructurings, or refinancing efforts and transactions, intercompany transactions between or among a Debtor or an Affiliate of a Debtor and another Debtor or Affiliate of a Debtor, the Debtors' merger and acquisition efforts, the Debtors' evaluation and pursuit of strategic alternatives (including any process conducted by or under the direction of the Special Committee), the DIP Documents, the New Notes Documents, the New Term Loan Documents, the New RCF Documents, the ECL, the Chapter 11 Cases, the Restructuring Transactions, the RSA, the Plan (including the Plan Supplement), the Disclosure Statement and all Solicitation Materials, all other Definitive Documents, the filing of the Chapter 11 Cases, the negotiation, formulation, preparation, dissemination, filing, or consummation of any Restructuring Transactions, any Definitive Documents, or any contract, instrument, release, or other agreement or document created or entered into in connection with the RSA, the Restructuring Transactions, or the Definitive Documents, the pursuit of confirmation, consummation, administration, and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan and the distribution of property under the Plan or any other related agreement, the solicitation of votes on the Plan, or upon any other act, or omission, transaction, agreement, event, or other occurrence taking place on or before the Restructuring Effective Date related or relating to the foregoing. Notwithstanding anything to the contrary in the foregoing, the Debtor Release shall not be construed as (i) releasing any Released Party from Claims or Causes of Action arising from an act or omission that is judicially determined by a final order of a court of competent jurisdiction to have constituted actual fraud, willful misconduct, or gross negligence, or (ii) releasing any post-Restructuring Effective Date obligations of any party or Entity under the Plan, the Plan Supplement, any Restructuring Transaction, any Definitive Documents, or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan. Entry of the Confirmation Order shall constitute the Bankruptcy Court's approval, pursuant to Bankruptcy Rule 9019, of the Debtor Release, which shall include by reference each of the related provisions and definitions contained in the Plan, and further, shall constitute the Bankruptcy Court's finding that the Debtor Release is: (i) given in exchange for the good and valuable consideration provided by the Released Parties, including, the Released Parties' contributions to facilitating the Restructuring Transactions and implementing the Plan; (ii) a good faith settlement and compromise of the Claims or Causes of Action released by the Debtor Release; (iii) in the best interests of the Debtors, their Estates, and all Holders of Claims and Interests; (iv) fair,

12 GENERAL PROVISIONS REGARDING THE RESTRUCTURING TRANSACTIONS equitable, and reasonable; (v) given and made after reasonable investigation by the Debtors and after due notice and opportunity for a hearing; and (vi) a bar to any of the Debtors, their Estates, or the Reorganized Debtors asserting any Claim or Cause of Action released pursuant to the Debtor Release against any of the Released Parties. Third-Party Release The Plan will contain the following provisions regarding the third-party release (the "Third-Party Release"): Effective on the Restructuring Effective Date, except as expressly set forth in the Plan or the Confirmation Order, in exchange for good and valuable consideration, the adequacy of which is hereby confirmed, including the obligations of the Debtors under the Plan and the contributions of the Released Parties to facilitate and implement the Plan, to the fullest extent permissible under applicable law, as such law may be extended or interpreted after the date upon which the Bankruptcy Court enters the Confirmation Order, on or after the Restructuring Effective Date, each Released Party is hereby deemed expressly, conclusively, absolutely, unconditionally, irrevocably, and forever released and discharged by each and all of the Releasing Parties (other than the Debtors or the Reorganized Debtors), in each case on behalf of themselves and their respective successors, assigns, and representatives, and any and all other Entities who may purport to assert any Cause of Action, remedies, or liabilities, directly or derivatively, by, through, for, or because of the foregoing Entities, from any and all Claims and Causes of Action arising at any time prior to the Effective Date, including any Avoidance Actions and any derivative Claims asserted or assertable on behalf of any of the Debtors, that such Entity would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any Claim against, or Interest in, a Debtor, the Reorganized Debtors, or their Estates or other Entity, whether sounding in tort or contract, whether arising under federal or state statutory or common Law, or any other applicable international, foreign, or domestic Law, rule, statute, regulation, treaty, right, duty, requirement, or otherwise, based on or relating to, or in any manner arising from, in whole or in part, the Debtors and their Estates (including the capital structure, management, ownership, or operation thereof), the purchase, sale, rescission, or ownership of any security of the Debtors or the Reorganized Debtors, the Credit Agreement, the Secured Notes, the Unsecured Notes, the Warrant Agreement and the Warrants, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between or among any Debtor and any Released Party, the distribution of any Cash or other property of the Debtors to any Released Party, any prior investments in, loans to, or transactions with the Debtors by any Released Party, the assertion or enforcement of rights or remedies against the Debtors, the Debtors' in- or out-of-court restructuring efforts, including all prior recapitalizations, restructurings, or refinancing efforts and transactions, intercompany transactions between or among a Debtor or an Affiliate of a Debtor and another Debtor or Affiliate of a Debtor, the Debtors' merger and acquisition efforts, the DIP Documents, the New Notes Documents, the New Term Loan Documents, the New RCF Documents, the ECL, the Chapter 11 Cases, the Restructuring Transactions, the RSA, the Plan (including the Plan Supplement), the Disclosure Statement and all Solicitation Materials, all other Definitive Documents, the filing of the Chapter 11 Cases, the negotiation, formulation, preparation, dissemination, filing, or consummation of any Restructuring Transactions, any Definitive Documents, or any contract, instrument, release, or other agreement or document created or entered into in connection with the RSA, the Restructuring Transactions, or the Definitive

13 GENERAL PROVISIONS REGARDING THE RESTRUCTURING TRANSACTIONS Documents, the pursuit of confirmation, consummation, administration, and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan and the distribution of property under the Plan or any other related agreement, the solicitation of votes on the Plan, or upon any other act, or omission, transaction, agreement, event, or other occurrence taking place on or before the Restructuring Effective Date related or relating to the foregoing. Notwithstanding anything to the contrary in the foregoing, the Third-Party Release shall not be construed as (i) releasing any Released Party from Claims or Causes of Action arising from an act or omission that is judicially determined by a final order of a court of competent jurisdiction to have constituted actual fraud, willful misconduct, or gross negligence, or (ii) releasing any post-Restructuring Effective Date obligations of any party or Entity under the Plan, the Plan Supplement, any Restructuring Transaction, any Definitive Documents, or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan. Entry of the Confirmation Order shall constitute the Bankruptcy Court's approval, pursuant to Bankruptcy Rule 9019, of the Third-Party Release, which shall include by reference each of the related provisions and definitions contained in the Plan, and further, shall constitute the Bankruptcy Court's finding that the Third-Party Release is: (i) given in exchange for the good and valuable consideration provided by the Released Parties, including, the Released Parties' contributions to facilitating the Restructuring Transactions and implementing the Plan; (ii) a good faith settlement and compromise of the Claims or Causes of Action released by the Third-Party Release; (iii) in the best interests of the Debtors, their Estates, and all Holders of Claims and Interests; (iv) fair, equitable, and reasonable; (v) given and made after reasonable investigation by the Debtors and after due notice and opportunity for a hearing; and (vi) a bar to any of the Releasing Parties asserting any Claim or Cause of Action released pursuant to the Third- Party Release against any of the Released Parties. Exculpation The Plan will contain the following provisions regarding exculpation (the "Exculpation"): To the fullest extent permitted by applicable law, no Exculpated Party shall have or incur liability for, and each Exculpated Party shall be released and exculpated from any and all Claims, Interests, obligations, rights, suits, damages, Cause of Action for any claim related to any act or omission in connection with, relating to, or arising out of the Debtors and their Estates (including the capital structure, management, ownership, or operation thereof), the purchase, sale, rescission, or ownership of any security of the Debtors or the Reorganized Debtors, the Credit Agreement, the Secured Notes, the Unsecured Notes, the Warrant Agreement and the Warrants, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between any Debtor and any Released Party, the distribution of any Cash or other property of the Debtors to any Released Party, the Debtors' in- or out-of-court restructuring efforts, including all prior recapitalizations, restructurings, or refinancing efforts and transactions, intercompany transactions, the Debtors' merger and acquisition efforts, the DIP Documents, the New Notes Documents, the New Term Loan Documents, the New RCF Documents, the ECL, the Chapter 11 Cases, the Restructuring Transactions, the RSA, the Plan (including the Plan Supplement), the Disclosure Statement and all Solicitation Materials, all other Definitive Documents, the filing of the Chapter 11 Cases, the negotiation, formulation,

14 GENERAL PROVISIONS REGARDING THE RESTRUCTURING TRANSACTIONS preparation, dissemination, filing or consummation of any Restructuring Transactions, any Definitive Documents, or any contract, instrument, release, or other agreement or document created or entered into in connection with the RSA, the Restructuring Transactions, or the Definitive Documents, the pursuit of confirmation, consummation, administration, and implementation of the Plan, including the issuance or distribution of securities pursuant to the Plan and the distribution of property under the Plan or any other related agreement, the solicitation of votes on the Plan, or upon any other act, or omission, transaction, agreement, event, or other occurrence taking place between the Petition Date and the Restructuring Effective Date related or relating to the foregoing, except for claims related to any act or omission that is determined in a final order of a court of competent jurisdiction to have constituted actual fraud or gross negligence, but in all respects such Entities shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities pursuant to the Plan. The Exculpated Parties have, and upon confirmation of the Plan shall be deemed to have, participated in good faith and in compliance with the applicable laws with regard to the solicitation of votes and distribution of consideration pursuant to the Plan, including the issuance of securities thereunder, and, therefore, are not, and on account of such solicitation, distributions, or issuance shall not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan, or such distributions made pursuant to the Plan, including the issuance of securities thereunder. This exculpation shall be in addition to, and not in limitation of, all other releases, indemnities, exculpations, and any other applicable laws, rules, or regulations protecting such Exculpated Parties from liability. Notwithstanding anything to the contrary in the foregoing, the exculpation set forth in the Plan shall not be construed as exculpating any party or Entity from its post-Restructuring Effective Date obligations under the Plan, any Restructuring Transaction, or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan. Injunction The Plan will contain the following provisions regarding injunction: Except as otherwise expressly provided in the Plan or the Confirmation Order, or for obligations issued or required to be paid pursuant to the Plan or the Confirmation Order, all Entities who have held, hold, or may hold Claims, Interests, or Causes of Action that have been extinguished, released, discharged, or are subject to exculpation (in each case, as set forth in the above Discharge, Release, Third-Party Release, and Exculpation sections of this Restructuring Term Sheet), whether or not such Entities vote in favor of, against or abstain from voting on the Plan or are presumed to have accepted or deemed to have rejected the Plan, and other parties in interest, along with their respective present or former employees, agents, officers, directors, principals, affiliates, and Related Parties, are permanently enjoined, from and after the Restructuring Effective Date, from taking any of the following actions against, as applicable, the Debtors, the Reorganized Debtors, the Exculpated Parties, or the Released Parties: (a) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any such claims, interests, or Causes of Action; (b) enforcing, attaching, collecting, or recovering by any manner or means any judgment, award, decree, or order against such Entities on account of or in connection with or with respect to any such claims, interests, or Causes of Action; (c) creating, perfecting, or enforcing any lien or encumbrance of any kind against such

15 GENERAL PROVISIONS REGARDING THE RESTRUCTURING TRANSACTIONS Entities or the property or the estates of such Entities on account of or in connection with or with respect to any such claims, interests, or Causes of Action; (d) asserting any right of setoff, subrogation, or recoupment of any kind against any obligation due from such Entities or against the property of such Entities on account of or in connection with or with respect to any such claims, interests, or Causes of Action unless such holder has timely filed a motion with the Bankruptcy Court expressly requesting the right to perform such setoff, subrogation or recoupment on or before the Restructuring Effective Date, and notwithstanding an indication of a claim or interest or otherwise that such holder asserts, has, or intends to preserve any right of setoff pursuant to applicable law or otherwise; and (e) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any such claims, interests, or Causes of Action released or settled pursuant to the Plan. By accepting distributions pursuant to the Plan, each holder of an Allowed Claim or Interest extinguished, discharged, or released pursuant to the Plan will be deemed to have affirmatively and specifically consented to be bound by the Plan, including, without limitation, the injunctions set forth above. The injunctions set forth above shall extend to any successors of the Debtors, the Reorganized Debtors, the Released Parties, and the Exculpated Parties and their respective property and interests in property. Notwithstanding anything to the contrary in the foregoing, the injunction set forth above does not enjoin the enforcement of any post-Restructuring Effective Date obligations of any Person or Entity under the Plan, any post- Restructuring Effective Date transaction contemplated by the Restructuring Transactions or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan. Certain Definitions The following definitions shall be applicable to the foregoing release and exculpation provisions: "Causes of Action" means any and all actions, Claims, interests, remedies, causes of action, controversies, demands, proceedings, agreements, rights, Liens, indemnities, contributions, guaranties, suits, obligations, liabilities, damages, judgments, accounts, defenses, offsets, powers, privileges, licenses, and franchises of any kind or character whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, contingent or noncontingent, matured or unmatured, suspected or unsuspected, liquidated or unliquidated, assertable directly or derivatively, whether arising before, on, or after the Petition Date, in contract or in tort, in law or in equity, or pursuant to any other theory of law. Causes of Action also include: (a) any and all rights of setoff, counterclaim, or recoupment, and Claims for breach of contract or for breach of duties imposed by law or in equity; (b) any and all rights to dispute, object to, compromise, or seek to recharacterize, reclassify, subordinate, or disallow Claims against or Interests in the Debtors; (c) any and all Claims pursuant to section 362 or chapter 5 of the Bankruptcy Code; (d) any and all Claims or defenses, including fraud, mistake, duress, and usury, and any other defenses set forth in section 558 of the Bankruptcy Code; and (e) any and all state or foreign law fraudulent transfer or similar Claims. "Released Parties" means collectively, and in each case in its capacity as such: (a) each of the Debtors; (b) each of the Reorganized Debtors; (c) each Consenting Stakeholder; (d) each of the Agents/Trustees; (e) each DIP Lender; (f) each New Equity Investor;

16 GENERAL PROVISIONS REGARDING THE RESTRUCTURING TRANSACTIONS (g) each Releasing Party; (h) each current and former Affiliate of each Entity in clause (a) through the following clause (g); and (i) each Related Party of each Entity in clause (a) through this clause (h); provided that, in each case, an Entity (other than the Debtors, the Reorganized Debtors, the Consenting Shareholders, and their respective Related Parties) shall not be a Released Party if it (x) was provided with an opportunity to (i) opt out of the releases in the Plan and affirmatively opts out; or (ii) opt into the releases in the Plan by returning an "opt in" form and does not affirmatively opt in; or (y) timely objects to the releases contained in the Plan and such objection is not resolved before the Confirmation Order is entered. "Releasing Parties" means, collectively, and in each case in its capacity as such: (a) each of the Debtors; (b) each of the Reorganized Debtors; (c) each Consenting Stakeholder; (d) each of the Agents/Trustees; (e) each DIP Lender; (f) each New Equity Investor; (g) each Holder of Claims or Interests that votes to accept the Plan; (h) each Holder of Claims or Interests that (I) abstains from voting on the Plan, (II) is deemed to accept or reject the Plan, or (III) votes to reject the Plan and, in each case, affirmatively opts in to the releases provided for in the Plan; (i) each current and former Affiliate of each Entity in clause (a) through clause (h) for which such Entity is legally entitled to bind such Affiliate to the releases contained in the Plan under applicable law; and (j) each Related Party of each Entity in clause (a) through clause (i) for which such Entity is legally entitled to bind such Related Party to the releases contained in the Plan under applicable law. "Exculpated Parties" means, collectively, each of the following in their capacity as such: (a) the Debtors; (b) the Reorganized Debtors; (c) members of the Special Committee; and (d) with respect to each of the foregoing Entities in clauses (a) through (c), (i) their respective current officers, their current and former directors, and limited liability company managers, who served in such capacity at any time between the Petition Date and the Restructuring Effective Date, and (ii) each of their attorneys, financial advisors, consultants, and other professionals or advisors whose retentions were approved by the Bankruptcy Court pursuant to an order approving such professional's retention application, as applicable. "Related Party" means, with respect to (a) any Entity, (b) such Entity's predecessors, successors and assigns, parents, subsidiaries, affiliates, affiliated investment funds or investment vehicles, managed or advised accounts, funds, or other entities, and investment advisors, subadvisors, or managers, (c) with respect to each Consenting Shareholder, its associated trusts (and its holding vehicles who are direct holders of interests in the applicable Consenting Shareholder, its affiliated investment funds or investment vehicles, managed or advised accounts, funds, or other entities, and investment advisors, subadvisors, or managers) that are holders of Interests in Holdings, (d) with respect to each of the foregoing in clauses (a)–(c), such Entity's respective current and former officers, directors, principals, equity holders (regardless of whether such interests are held directly or indirectly and any fund managers, fiduciaries, or other agents with any involvement related to the Debtors), members, partners, employees, agents, trustees, advisory board members, financial advisors, attorneys, accountants, actuaries, investment bankers, consultants, representatives, management companies, fund advisors and other professionals; and (e) with respect to each of the foregoing in clauses (a)–(d), such Entity's respective heirs, executors, estates, servants, and nominees.

17 OTHER MATERIAL PROVISIONS REGARDING THE RESTRUCTURING Governance The corporate governance for the Reorganized Company Parties, including charters, bylaws, operating agreements, or other organization documents, as applicable, including the composition of the board of New Getty Images (the "New Board"), shall be determined by the Consenting Shareholders, in consultation with the Company Parties. The New Board shall be designated by the Consenting Shareholders and disclosed as part of the Plan Supplement. Management Incentive Plan The Reorganized Company Parties shall establish a management incentive plan ("MIP") consisting of up to 10% of New Interests on a fully diluted basis (the "MIP Interests"), to be implemented on the form, terms, allocation, and vesting mechanism to be determined by the New Board in its sole discretion following the Restructuring Effective Date; provided that such "up to 10%" amount of New Interests shall be calculated excluding the existence of the New Preferred Interests. Exemption from SEC Registration The issuance of all securities under the Plan, including pursuant to the ECL, will be exempt from SEC registration under applicable law. Employment Obligations The Debtors shall (a) assume all existing employment agreements, indemnification agreements, or other employment-related agreements entered into with current and former employees or (b) enter into new agreements with such employees on terms and conditions acceptable to the Debtor and such employee in the ordinary course of business. Any amendment to, or entry into any new employment, severance, or similar retention agreement with any officer or other insider of the Company Parties shall be subject to the consent of the Consenting Shareholders. Notwithstanding anything to the contrary herein, the consummation of the Restructuring Transactions (including the Consenting Shareholders' acquisition of New Interests) shall not constitute a "change in control," "change of control," or similar event under any employment agreement or compensation or benefit plan, program, or policy of the Company Parties. Indemnification Obligations Consistent with applicable law, all indemnification provisions in place as of the Petition Date (whether in the by-laws, certificates of incorporation or formation, limited liability company agreements, other organizational documents, board resolutions, indemnification agreements, employment contracts, or otherwise) for current and former directors, officers, managers, employees, attorneys, accountants, investment bankers, and other professionals of the Company Parties (such indemnification provisions, the "Indemnification Provisions"), as applicable, shall be reinstated and remain intact, irrevocable, and shall survive the effectiveness of the Restructuring Transactions on terms no less favorable to such current and former directors, officers, managers, employees, attorneys, accountants, investment bankers, and other professionals of the Company Parties than the indemnification provisions in place immediately prior to the Petition Date. The Governance Documents shall contain Indemnification Provisions in favor of such parties no less favorable than the Indemnification Provisions in favor of such parties in place immediately prior to the Petition Date.

18 OTHER MATERIAL PROVISIONS REGARDING THE RESTRUCTURING Retained Causes of Action On the Restructuring Effective Date, the Company Parties shall retain all rights to commence and pursue any Causes of Action set forth in the Schedule of Retained Causes of Action, which shall be determined by the Special Committee and shall be a Plan Supplement. No Claim or Cause of Action against any Released Party (including the Consenting Stakeholders and their respective Related Parties) shall be retained, and the Schedule of Retained Causes of Action shall be acceptable to the Consenting Shareholders. Consenting Shareholder Fees and Expenses; Expense Reimbursement The Plan and the Confirmation Order shall provide that the Reorganized Company Parties shall pay (i) the Consenting Shareholder Fees and Expenses that remain unpaid as of, or are incurred after, the Restructuring Effective Date, including in connection with the implementation and consummation of the Plan and the Restructuring Transactions, in accordance with the ECL and (ii) without duplication with the prior clause (i), any Expense Reimbursement under the ECL in accordance with the ECL. Conditions Precedent to Restructuring Effective Date The Restructuring Effective Date will be subject to the satisfaction of customary conditions, including the following, as applicable (collectively, the "Conditions Precedent"): (a) the RSA shall be in full force and effect; (b) there shall be no breach by the Debtors or the Consenting Stakeholders of the RSA or the DIP Credit Agreement which has not been waived or, if subject to cure, cured within the applicable time period; (c) the form and substance of the Definitive Documents shall be acceptable in accordance with the consent rights set forth in Section 3 of the RSA; (d) the Bankruptcy Court shall have entered the Final DIP Order, which order shall be in full force and effect, and no stay thereof shall be in effect; (e) no default, event of default, or other breach shall have occurred and be continuing under any of the DIP Documents; (f) the Bankruptcy Court shall have entered the Disclosure Statement Order, which order shall be in full force and effect, and no stay thereof shall be in effect and the same shall not be subject to an appeal; (g) the Bankruptcy Court shall have entered the Confirmation Order, which order shall be in full force and effect, and no stay thereof shall be in effect and the same shall not be subject to an appeal; (h) the Company Parties shall have obtained all regulatory authorizations, consents, approvals, rulings, or documents that are necessary to implement and effectuate the Restructuring Transactions and all applicable waiting periods (including under the HSR Act and any applicable foreign antitrust or foreign direct investment laws) shall have expired or been terminated, as determined in good faith by the Debtors in consultation with the Required Consenting Stakeholders; (i) the New Credit Agreement (including any perfection certificates, opinions, certificates, and collateral documents reasonably acceptable to the Required Consenting Secured Lenders and the Required Consenting RCF Lenders) shall have been executed and delivered by each party thereto, and any conditions

19 OTHER MATERIAL PROVISIONS REGARDING THE RESTRUCTURING precedent related thereto, other than the occurrence of the Restructuring Effective Date, shall have been satisfied or waived; (j) the New Notes Indenture (including any perfection certificates, opinions, certificates, and collateral documents reasonably acceptable to the Required Consenting Secured Lenders) shall have been executed and delivered by each party thereto, and any conditions precedent related thereto, other than the occurrence of the Restructuring Effective Date, shall have been satisfied or waived; (k) the New Equity Investment and the Equitization Commitment shall have been consummated; (l) all organizational documents and bylaws for New Getty Images shall have been adopted; (m) the Unsecured Notes Recovery shall have been paid in full in cash to holders of allowed Unsecured Notes Claims or deposited to the applicable Trustees for distribution to such holders substantially concurrently with the occurrence of the Restructuring Effective Date; (n) all transaction expenses, including the Consenting Creditor Fees and Expenses but excluding the Consenting Shareholder Fees and Expenses (which shall be paid in accordance with the RSA and the ECL, as applicable), shall have been paid in full in cash; and (o) all professional fees and expenses of retained Professionals that require the approval of the Bankruptcy Court shall have been paid in full or amounts sufficient to pay such fees and expenses after the Restructuring Effective Date shall have been placed in a Professional Fee Escrow Account 6 pending the approval of such fees and expenses by the Bankruptcy Court. Waiver of Conditions Precedent The Conditions Precedent may be waived, in whole or in part, with the written consent of the Company Parties and the Consenting Shareholders; provided that any waiver of a Condition Precedent that would materially and adversely affect the treatment of the Consenting Secured Lenders, the Consenting RCF Lenders, or the Consenting Unsecured Noteholders under the Plan shall also require the consent of the Required Consenting Secured Lenders, the Required Consenting RCF Lenders, or the Required Consenting Unsecured Noteholders, as applicable; provided, further, that any waiver, in whole or in part, of the Condition Precedent set forth in clause (l) above shall also require the written consent of the Required Consenting Secured Lenders, the Required 6 "Professional Fee Escrow Account" means an interest-bearing account funded by the Debtors with cash on the Restructuring Effective Date in an amount equal to the aggregate amount of Professional Fee Claims and other unpaid fees and expenses that the Professionals estimate they have incurred or will incur in rendering services to the Debtors prior to the Effective Date. "Professional Fee Claims" means a Claim by a Professional seeking an award by the Bankruptcy Court of compensation for services rendered or reimbursement of expenses incurred through and including the Confirmation Date under sections 330, 331, 503(b)(2), 503(b)(3), 503(b)(4), or 503(b)(5) of the Bankruptcy Code. "Professional" means an entity (a) employed pursuant to a Bankruptcy Court order in accordance with sections 327, 363, or 1103 of the Bankruptcy Code and to be compensated for services rendered prior to or on the Confirmation Date, pursuant to sections 327, 328, 329, 330, 331, and 363 of the Bankruptcy Code; or (b) awarded compensation and reimbursement by the Bankruptcy Court pursuant to section 503(b)(4) of the Bankruptcy Code.

20 OTHER MATERIAL PROVISIONS REGARDING THE RESTRUCTURING Consenting RCF Lenders, and the Required Consenting Unsecured Noteholders solely with respect to Consenting Creditor Fees and Expenses incurred by their respective advisors. Amendments This Restructuring Term Sheet may be amended only as permitted pursuant to the RSA.

Exhibit B DIP Term Sheet

Execution Version THIS DIP TERM SHEET IS NOT AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN WITHIN THE MEANING OF SECTION 1125 OF THE BANKRUPTCY CODE. ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE. NOTHING CONTAINED IN THIS DIP TERM SHEET SHALL BE AN ADMISSION OF FACT OR LIABILITY OR, UNTIL THE OCCURRENCE OF THE AGREEMENT EFFECTIVE DATE OF THE RESTRUCTURING SUPPORT AGREEMENT ON THE TERMS DESCRIBED HEREIN AND IN THE RESTRUCTURING SUPPORT AGREEMENT, DEEMED BINDING ON ANY OF THE PARTIES HERETO. Getty Images Holdings, Inc. DIP TERM SHEET This DIP Term Sheet (including all exhibits hereto, as may be amended, restated, amended and restated, supplemented, or otherwise modified from time to time, this "DIP Term Sheet") describes the principal terms and conditions of the debtor-in-possession financing facility (the "DIP Facility") to be provided by the DIP Lenders (as defined below) to Getty Images Holdings, Inc. (the "Borrower"), in connection with the Chapter 11 cases (such cases, the "Chapter 11 Cases") to be filed by the Borrower and certain of its subsidiaries (collectively, the "Debtors") pursuant to title 11 of the United States Code, 11 U.S.C. §§ 101-1532, as amended (the "Bankruptcy Code") in the Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). This DIP Term Sheet and the Restructuring Support Agreement to which this DIP Term Sheet is attached (including all amendments, restatements, modifications, exhibits, and supplements thereto, the "Restructuring Support Agreement"), upon the execution thereof, shall constitute legal, valid, and binding obligations of each party hereto, and shall be enforceable against each party hereto and thereto in accordance with their terms, except as such enforceability may be limited by any debtor relief law and by general principles of equity. Capitalized terms used but not defined herein have the meanings assigned to them in the Restructuring Support Agreement. DIP Facility Borrower Getty Images Holdings, Inc. Guarantors The obligations of the Borrower shall be unconditionally guaranteed, on a joint and several basis, by each Debtor other than the Borrower (collectively, the "Guarantors") as of the date following entry of the Interim DIP Order when the DIP Facility is closed pursuant to the definitive DIP Documents (as defined below). DIP Facility The DIP Facility is a debtor-in-possession multi-draw financing facility in an aggregate principal amount of up to $143,000,000.00 (the "DIP Commitment"), consisting of (a) $113,000,000.00 of DIP Loans where (i) $85,000,000.00 of DIP Loans shall be made available upon entry of the Interim DIP Order (the "Interim Initial DIP Loans") and (ii) $28,000,000.00 of DIP Loans shall be made available upon entry of the

2 DIP Facility Final DIP Order (the "Final DIP Loans"); and (b) $30,000,000.00 of Delayed-Draw DIP Commitments, which shall be made available upon entry of the Interim DIP Order (such commitments, the "Delayed- Draw DIP Commitments", and the loans thereunder, "Delayed-Draw DIP Loans" and, together with the Interim Initial DIP Loans, the "Interim DIP Loans" and, the Interim DIP Loans, collectively with the Final DIP Loans, the "DIP Loans"). Segregated DIP Account All proceeds of the DIP Facility shall be deposited into a segregated account of the Borrower (the "Segregated DIP Account"), which will be subject to the DIP Liens (as defined below) on a first priority basis and subject to a deposit account control agreement in favor of the DIP Agent (the "Segregated Account Control Agreement"), which Segregated Account Control Agreement shall be in form and substance acceptable to the DIP Lenders. On each funding date, the DIP Lenders will advance funds to the DIP Agent and the DIP Agent will deposit such funds into the Segregated DIP Account. The Borrower may withdraw amounts from the Segregated DIP Account and deposit such amounts into other bank accounts maintained by the Debtors on the Closing Date and on each Monday following the Closing Date; provided, that the amounts so withdrawn by the Borrower shall not exceed the amount needed for payments that are contemplated to be made during the two-week period following such Monday as expressly set forth in the Approved Budget (plus an additional 20% of such contemplated payments for such weeks) (such withdrawal, an "Approved Budget Withdrawal"); provided, further, for the avoidance of doubt, if an Approved Budget Withdrawal includes amounts in respect of any particular week, any subsequent Approved Budget Withdrawal shall not be permitted to include such amounts. The Borrower may also withdraw amounts from the Segregated DIP Account and deposit such amounts in the Funded Reserve Account (as defined on Annex A hereto), subject to the DIP Orders (such withdrawal, a "Carve Out Withdrawal"). The Borrower shall not be permitted to withdraw cash from the Segregated DIP Account (other than an Approved Budget Withdrawal or a Carve Out Withdrawal) without the prior written consent of the DIP Lenders (such consent not to be unreasonably withheld so long as the Borrower is in compliance with the Minimum Liquidity Covenant). Except with respect to an Approved Budget Withdrawal or a Carve Out Withdrawal, the proceeds of the DIP Facility shall not be transferred into any other account held by any Debtor or any of its subsidiaries, or commingled with any other cash held by any Debtor or any of its subsidiaries. For the avoidance of doubt, the Borrower shall be permitted to use funds withdrawn from the Segregated DIP Account

3 DIP Facility only to the extent such uses are consistent with the Approved Budget (subject to Permitted Variances) or the Carve Out. Once withdrawn from the Segregated DIP Account, the funds shall continue to be DIP Priority Collateral (as defined below) until such funds are first used by the Debtors; provided, further, that any such funds that are deposited in the Funded Reserve Account or the Carve Out Reserve (in each case, as defined on Annex A hereto) in accordance with the Carve Out provisions of the DIP Orders shall not constitute DIP Priority Collateral. DIP Lenders The lenders under the DIP Facility (the "DIP Lenders") shall be Koch Equity Development LLC and/or its affiliates. DIP Agent An agent mutually acceptable to the DIP Lenders and the Borrower shall be appointed as administrative agent and collateral agent for the DIP Lenders and will perform the duties customarily associated with such roles (together with its successors and permitted assigns, in such capacities, the "DIP Agent" and, together with the DIP Lenders, the "DIP Secured Parties"). DIP Collateral / Priority The DIP Facility and all DIP Loans and other liabilities and obligations owed thereunder to the DIP Lenders under or in connection with the DIP Documents (collectively, the "DIP Obligations") shall, in each case, be subject and subordinate to the Carve Out (as defined below), and shall be secured by automatically perfected liens on, and security interests in (the "DIP Liens"): a) (x) thirty-five percent of the unencumbered equity interests of foreign subsidiaries directly owned by a Debtor not included in the Prepetition Collateral, and (y) the Segregated DIP Account and all amounts deposited therein and withdrawn therefrom, in each case, on a first priority basis senior to any other Lien or Claim (the property listed in these clauses (x) and (y), the "DIP Priority Collateral"); provided, for the avoidance of doubt, the DIP Liens on the property listed in clause (x) will rank senior to any Adequate Protection Liens on such property; b) all property of the Debtors, whether existing on the date on which the Debtors file the Chapter 11 Cases (the "Petition Date") or thereafter acquired, that is subject to a Lien securing the Secured Funded Debt Claims and/or the Revolving Loan Claims (each, as defined in the Restructuring Support Agreement) (such property, the "Prepetition Collateral"), on a junior basis to the Liens securing the Secured Funded Debt Claims, the Revolving Loan

4 DIP Facility Claims, and the Permitted Prior Liens (as defined below) (if any) but senior to any other Lien; c) all property of the Debtors, whether existing on the Petition Date or thereafter acquired, that is subject to valid, perfected, and non- avoidable Liens in existence immediately prior to the Petition Date or valid and non-avoidable Liens perfected after the Petition Date to the extent permitted by section 546(b) of the Bankruptcy Code (any such Liens, the "Permitted Prior Liens") on a junior basis to such Permitted Prior Liens but senior to any other Lien; d) all property of the Debtors, whether existing on the Petition Date or thereafter acquired, that is not subject to valid, perfected, and non-avoidable Liens in existence immediately prior to the Petition Date or valid and non-avoidable Liens perfected after the Petition Date to the extent permitted by section 546(b) of the Bankruptcy Code (the "Previously Unencumbered Property"), on a first priority ranking basis senior to any other Lien or Claim; e) subject to entry of the Final DIP Order, the proceeds of any Claims or causes of action arising under or pursuant to chapter 5 of the Bankruptcy Code, section 724(a) of the Bankruptcy Code, or any other similar provisions of applicable state, federal, or foreign law (including any other avoidance actions under the Bankruptcy Code) (collectively, the "Avoidance Actions"), but in no event shall the DIP Liens extend to Avoidance Actions; and f) subject to entry of the Final DIP Order, the proceeds of any exercise of the Debtors' rights under sections 506(c) and 550 of the Bankruptcy Code (the "Recovery Actions"), but in no event shall the DIP Liens extend to the Recovery Actions; (collectively, the property and proceeds set forth in the foregoing clauses (a) through (f), the "DIP Collateral"); provided that the DIP Collateral shall not include "Excluded Assets" (to be defined in the applicable DIP Document in a manner that is usual and customary for debtor-in-possession financings). The DIP Facility shall also benefit from joint and several superpriority administrative expense claims against the Debtors that are senior to all other administrative expenses or other Claims against the Debtors, but which shall be subject and subordinate to (i) the Carve Out and (ii) the Adequate Protection Claims held by the holders of Secured Funded Debt Claims and the Adequate Protection Claims held by the holders of Revolving Loan Claims.

5 DIP Facility All of the DIP Liens with respect to the DIP Collateral shall be perfected by entry of the DIP Orders, and shall become effective immediately and automatically upon the closing of the DIP Facility on the Closing Date, without the necessity of the execution of mortgages, security agreements, pledge agreements, financing statements, or any other agreements or the filing or recording of any other documents. Notwithstanding the foregoing, the Debtors shall take any and all actions that may be reasonably necessary, or that the DIP Agent or the DIP Lenders may reasonably request, to maintain the validity, perfection, enforceability, and priority of the security interest and liens of the DIP Agent in the DIP Collateral, or to enable the DIP Agent and the DIP Lenders to protect, exercise, or enforce their rights thereunder, under the DIP Orders, and in respect of the DIP Collateral; provided that in no event shall the foregoing require any control agreements (other than the Segregated Account Control Agreement), intellectual property security agreements or mortgages, or any collateral documents or filings under any non-US jurisdiction. Any intercreditor terms or arrangements shall be documented pursuant to the DIP Orders. For the avoidance of doubt, the DIP Liens on the Prepetition Collateral shall be junior to the Adequate Protection Liens (defined below) of the holders of Secured Funded Debt Claims and the Adequate Protection Liens of the holders of Revolving Loan Claims provided for in the DIP Orders. For the avoidance of doubt, the Prepetition Collateral shall not include the Segregated DIP Account, the cash deposited therein or the DIP Priority Collateral. For the avoidance of doubt, the DIP Liens shall attach to the DIP Priority Collateral on a first priority basis senior to any other Lien or Claim. Adequate Protection As adequate protection for any diminution in value of (x) the Secured Funded Debt Claim holders' cash collateral, (y) the Revolving Loan Claims holders' cash collateral and (z) any other Prepetition Collateral, in each case, as of the Petition Date ("Diminution in Value"), including any diminution arising from (i) the sale, lease, or use by the Debtors of cash collateral subject to prepetition liens and security interests, (ii) the incurrence of the DIP Facility, and (iii) the imposition of the automatic stay pursuant to section 362 of the Bankruptcy Code, the holders of the Secured Funded Debt Claims and the holders of the Revolving Loan Claims shall be entitled to:

6 DIP Facility a) a superpriority administrative expense claim in the Chapter 11 Cases, solely to the extent of any Diminution in Value, with priority over all administrative expenses and claims of any kind or nature whatsoever, specified in or ordered pursuant to sections 105, 326, 327, 328, 330, 331, 361, 362, 363, 364, 365, 503, 506, 507(a), 507(b), 546, 552, 726, 1113 or 1114 or any other provisions of the Bankruptcy Code, subject and junior only to the Carve Out (the "Adequate Protection Claims"); b) to secure the Adequate Protection Claims, (i) a perfected security interest in and Lien on all Prepetition Collateral, solely to the extent of any Diminution in Value, which shall be subject to and immediately junior in priority to the Carve Out, but with priority over all other Liens on the Prepetition Collateral, and (ii) a perfected security interest in and Lien on all DIP Collateral (other than the Segregated DIP Account and the cash therein), solely to the extent of any Diminution in Value, which, other than with respect to any such DIP Collateral that constitutes Prepetition Collateral, shall be subject to and junior in priority to the Carve Out and the DIP Liens, but with priority (except as set forth in the following proviso) over all other Liens on such DIP Collateral ((i) and (ii) collectively, the "Adequate Protection Liens"); provided, that any Adequate Protection Liens attaching to the DIP Priority Collateral shall rank junior in priority to the DIP Liens attaching to the DIP Priority Collateral; c) current payment of the reasonable and documented prepetition and postpetition legal and other professional fees and expenses of the Consenting Secured Lender Advisors and the Consenting RCF Lender Advisors; and d) current cash payment of (a) interest on the Secured Funded Debt Claims and the Revolving Loan Claims, as applicable, at the applicable non-default rate of interest, (b) required amortization payments, in each case, as provided under their respective debt document, including, for the avoidance of doubt, payment of cash interest and amortization on the EUR Term Loan Claims held by Koch Equity Development LLC and its Related Parties and (c) any fees payable (i) to the Credit Agreement Agent for the administrative agency fee under the Credit Agreement or related Loan Documents (as defined in the Credit Agreement) or (ii) on account of any Letter of Credit (as defined in the Credit Agreement) (the "Adequate Protection Payments"). Without limiting the requirement to pay all Adequate Protection Payments during the Chapter 11 Cases, when due, payment of

7 DIP Facility any outstanding Adequate Protection Payments shall occur no later than the Restructuring Effective Date. On the Termination Date, any amounts owed in respect of the Adequate Protection Payments shall cease accruing. For the avoidance of doubt, no amounts that would have accrued in respect of the Adequate Protection Payments after the Termination Date shall be payable as Adequate Protection Payments. All amounts owed in respect of the Adequate Protection Claims (including any amount attributable to any Diminution in Value (if any)) shall be calculated as of the Termination Date, and any amounts in respect of any Adequate Protection Payments that had actually accrued but were unpaid as of the Termination Date shall be due and payable on such Termination Date. Notwithstanding the foregoing, nothing in the Restructuring Support Agreement or the DIP Orders shall prevent any Secured Funded Debt Claim or Revolving Loan Claim holder from, after the Termination Date, (i) seeking further adequate protection or (ii) seeking payment of any accrued and unpaid interest, amortization, or other payments under the applicable debt documents, including post-petition accrued and unpaid amounts, other than as Adequate Protection Payments under the DIP Orders; provided, for the avoidance of doubt (x) no liens in respect of any such further adequate protection shall (1) attach to the Segregated DIP Account or the cash therein, or (2) attach to any other DIP Priority Collateral in a manner that ranks senior to the DIP Liens in the DIP Priority Collateral, and (y) no cash withdrawn from the Segregated DIP Account may be used to pay any amounts in respect of any such further adequate protection or the amounts or items set forth in the foregoing clause (ii). For the avoidance of doubt, the Adequate Protection Liens shall not attach to the Segregated DIP Account or the cash set forth therein. The Debtors shall contemporaneously provide the Credit Agreement Agent, counsel to the Consenting RCF Lenders, and counsel to the Consenting Secured Lenders with all reports, notices, documents and other information required to be delivered to the DIP Secured Parties under the DIP Credit Agreement or the DIP Orders (other than borrowing requests, interest election notices and other notices of an administrative or ministerial nature), including, but not limited to, any new Approved Budget or Variance Reports (each as defined herein). Voluntary & Mandatory Prepayments Voluntary Prepayments: The Debtors may, at any time, repay the loans under the DIP Facility in whole or in part. No reduction of the DIP Commitments shall be permitted. The DIP Orders shall provide that the Debtors shall not be permitted to voluntarily repay any loans under the DIP Facility absent

8 DIP Facility the prior written consent of the Credit Agreement Agent and the Required Lenders under the Credit Agreement, to the extent that any Revolving Loan Claims or Secured Funded Debt Claims are outstanding. Mandatory Prepayments: Required upon incurrence of unpermitted indebtedness. Delayed-Draw DIP Loans The Delayed-Draw DIP Loans will be made available upon entry of the Interim DIP Order, provided that the Delayed-Draw DIP Loans shall only be used (a) to make payments in respect of the delayed-draw eligible uses specified in the "Delayed Draw Uses" row of the Approved Budget (any such payments, the "Delayed-Draw Payments") or (b) as set forth in the next sentence. If the Debtors make a Delayed-Draw Payment on or after the Petition Date with cash on hand, and such cash on hand is not (and was not) proceeds of the Delayed-Draw DIP Loans, the Debtors may borrow Delayed-Draw DIP Loans to replenish the cash on hand that was actually used to make such Delayed-Draw Payment. If, prior to the Petition Date, the Debtors use cash on hand to make a Delayed-Draw Payment that was otherwise budgeted to be made after the Petition Date in the "Delayed Draw Uses" row of the Approved Budget (each such payment (if any), a "Prepetition DDTL Payment"), the Debtors may borrow the Delayed-Draw DIP Loans, in an amount not to exceed such Prepetition DDTL Payment, to replenish the Debtors' cash on hand that was used to make such Prepetition DDTL Payment (each such borrowing (if any), a "Prepetition DDTL Borrowing"). For the avoidance of doubt, each borrowing of Delayed- Draw DIP Loans pursuant to a Prepetition DDTL Borrowing shall be considered outstanding Delayed-Draw DIP Loans. For the avoidance of doubt, in no event shall the Borrower be permitted to borrow more than the principal amount of the Delayed-Draw DIP Loans permitted by the Interim DIP Order. For the avoidance of doubt, all borrowings in respect of the Delayed- Draw DIP Loans shall be subject to the restrictions concerning the Segregated DIP Account, as otherwise set forth in this DIP Term Sheet. Interest Rate Interest on the DIP Loans shall be paid in kind (and capitalized to principal on each interest payment date) at a rate per annum equal to Term SOFR + 5.00% with interest periods of one month or three months, as may be elected by the Borrower from time to time.

9 DIP Facility After an Event of Default under the DIP Facility has occurred and is continuing, all outstanding amounts under the DIP Facility shall bear interest, to the fullest extent permitted by law, at the interest rate then applicable plus 2.00% per annum (the "Default Rate"). Interest on overdue amounts under the DIP Facility shall also accrue at the Default Rate and shall be payable in kind. Amortization None. Exit Fee If the Restructuring Support Agreement is terminated pursuant to Sections 12.01(d) or 12.02(b) thereof, the Debtors shall become obligated to pay the DIP Lenders a fee in the amount equal to 2.0% of the outstanding DIP Loans (such fee, the "DIP Exit Fee"). Equity Conversion On the Restructuring Effective Date, pursuant to the Plan, the obligations under the DIP Loans shall be equitized in accordance with the ECL. Termination Date The DIP Facility shall terminate, all DIP Loans shall be due and payable in full and in cash and the Debtors' ability to use cash collateral shall terminate on the date of the earliest to occur of (such earliest date, the "Termination Date"): (i) January 31, 2027; (ii) the effective date of a chapter 11 plan; (iii) the date the DIP Loans become due and payable in full under the DIP Documents, whether by acceleration or otherwise; (iv) the date a United States Bankruptcy Court orders the conversion of the bankruptcy case of any of the Debtors to a Chapter 7 liquidation or the dismissal of the bankruptcy case of any Debtor; and (v) the date that the sale of all or substantially all of the Debtors' assets is consummated. Documentation Principles "Documentation Principles" means that the DIP Facility will be documented in a credit agreement (the "DIP Credit Agreement") and other guarantee and relevant documentation (collectively, the "DIP Documents"), which shall be negotiated in good faith by the Borrower and the DIP Lenders, to reflect the terms of this DIP Term Sheet and to be based (in the case of the DIP Credit Agreement) on the Credit Agreement (as defined in the Restructuring Support Agreement) and applicable documents related thereto (subject to customary restrictions and limitations to reflect its status as a DIP Facility and the Chapter 11 Cases, and such other modifications as are mutually agreed upon in good faith by the Borrower and the DIP Lenders), and through the terms of the DIP Orders reflecting the terms and provisions set forth in this DIP Term Sheet, in each case, subject to the consent rights set forth in the Restructuring Support Agreement. To the extent of any conflict or inconsistency between this DIP Term Sheet and the Documentation Principles, the terms of this DIP Term Sheet shall govern.

10 DIP Facility Use of Proceeds Subject to Bankruptcy Court approval, the Debtors shall use cash collateral and the proceeds of the DIP Facility in a manner consistent with this DIP Term Sheet, the DIP Orders, and the Approved Budget (as defined below and subject to Permitted Variances). Cash collateral, the Interim Initial DIP Loans, and Final DIP Loans shall be used for (i) working capital and general corporate purposes of the Debtors, (ii) bankruptcy-related costs and expenses in respect of the Chapter 11 Cases (including the Carve Out (as defined below)) and to pay adequate protection payments as authorized by the Bankruptcy Court in the Interim DIP Order and the Final DIP Order, (iii) costs and expenses related to the DIP Facility and (iv) any other purposes set forth in the Approved Budget. The Delayed-Draw DIP Loans shall be used solely to make Delayed-Draw Payments or to replenish the Debtors' cash on hand that was used to make a Prepetition DDTL Payment or Delayed- Draw Payments on or after the Petition Date, consistent with the other restrictions in respect thereof set forth in this DIP Term Sheet. Notwithstanding anything herein to the contrary, the Approved Budget shall not in any regard limit or test the payment of (a) any professional fees of the DIP Lenders, the Consenting Secured Lenders or the Consenting RCF Lenders, (b) the fees and expenses of the DIP Lenders, or (c) the Adequate Protection Payments. Budget; Variance Reports All cash collateral and proceeds of the DIP Loans shall be used in accordance with and subject to a 13-week cash flow projection commencing on the date of initial funding under the DIP Facility, which initial 13-week cash flow projection shall be satisfactory to the DIP Lenders, and reasonably satisfactory to the Required Consenting RCF Lenders and the Required Consenting Secured Lenders (the "Initial Approved Budget"), and shall be updated by the Borrower by the end of every four-week period beginning on the fifth Friday after the Petition Date and reflect the 13-week period beginning with the current week (each, including the Initial Approved Budget, an "Approved Budget"); provided that such Approved Budget shall be subject to the consent of the DIP Lenders, the Required Consenting RCF Lenders and the Required Consenting Secured Lenders (which may be in the form of e-mail provided by the financial advisor to the DIP Lenders, and which consent of the Required Consenting RCF Lenders and the Required Consenting Secured Lenders shall not be unreasonably withheld, conditioned or delayed); provided further, that any such updated budget shall automatically become an Approved Budget if none of the DIP Lenders, the Required Consenting RCF Lenders or the Required Consenting Secured Lenders has objected to the updated budget in writing within five (5) business days of receipt of the updated budget; provided further, that if such DIP Lenders object to any updated budget, the Approved Budget for the prior period shall be the Approved Budget until such times as an updated budget is approved. Every

11 DIP Facility Approved Budget (including the Initial Approved Budget) shall be in form and substance (including the detail and specificity set forth therein concerning receipts and disbursements) satisfactory to the DIP Lenders. Commencing with the third Friday after the Petition Date, and every Friday of every second calendar week thereafter, the Borrower shall deliver to the DIP Agent a variance report in form reasonably acceptable to the DIP Lenders (each, a "Variance Report") setting forth (i) the Debtors' aggregate "disbursements" and aggregate "receipts", in each case, for the immediately preceding two-week period ending on Saturday compared to the projected aggregate receipts and disbursements set forth in the Approved Budget for such Variance Testing Period (as defined below) and (ii) the variance in dollar amounts of the actual aggregate amount of receipts and disbursements (excluding all fees due and payable pursuant to 28 U.S.C. § 1930(a) plus any interest due and payable under 31 U.S.C. § 3717) for each period ending on Saturday from those reflected for the corresponding period in the Approved Budget (such comparison, the "Variance"). "Permitted Variance" means an aggregate unfavorable disbursement Variance that is not more than 20% during any Variance Testing Period against the projected amount in the Approved Budget for such Variance Testing Period; provided that (i) professional fee and expense disbursements (including, without limitation, disbursements in respect of fees and expenses of the Consenting RCF Lender Advisors), including amounts funded to the Funded Reserve Account and the Carve Out Reserves; (ii) United States Trustee fee disbursements; and (iii) the DIP Lender fees and expenses and Adequate Protection Payments shall not be subject to variance testing; provided, further, that no Approved Budget shall include a budgeted payment of Delayed- Draw Payments in excess of the undrawn Delayed-Draw DIP Commitments; provided, further, that there shall be no unfavorable disbursement Variance in respect of any Delayed-Draw Payment unless such Delayed-Draw Payment is made from funds other than Delayed- Draw DIP Loans. "Variance Testing Period" means, starting the third Friday following the Petition Date, the two-week period immediately preceding such Friday and, every other week thereafter, the preceding two-week period ending on the applicable Friday. During any Variance Testing Period, the Variance from the then-current Approved Budget shall not exceed the Permitted Variance.

12 DIP Facility Reporting to be otherwise subject to the Documentation Principles but will include customary monthly financial reporting. Conditions Precedent to Effectiveness The conditions precedent to effectiveness of the DIP Facility on the closing date thereof (the "Closing Date") shall be limited to those usual and customary for debtor-in-possession financings of this type. Conditions Precedent to DIP Loans Usual and customary conditions precedent for all extensions of credit for debtor-in-possession credit facilities of this size, type, and purpose, which shall be reasonably acceptable to the DIP Agent and the DIP Lenders, including that each such borrowing shall be in accordance with the Approved Budget as then in effect. Representations and Warranties The Borrower and the Guarantors under the DIP Facility will make representations and warranties (applicable to such Borrower and Guarantors and/or their respective subsidiaries, as applicable) consistent with the Documentation Principles and customary for debtor- in-possession financings of this type and as modified as necessary to reflect the commencement of the Chapter 11 Cases and otherwise subject to the terms of the DIP Orders. Covenants The Debtors must maintain a minimum of $15,000,000.00 of liquidity (comprised of cash on hand and amounts deposited in the Segregated DIP Account) at all times (the "Minimum Liquidity Covenant"). Additional covenants consistent with the Documentation Principles and customary for debtor-in-possession financings of this type, in each case subject to customary materiality qualifiers, baskets, and exceptions to be agreed in the DIP Documents. Events of Default The DIP Credit Agreement will contain events of default and remedies (each, an "Event of Default") consistent with the Documentation Principles and usual and customary for debtor-in-possession financings of this type (which will be applicable to the Borrower, the Guarantors, and their respective subsidiaries), in each case, acceptable to the DIP Lenders and the Borrower and subject to customary grace periods, cure rights, and materiality thresholds. Prior to exercising any remedies against the DIP Collateral, the DIP Agent shall deliver written notice to the Debtors, their counsel, counsel to any Creditors' Committee, the Consenting RCF Lender Advisors, and the U.S. Trustee, and the exercise of such remedies shall be subject to a remedies notice period of not less than five (5) business days (the "Remedies Notice Period"), during which the Debtors and any other party in interest shall be entitled to seek an emergency hearing before the Bankruptcy Court for the sole purpose of contesting whether an Event of Default has occurred or is continuing (and the Debtors may not directly or indirectly raise any

13 DIP Facility other issues whatsoever at such hearing), and the Debtors may continue to use DIP Loans (including, without limitation, amounts in the Segregated DIP Account in accordance with the terms herein but subject to the last sentence in this section) and cash collateral solely to (x) pay payroll and other bona fide expenses incurred and that became (or become) due for payment by the Debtors in the ordinary course of business prior to or during the Remedies Notice Period and that the Debtors determine in good faith are critical to the preservation of the Debtors' estates; provided, that all such payments under this clause (x) shall not exceed $1,000,000.00 without the express written consent of the DIP Lenders (such consent to not be unreasonably withheld, conditioned or delayed), and (y) fund the Carve Out Reserves, in each case as set forth in the DIP Orders (such uses in clauses (x) and (y), the "Remedies Notice Period Uses"). For the avoidance of doubt, the Debtors shall not be permitted to borrow any funds under the DIP Facility during the Remedies Notice Period. Carve Out Carve-Out language in DIP Orders to be substantially in the form and substance attached hereto as Annex A. DIP Milestones The DIP milestones shall be consistent with those in the Restructuring Support Agreement in all respects. Cash Collateral Termination Events Customary cash collateral termination events to be included and agreed to by the Company Parties, Required Consenting RCF Lenders and the Required Consenting Secured Lenders, subject to the Remedies Notice Period and the other notice and hearing protections set forth in the DIP Orders. Stipulations / Challenge Customary stipulations and challenge period to be included. DIP Orders Govern To the extent of any conflict or inconsistency between this DIP Term Sheet and any applicable DIP Order, such DIP Order shall govern. Amendment and Waiver Except as otherwise expressly provided herein or therein, no provision of the DIP Facility, any DIP Document or any DIP Order may be amended other than by an instrument in writing signed by (i) the DIP Lenders holding at least a majority of the outstanding principal amount of the DIP Facility (or the DIP Agent with the consent of the DIP Lenders holding at least a majority of the outstanding principal amount of the DIP Facility) and (ii) the Borrower, with exceptions for customary "sacred" rights; provided that any amendment or modification of any DIP Order shall be subject to approval of the Bankruptcy Court to the extent required by the Interim DIP Order and Final DIP Order (as applicable); provided further that, notwithstanding

14 DIP Facility anything to the contrary herein, any amendment, modification or waiver of any provision of the DIP Documents or any DIP Order relating to the use of cash collateral (other than cash collateral constituting DIP Priority Collateral) or the adequate protection provided herein to the holders of the Secured Funded Debt Claims and the Revolving Loan Claims (including the Adequate Protection Payments) shall also require the prior written consent of the Required Consenting Secured Lenders and the Required Consenting RCF Lenders. Nothing herein or in the DIP Orders shall modify or alter the consent rights set forth for Consenting Stakeholders in the Restructuring Support Agreement. Indemnification and Releases Customary for transactions of this type and otherwise reasonably satisfactory to the DIP Lenders and the Debtors; provided, that any indemnification or release of the DIP Lenders or the DIP Agent shall be solely in such capacities as a DIP Lender and DIP Agent, respectively; provided further, that no indemnified person shall be indemnified for any losses, claims, damages, liabilities, or expenses to the extent (a) resulting from such indemnified person's (or its related parties') gross negligence, bad faith, willful misconduct, or material breach of its obligations under the DIP Documents, in each case as determined by a final, non-appealable judgment of a court of competent jurisdiction or (b) arising from disputes solely among persons not involving any act or omission of the Debtors. The DIP Orders shall include customary releases and indemnification provisions with respect to the holders of prepetition Secured Funded Debt Claims and Revolving Loan Claims to be agreed by the Required Consenting Secured Lenders and the Required Consenting RCF Lenders (in each case, as defined in the Restructuring Support Agreement). Waivers In exchange for the Carve Out and other consideration and value provided by the DIP Lenders, upon entry of the Final DIP Order, each Debtor shall waive, (a) as to the DIP Secured Parties, its rights to surcharge the DIP Collateral pursuant to sections 105(a) and/or 506(c) of the Bankruptcy Code and any right to apply the equitable doctrine of marshaling as to the DIP Collateral, and (b) as to the holders of the Secured Funded Debt Claims and holders of the Revolving Loan Claims, its rights to surcharge the Prepetition Collateral pursuant to sections 105(a) and/or 506(c) of the Bankruptcy Code or otherwise, any "equities of the case exception" under section 552(b) of the Bankruptcy Code, and any right to apply the equitable doctrine of marshaling as to the Prepetition Collateral. Expenses Each Debtor shall jointly and severally be obligated to pay all reasonable and documented out-of-pocket prepetition and postpetition

15 DIP Facility accrued and unpaid fees, costs, disbursements, and expenses of the DIP Agent and the DIP Lenders incurred solely in connection with (a) the discussion, negotiation, preparation, execution, and delivery of any documents in connection with the proposed financing contemplated by this DIP Term Sheet, including the DIP Documents, and the funding of all DIP Loans under the DIP Facility, the administration of the DIP Facility and any amendment, modification, or waiver of any provision of the DIP Documents or (b) the interpretation, enforcement, or protection of any of their rights and remedies under the DIP Documents, in each case, solely to the extent invoiced in accordance with the fee review procedures set forth in the DIP Orders; provided, that notwithstanding anything to the contrary herein or in the DIP Documents, (i) neither the DIP Documents nor the DIP Orders shall obligate the Debtors to pay any fees, costs, disbursements, or expenses incurred by or on behalf of any DIP Lender (or any of their respective advisors or professionals) in connection with any matter other than the DIP Facility and the DIP Documents, including, without limitation, any matter in which any DIP Lender, or any of their respective advisors or professionals act or are engaged in any other capacity in connection with the Chapter 11 Cases (including in its capacity as a holder of any prepetition claims or interests) (collectively, the "Other Fees and Expenses"); and (ii) the Debtors shall have the right to request, and the DIP Lenders shall promptly provide (or cause their respective advisors and professionals to provide), a summary invoice from the DIP Lenders in order to distinguish between fees, costs, disbursements, and expenses incurred in connection with the DIP Facility and the DIP Documents and those incurred in connection with any other matter; provided, further, that any such summary invoice may be redacted to the extent necessary to protect privileged or confidential information; provided, further, that the Debtors and/or Reorganized Debtors (as applicable) shall pay the Other Fees and Expenses as set forth in, and in accordance with, the ECL. Governing Law and Jurisdiction The laws of the State of New York (except as governed by the Bankruptcy Code) shall govern this DIP Term Sheet. The Debtors and DIP Lenders submit to the exclusive jurisdiction of the Bankruptcy Court and waive (to the extent permitted by applicable law) any right to trial by jury.

Annex A Carve-Out Language Defined Terms. "Committee" means the Creditors' Committee. "Creditors' Committee" means any official committee of unsecured creditors appointed by the U.S. Trustee pursuant to Bankruptcy Code section 1102. "DIP Obligations" means the Obligations (as defined in the DIP Credit Agreement). "DIP Secured Parties" means, collectively, the DIP Agent and the DIP Lenders. "Prepetition Intercreditor Agreement" means that certain First Lien Intercreditor Agreement, dated as of May 5, 2025, among Abe Investment Holdings, Inc., Getty Images, Inc., the other grantors party thereto, JPMorgan Chase Bank, N.A., as the credit agreement collateral agent and credit agreement representative, U.S. Bank Trust Company, National Association, as the notes collateral agent and notes trustee and each additional agent from time to time party thereto. "Prepetition Secured Facilities Documents" means, collectively, the Prepetition Loan Documents and the Prepetition SSN Documents. "Prepetition Loan Documents" means, collectively, the Credit Agreement, the Prepetition Intercreditor Agreement, the security agreements, pledge agreements, and other security documents executed by any of the Debtor that are obligors thereunder in favor of the Secured Parties (as defined in the Credit Agreement), and the other Loan Documents (as defined in the Credit Agreement) "Prepetition SSN Documents" means, collectively, the 11.25% Secured Notes Indenture, each 11.25% Secured Note, the Prepetition Intercreditor Agreement, the security agreements, pledge agreements, and other security documents executed by any of the Debtor that are obligors thereunder in favor of the 11.25% Secured Notes Trustee and the holders of the 11.25% Secured Notes, as applicable, and the other Note Documents (as defined in the 11.25% Secured Notes Indenture) "Prepetition Secured Obligations" means, collectively, the Obligations (as defined in the Credit Agreement) and the Notes Obligations (as defined in the 11.25% Secured Notes Indenture). "Prepetition Secured Parties" means, collectively, the Secured Parties (as defined in the Credit Agreement), the 11.25% Secured Notes Trustee, and the holders of the 11.25% Secured Notes. "Successor Cases" means any case under chapter 7 of the Bankruptcy Code upon the conversion of any of the Chapter 11 Cases, or any other proceedings superseding or related to any of the foregoing. "Trustee" means any chapter 7 or chapter 11 trustee. "U.S. Trustee" means the United States Trustee for the [__________].

17 Carve Out. (a) The "Carve Out" means the sum of: (i) all fees required to be paid to the Clerk of the Bankruptcy Court and to the Office of the U.S. Trustee under section 1930(a) of title 28 of the United States Code plus interest at the statutory rate (without regard to the notice set forth in clause (iii) below); (ii) all reasonable fees and expenses up to $50,000 incurred by a Trustee under Bankruptcy Code section 726(b) (without regard to the notice set forth in clause (iii) below); (iii) to the extent allowed at any time, whether by interim order, procedural order, or otherwise, all unpaid fees and expenses incurred at any time before or on the first Business Day following delivery by the DIP Agent or the Prepetition Secured Parties of a Carve Out Trigger Notice (as defined herein), by persons or firms retained by the Debtors pursuant to section 327, 328, or 363 of the Bankruptcy Code or section 156(c) of title 28 of the United States Code (the "Debtor Professionals") and the Committee (if any) pursuant to section 328 or 1103 of the Bankruptcy Code (the "Committee Professionals" and, together with the Debtor Professionals, the "Professional Persons" and the fees and expenses incurred thereby, the "Allowed Professional Fees"), whether allowed by the Bankruptcy Court prior to or after delivery of a Carve Out Trigger Notice; and (iv) Allowed Professional Fees of Professional Persons in an aggregate amount not to exceed $2,500,000 incurred after the first Business Day following delivery by the DIP Agent or the Prepetition Secured Parties of the Carve Out Trigger Notice, to the extent allowed at any time, whether by interim order, procedural order, or otherwise (the amounts set forth in this clause (iv) being the "Post-Carve Out Trigger Notice Cap"). Any payment or reimbursement made to any Professional Person on or after the delivery of the Carve Out Trigger Notice shall permanently reduce the Post-Carve Out Trigger Notice Cap on a dollar-for-dollar basis. For purposes of the foregoing, "Carve Out Trigger Notice" shall mean a written notice delivered by email (or other electronic means) by the DIP Agent or Prepetition Secured Parties to the Debtors, their lead restructuring counsel, the U.S. Trustee, and counsel to the Committee (if any), which notice may be delivered following the occurrence and during the continuation of an Event of Default (as defined in the DIP Credit Agreement), acceleration of the DIP Term Loans and DIP Obligations under the DIP Facility, or termination of the Debtors' right to use Cash Collateral, as applicable, stating that the Post-Carve Out Trigger Notice Cap has been invoked.

18 (b) Delivery of Weekly Fee Statements. Not later than 7:00 p.m. New York time on the third Business Day of each week starting with the first full calendar week following the Petition Date, each Professional Person shall deliver to the Debtors a statement setting forth a good-faith estimate of the amount of fees and expenses (collectively, "Estimated Fees and Expenses") incurred during the preceding week by such Professional Person (through Saturday of such week, the "Calculation Date"), along with a good-faith estimate of the cumulative total amount of unreimbursed fees and expenses incurred through the applicable Calculation Date and a statement of the amount of such fees and expenses that have been paid to date by the Debtors (each such statement, a "Weekly Statement"); provided that within one Business Day of the occurrence of the Termination Declaration Date (as defined herein), each Professional Person shall deliver one additional statement (the "Final Statement") setting forth a good-faith estimate of the amount of fees and expenses incurred during the period commencing on the calendar day after the most recent Calculation Date for which a Weekly Statement has been delivered and concluding on the Termination Declaration Date (and the Debtors shall cause such Weekly Statement and Final Statement to be delivered promptly to the DIP Agent). If any Professional Person fails to deliver a Weekly Statement within three (3) calendar days after such Weekly Statement is due, such Professional Person's entitlement (if any) to any funds in the Pre-Carve Out Trigger Notice Reserve (as defined herein) with respect to the aggregate unpaid amount of Allowed Professional Fees for the applicable period(s) for which such Professional Person failed to deliver a Weekly Statement covering such period shall be limited to the aggregate unpaid amount of Allowed Professional Fees included in the Approved Budget for such period for such Professional Person. (c) Carve Out Reserves. (i) Commencing with the week ended [__], 2026, and on or before the Thursday of each week thereafter, the Debtors shall utilize (i) first, any amounts in the Segregated DIP Account, and (ii) second, to the extent the amounts in the foregoing clause (i) are insufficient, all cash on hand as of such date, to the extent insufficient, and any available cash thereafter held by any Debtor, to fund a reserve in an amount equal to the sum of (a) the greater of (x) the aggregate unpaid amount of all Estimated Fees and Expenses reflected in the Weekly Statements delivered on the immediately prior Wednesday to the Debtors

19 and the DIP Agent and (y) the aggregate amount of unpaid Allowed Professional Fees contemplated to be incurred in the Approved Budget during such week, plus (b) the Post-Carve Out Trigger Notice Cap, plus (c) an amount equal to the amount of Allowed Professional Fees set forth in the Approved Budget for the two weeks occurring after the most recent Calculation Date. The Debtors shall deposit and hold such amounts in a segregated account maintained by the Debtors in trust (the "Funded Reserve Account") to pay such Allowed Professional Fees (the "Funded Reserves") prior to any and all other claims, and all payments of Allowed Professional Fees incurred prior to the Termination Declaration Date shall be paid first from the Funded Reserve Account. (ii) On the day on which a Carve Out Trigger Notice is given by the DIP Agent or the Prepetition Secured Parties to the Debtors with a copy to counsel to the Committee (if any) (the "Termination Declaration Date"), the Carve Out Trigger Notice shall constitute a demand to the Debtors to utilize, and the Debtors shall utilize (i) first, cash in the Funded Reserve Account, (ii) second, to the extent the foregoing clause (i) is insufficient, any amounts in the Segregated DIP Account and (iii) third, to the extent the amounts in the foregoing clauses (i) and (ii) are insufficient, all cash on hand and any available cash thereafter held by any Debtor, to fund a reserve in an amount equal to the then unpaid amounts of the Allowed Professional Fees. The Debtors shall deposit and hold such amounts in a segregated account maintained by the Debtors in trust to pay such then unpaid Allowed Professional Fees (the "Pre-Carve Out Trigger Notice Reserve") prior to any and all other claims. On the Termination Declaration Date, the Carve Out Trigger Notice shall also constitute a demand to the Debtors to utilize (i) first, cash in the Funded Reserve Account after funding the Pre-Carve Out Trigger Notice Reserve, (ii) second, to the extent the amounts in the foregoing clause (i) are insufficient, any amounts in the Segregated DIP Account, and (iii) third, to the extent the amounts in the foregoing clauses (i) and (ii) are insufficient, all cash on hand and any available cash thereafter held by any Debtor, to fund a reserve in an amount equal to the Post-Carve Out Trigger Notice Cap. The Debtors shall deposit and hold such amounts in a segregated account maintained by the Debtors in trust to pay such Allowed Professional Fees benefiting from the Post-Carve

20 Out Trigger Notice Cap (the "Post-Carve Out Trigger Notice Reserve" and, together with the Pre-Carve Out Trigger Notice Reserve, the "Carve Out Reserves") prior to any and all other claims. (d) Application of Carve Out Reserves. (i) All funds in the Pre-Carve Out Trigger Notice Reserve shall be used first to pay the obligations set forth in clauses (i) through (iii) of the definition of Carve Out set forth above (the "Pre- Carve Out Amounts"), but not, for the avoidance of doubt, the Post-Carve Out Trigger Notice Cap, until the Pre-Carve Out Amounts are indefeasibly paid in full. If the Pre-Carve Out Trigger Notice Reserve has not been reduced to zero after payment of all amounts constituting the Carve Out, all remaining funds shall be distributed, (x) to the extent of the Pre-Carve Out Trigger Notice Reserve funded by cash constituting DIP Priority Collateral, first to the DIP Agent on account of the DIP Obligations until the DIP Obligations have been paid in full, and thereafter to the Prepetition Secured Parties until the Prepetition Secured Obligations have been paid in full, in accordance with their rights and priorities as of the Petition Date and as otherwise set forth in this [Interim DIP Order]/[Final DIP Order], and (y) to the extent of the Pre-Carve Out Trigger Notice Reserve funded by cash constituting Prepetition Collateral, first to the Prepetition Secured Parties until the Prepetition Secured Obligations have been paid in full, in accordance with their rights and priorities as of the Petition Date and as otherwise set forth in this [Interim DIP Order]/[Final DIP Order], and thereafter to the DIP Agent on account of the DIP Obligations. (ii) All funds in the Post-Carve Out Trigger Notice Reserve shall be used first to pay the obligations set forth in clause (iv) of the definition of Carve Out set forth above (the "Post-Carve Out Amounts"), and then, to the extent the Post-Carve Out Trigger Notice Reserve has not been reduced to zero, all remaining funds shall be distributed (x) to the extent of the Post-Carve Out Trigger Notice Reserve funded by cash constituting DIP Priority Collateral, first to the DIP Agent on account of the DIP Obligations until the DIP Obligations have been paid in full, and thereafter to the Prepetition Secured Parties until the Prepetition Secured Obligations have been paid in full, in accordance with their rights and priorities as of the Petition Date and as otherwise set forth in this [Interim DIP Order]/[Final DIP Order], and (y) to the extent of the Post-Carve Out Trigger Notice Reserve funded by cash constituting Prepetition Collateral,

21 first to the Prepetition Secured Parties until the Prepetition Secured Obligations have been paid in full, in accordance with their rights and priorities as of the Petition Date and as otherwise set forth in this [Interim DIP Order]/[Final DIP Order], and thereafter to the DIP Agent on account of the DIP Obligations. (iii) Notwithstanding anything to the contrary in the DIP Documents or this [Interim DIP Order]/[Final DIP Order], if either of the Carve Out Reserves is not funded in full in the amounts set forth in paragraph [[ ](c)], then, any excess funds in one of the Carve Out Reserves following the payment of the Pre-Carve Out Amounts and Post-Carve Out Amounts, respectively (subject to the limits contained in the Post-Carve Out Trigger Notice Cap), shall be used to fund the other Carve Out Reserve, up to the applicable amount set forth in paragraph [[ ](c)], prior to making any payments to the DIP Agent or the Prepetition Secured Parties, each as applicable. (iv) Notwithstanding anything to the contrary in the DIP Documents, this [Interim DIP Order]/[Final DIP Order], or the Prepetition Secured Facilities Documents, following delivery of a Carve Out Trigger Notice, the DIP Agent and the Prepetition Secured Parties shall not sweep or foreclose on cash (including cash received as a result of the sale or other disposition of any assets) of the Debtors until the Carve Out Reserves have been fully funded. (v) Further, notwithstanding anything to the contrary in this [Interim DIP Order]/[Final DIP Order], (i) disbursements by the Debtors from the Carve Out Reserves shall not constitute DIP Term Loans or increase or reduce the DIP Obligations, (ii) the failure of the Carve Out Reserves to satisfy in full the Allowed Professional Fees shall not affect the priority of the Carve Out with respect to any shortfall, and (iii) in no way shall the Initial Approved Budget, any subsequent Approved Budget, the Carve Out, the Post-Carve Out Trigger Notice Cap, or the Carve Out Reserves, or any of the foregoing, be construed as a cap or limitation on the amount of the Allowed Professional Fees due and payable by the Debtors. For the avoidance of doubt and notwithstanding anything to the contrary in this [Interim DIP Order]/[Final DIP Order] or the DIP Documents, the Carve Out shall be senior to all liens and claims securing the DIP Obligations, the Adequate Protection Liens, the Prepetition Secured Obligations, the [DIP Superpriority Claims], and any and all other forms of adequate protection, liens, or claims securing the DIP Obligations

22 and the Prepetition Secured Obligations. The DIP Agent and Prepetition Secured Parties shall have no lien or interest in the Carve Out Reserves, but (i) the DIP Agent, on behalf of the DIP Secured Parties, shall have (x) a first-priority lien and automatically perfected security interest in any residual interest in the Carve Out Reserves, to the extent of the Carve Out Reserves funded with cash constituting DIP Priority Collateral, and (y) a second-priority lien and automatically perfected security interest in any residual interest in the Carve Out Reserves, to the extent of the Carve Out Reserves funded with cash constituting Prepetition Collateral, and (ii) the Prepetition Secured Parties, shall have (x) a first-priority lien and automatically perfected security interest in any residual interest in the Carve Out Reserves, to the extent of the Carve Out Reserves funded with cash constituting Prepetition Collateral, and (y) a second-priority lien and automatically perfected security interest in any residual interest in the Carve Out Reserves, to the extent of the Carve Out Reserves funded with cash constituting DIP Priority Collateral. (e) Payment of Allowed Professional Fees on or After the Termination Declaration Date. Following the delivery of the Carve Out Trigger Notice, all Professional Fees to the extent granted or allowed shall be paid from the applicable Carve Out Reserve, and no Professional Person shall seek payment of any Allowed Professional Fees from any other source until the applicable Carve Out Reserve has been exhausted. Any payment or reimbursement made on or after the occurrence of the Termination Declaration Date in respect of any Allowed Professional Fees shall permanently reduce the Carve Out on a dollar-for-dollar basis. Any funding of the Carve Out shall be added to, and made a part of, the DIP Obligations secured by the [DIP Collateral] and shall be otherwise entitled to the protections granted under this [Interim DIP Order]/[Final DIP Order], the DIP Documents, the Bankruptcy Code, and applicable law. (f) Limitation on Responsibility of Secured Parties. None of the DIP Secured Parties or the Prepetition Secured Parties shall be responsible for the payment or reimbursement of any fees or disbursements of any Professional Person incurred in connection with the Chapter 11 Cases or any Successor Cases. Nothing in this [Interim DIP Order]/[Final DIP Order] or otherwise shall be construed to obligate any of the DIP Secured Parties or the Prepetition Secured Parties to pay compensation to, or to reimburse expenses of, any Professional Person or to guarantee that the Debtors have sufficient funds to

23 pay such compensation or reimbursement. Nothing herein shall be construed as consent to the allowance of any professional fees or expenses of any of the Debtors, the Committee (if any), any other official or unofficial committee in the Chapter 11 Cases or any Successor Cases, or of any other person or entity, or shall affect the right of any party to object to the allowance and payment of any such fees and expenses.

Exhibit C Equity Commitment Letter

Execution Version October 12, 2026 KED Icon Holdings, LLC Wichita, KS 67201-2256 Attention: Adam Schaeffer, General Counsel Mike Harris, Managing Director Mitchell Hanson, Director - and - Cheyne Walk Trust 5390 Kietzke Lane, Suite 202 Reno, Nevada 89511 Attention: Jeremiah Sullivan, General Counsel - and - Getty Images Holdings, Inc. 605 5th Avenue S. Suite 400 Seattle, Washington 98104 Attention: Kjelti Kellough, General Counsel CONFIDENTIAL Equity Commitment Letter Ladies and Gentlemen: KED Icon Holdings, LLC ("KED"), and Cheyne Walk Master Fund, Cheyne Walk Master Fund 2 LP, Cheyne Walk Trust, and Mark Getty (collectively, the "Getty Family Entities" or "GFE," and together with KED, the "Investors," or the "Plan Sponsors") understand that Getty Images Holdings, Inc., a Delaware corporation ("GIH" or the "Company") and certain of its subsidiaries (together with GIH, the "Company Parties," or the "Debtors") anticipate filing voluntary petitions to commence cases (the "Chapter 11 Cases") under Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") in order to implement a comprehensive corporate restructuring (collectively, the "Transactions"). Substantially contemporaneous with the execution of this equity commitment letter (this "Letter"), the Company Parties entered into that certain Restructuring Support Agreement with the holders of first lien secured and unsecured debt party thereto, and the Plan Sponsors (as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, the "RSA") to support and implement the Transactions. Capitalized terms used but not defined in this Letter shall have the meanings given to them in the RSA or in the restructuring term sheet attached as Exhibit A thereto (the "Restructuring Term Sheet"), as applicable.

2 1. (a) This Letter is delivered in connection with the Transactions described in the RSA, and constitutes the "ECL" referred to therein, pursuant to which, among other things, on the Restructuring Effective Date: (i) the Investors will make a new equity investment in cash in an aggregate amount consistent with Section 1(b) and Section 2 of this Letter in exchange for a portion of the new common equity interests in the new parent entity of the reorganized Debtors or other such entity as agreed among the Investors and the Debtors ("New Getty Images," and such interests, the "New Interests"), (ii) KED will contribute, exchange, surrender, equitize and discharge the DIP Claims held by it and its Affiliates into a portion of the New Interests and New Preferred Interests (as defined in the Restructuring Term Sheet) (as applicable), and (iii) KED will contribute, exchange, surrender, equitize, and discharge the EUR Term Loan Claims held by it and its Affiliates into a portion of the New Interests. (b) The percentages of New Interests that the Investors will receive, in exchange for the contribution of the consideration described in clauses (i) through (iii) of Section 1(a) hereof, are set forth, on a pro forma basis, on Schedule 1 hereto, based on the assumptions set forth on Schedule 1. The parties acknowledge and agree that certain of the inputs used to calculate such percentages cannot be determined as of the date of this Letter and will not be finally determinable until on or about the Restructuring Effective Date. Accordingly, the percentages set forth on Schedule 1 are preliminary and illustrative (and based entirely on the assumptions set forth on Schedule 1), and the actual percentages of New Interests issued to each Investor shall be the percentages determined in accordance with Section 2(e) hereof based on the Investors' actual Contribution Amounts (as defined below), as reflected on an updated Schedule 1 prepared in accordance with Section 2(e) hereof and delivered no later than three (3) Business Days prior to the anticipated Restructuring Effective Date (such updated Schedule 1, the "Final Allocation Schedule"); provided that no such adjustment shall increase any Investor's funding obligation above its respective Cap Amount (as defined below). The New Interests received by the Investors as described in this Section 1 hereof shall be subject to dilution by the MIP Interests and any subsequent issuances of New Interests that are validly issued pursuant to the Governance Documents following the Restructuring Effective Date. 2. Commitments. (a) New Equity Investment. Subject to the terms and conditions set forth in this Letter, each Investor commits, severally (and not jointly and severally), that, on the Restructuring Effective Date, it shall purchase, or shall cause the purchase of, that percentage of the New Interests that will be set forth opposite its name under the heading "New Equity Investment Interests Percentage" on the Final Allocation Schedule, for the purchase price that will be set forth opposite its name under the heading "New Equity Investment Commitment" on the Final Allocation Schedule (as to each Investor, its "New Equity Investment Commitment"), which New Equity Investment Commitments shall, in the aggregate, equal to $433,212,922.50 minus the principal amount1 of Interim Initial DIP Loans (as defined in the DIP Term Sheet) and Final DIP Loans (as defined in the DIP Term Sheet) outstanding as of the Restructuring Effective Date (such aggregate amount, as it may be reduced pursuant to 1 For purposes of this calculation, the principal amount of Interim Initial DIP Loans and Final DIP Loans shall not include any interest (including capitalized interest), fees, expenses, or other obligations under the DIP Facility.

3 Section 2(f) hereof or increased or reduced by mutual written agreement of the Company Parties and the Investors, the "New Equity Investment"); provided, for the avoidance of doubt, in calculating the New Equity Investment, the $433,212,922.50 amount shall not be reduced by the Delayed-Draw DIP Loans (as defined in the DIP Term Sheet) outstanding as of the Restructuring Effective Date. (b) Equitization Commitment. (i) Subject to the terms and conditions set forth in this Letter, KED further commits that, on the Restructuring Effective Date, it shall (and shall cause its Affiliates to) contribute, exchange, surrender, equitize, and discharge (x) all EUR Term Loan Claims held by it and its Affiliates, in the aggregate amount that will be set forth opposite its name under the heading "Equitized EUR Term Loan Claims" on the Final Allocation Schedule, pursuant to and in accordance with the Plan and the treatment of Class 4 Secured Funded Debt Claims set forth in the Restructuring Term Sheet, and (y) all DIP Claims (other than the principal amount of the Delayed-Draw DIP Loans outstanding on the Restructuring Effective Date (such principal amount, the "DDTL Principal DIP Claim")) held by it and its Affiliates, in the aggregate amount (including all accrued and unpaid interest thereon through the Restructuring Effective Date, including in respect of the Delayed-Draw DIP Loans) that will be set forth opposite its name under the heading "Equitized DIP Claims" on the Final Allocation Schedule, in exchange, together with the EUR Term Loan Claims equitized pursuant to the foregoing clause (x), for that percentage of New Interests that will be set forth opposite its name under the heading "Equitization Interests Percentage" on the Final Allocation Schedule, in each case pursuant to and in accordance with the Plan. For the avoidance of doubt, all interest that has accrued on all EUR Term Loan Claims held by KED and its Affiliates shall not be converted into New Interests, but instead shall be paid in cash as set forth in the DIP Term Sheet. (ii) Subject to the terms and conditions set forth in this Letter, to the extent any Delayed-Draw DIP Loans are outstanding on the Restructuring Effective Date, KED further commits that, on the Restructuring Effective Date, it shall (and shall cause its Affiliates to) contribute, exchange, surrender, equitize, and discharge the DDTL Principal DIP Claim held by it and its Affiliates, in exchange for 100% of the New Preferred Interests, which percentage will be set forth opposite its name under the heading "Total New Preferred Interest Percentage" on the Final Allocation Schedule, in each case pursuant to and in accordance with the Plan. (iii) The obligation of KED to equitize the EUR Term Loan Claims, DIP Claims, and DDTL Principal DIP Claim, as set forth in Section 2(b)(i) and 2(b)(ii) hereof shall be referred to as the "Equitization Commitment". The

4 Equitization Commitment, together with the New Equity Investment, shall be referred to as the "Equity Investment". (c) Notwithstanding any other provision of this Letter, neither KED nor any of its Related Parties shall be obligated to contribute cash (whether by contribution, or purchase equity or debt, or otherwise providing funds) to New Getty Images or any other Company Party pursuant to this Letter in any aggregate amount (for KED and its Related Parties, collectively) in excess of $158,212,922.50 (the "KED Cap Amount"); provided, that the KED Cap Amount may be reduced pursuant to the Minimum Liquidity Amount (as defined below) adjustment set forth in Section 2(f) hereof; provided, further, that the KED Cap Amount shall not limit the amount of DIP Claims and EUR Term Loan Claims that may be converted into New Interests or New Preferred Interests as set forth in this Letter. Notwithstanding any other provision of this Letter, none of the Getty Family Entities or any of their respective Related Parties shall be obligated to contribute cash (whether by contribution, or purchase equity or debt, or otherwise providing funds) to New Getty Images or any other Company Party pursuant to this Letter in any aggregate amount (for all Getty Family Entities and their respective Related Parties, collectively) in excess of $162,000,000.00 (the "GFE Cap Amount" and each of the KED Cap Amount and the GFE Cap Amount, a "Cap Amount"); provided, that the GFE Cap Amount may be reduced pursuant to the Minimum Liquidity Amount adjustment set forth in Section 2(f) hereof. Under no circumstances shall this Letter be enforced against an Investor without giving full and absolute effect to its applicable Cap Amount; provided, that nothing in this Section 2(c) shall limit or impair the right of a non-defaulting Investor to elect, in its sole discretion, to fund an Equity Cure pursuant to Section 10(b) hereof, or the entitlement of such Investor (or its designee) to the New Interests issuable in respect thereof, it being understood that no Investor shall be obligated to fund any Equity Cure. (d) The Equity Investment will be made by each Investor on a several, and not joint basis, and the proceeds thereof will be used solely as contemplated by the RSA, the Restructuring Term Sheet and/or the Plan, as applicable. No Investor shall have any obligation or liability in respect of the commitment of the other Investor hereunder, except as expressly set forth in Section 10(b) hereof. (e) Notwithstanding anything to the contrary in Sections 2(a), 2(b) and 3 hereof, the New Interests to be issued to the Investors pursuant to this Letter shall be allocated among the Investors pro rata based on each Investor's Contribution Amount relative to the aggregate Contribution Amounts of all Investors. "Contribution Amount" means, as to each Investor, the sum of (i) the aggregate cash actually funded by such Investor in respect of its New Equity Investment Commitment (after giving effect to any reduction applicable to such Investor pursuant to Section 2(f) hereof and any reconciliation of the final amounts funded, as contemplated by Section 5 hereof), (ii) the amount of DIP Claims (including all accrued and unpaid interest thereon (including (for the avoidance of doubt) on the Delayed-Draw DIP Loans) through the Restructuring Effective Date) held by such Investor and that is equitized into New Interests on the Restructuring Effective Date (for the avoidance of doubt, other than the amounts in respect of the DDTL Principal DIP Claim that is converted into New Preferred Interests), and (iii) the amount of EUR Term Loan Claims held by such Investor and that is equitized into New Interests on the Restructuring Effective Date; provided that, for purposes of determining the U.S. Dollar

5 equivalent of the amount of EUR Term Loan Claims as contemplated by the foregoing clause (iii), the rate at which such currency shall be converted into U.S. Dollars shall be the rate as quoted by Bloomberg on the date that is three (3) Business Days prior to the anticipated Restructuring Effective Date. (f) If, as of the Restructuring Effective Date, after giving effect to the Transactions, including the funding of the Exit Facilities and the payment of all amounts required to be paid on or as of such date (including, without duplication, accrued interest on the Revolving Loan Claims and Secured Funded Debt Claims, adequate protection payments under the DIP Documents, all Consenting Creditor Fees and Expenses payable under the RSA, the Unsecured Notes Recovery and any payments to the applicable Trustee(s), and any required payment to reduce the balance of New RCF to zero as of the Restructuring Effective Date), the aggregate unrestricted and available cash and cash equivalents of New Getty Images and its subsidiaries (including, for the avoidance of doubt, subsidiaries that are non-Debtors), determined on a consolidated basis, in a manner consistent with the sources and uses agreed among the Company Parties and the Investors, but excluding (i) any proceeds of borrowings under the New RCF, (ii) Restricted Cash (as defined below), and (iii) the Expense Reimbursement (including all Consenting Shareholder Fees and Expenses payable under the RSA), (as estimated on a pro forma basis and reflected on the Final Allocation Schedule), exceeds $50,000,000 (the "Minimum Liquidity Amount"), then the aggregate cash portion of the New Equity Investment required to be funded by the Investors shall be reduced on a dollar-for-dollar basis by the amount of such excess (such reduction, the "Excess Cash Credit"). The Excess Cash Credit shall be allocated as follows: (x) first, to KED and GFE, pro rata based on the amounts (if any) by which (A) KED's New Equity Investment Commitment plus the principal amount of DIP Loans (other than Delayed- Draw DIP Loans) held by KED and its Affiliates exceeds $250,000,000 and (B) GFE's aggregate New Equity Investment Commitments held by GFE and their Affiliates exceed $150,000,000, until such amounts are reduced to zero; and (y) thereafter, to KED only. GFE may allocate their share of the Excess Cash Credit among themselves in their sole discretion. As used herein, "Restricted Cash" means cash and cash equivalents that are pledged as cash collateral, held in escrow (including the Professional Fee Escrow Account), or otherwise subject to a Lien or contractual restriction on use in favor of a third party (other than Liens granted under the Exit Facilities). The amount of each Investor's New Equity Investment Commitment after giving effect to this Section 2(f) shall be the amount included in such Investor's Contribution Amount under clause (i) of Section 2(e). 3. Reorganized Equity. (a) New Interests. The New Interests issuable to the Investors in respect of the Equity Investment shall be issued in the aggregate percentages set forth on the Final Allocation Schedule, subject to any exercise of rights under (i) Section 4 and (ii) Sections 1(b), 2(e) and 2(f) hereof and to dilution by the MIP Interests and by any subsequent issuances of equity interests of New Getty Images that are validly issued in connection with the Governance Documents following the Restructuring Effective Date. (b) New Preferred Interests. The New Preferred Interests (if any) shall be issued solely in exchange for the DDTL Principal DIP Claim in accordance with Section 2(b)(ii) hereof and

6 shall have the terms set forth in the Governance Documents, consistent with the Restructuring Term Sheet. 4. Designation of Affiliates. Each Investor may effect all or any portion of its Equity Investment directly or indirectly through one or more of its Affiliates or other designees (each, a "Designated Purchaser") by written notice to the Company (email being sufficient) delivered prior to the anticipated Restructuring Effective Date identifying such Designated Purchaser and the portion of such Investor's Equity Investment to be funded or satisfied by it; provided that (i) no such designation shall relieve such Investor of its obligations under this Letter except to the extent such obligations are actually performed by such Designated Purchaser, (ii) any Transfer of Company Claims/Interests in connection with any such designation shall comply with Section 8 of the RSA, and (iii) no Designated Purchaser shall fund any portion of an Investor's Equity Investment or receive any New Interests unless and until such Designated Purchaser has executed and delivered to the Company a joinder to this Letter, in form and substance acceptable to the Company and the other Investor (a "Joinder"), pursuant to which such Designated Purchaser makes, as of the date of such Joinder and as of the Restructuring Effective Date, each of the representations and warranties set forth in Section 15 of this Letter (other than clause (i) thereof) as if it were an Investor. 5. Funding Mechanics. No later than five (5) Business Days prior to the Restructuring Effective Date, the Investors and the Company Parties shall undertake good-faith efforts to estimate the New Equity Investment Commitment of each Investor (such estimate, the "Estimated Amount"). No later than three (3) Business Days prior to the Restructuring Effective Date (such date, the "Funding Date"), each Investor shall fund its Estimated Amount of the New Equity Investment Commitment (as it may be reduced pursuant to Section 2(f) hereof) in immediately available funds to an account held by the Company Parties (the "Escrow Account"), which account shall be designated in writing by the Company Parties no later than five (5) Business Days prior to the anticipated Restructuring Effective Date, to be held in escrow and released upon the occurrence of the Restructuring Effective Date. The funds placed in the Escrow Account shall not be considered "property of the estate" under any circumstances. KED shall consummate the Equitization Commitment on the Restructuring Effective Date in accordance with Section 2(b) hereof and the Plan, and the Equitization Commitment shall not be effected through the Escrow Account. Thereafter, no later than five (5) Business Days following the Restructuring Effective Date, the Company Parties and the Investors shall undertake good- faith efforts to reconcile the actual amounts of the New Equity Investment Commitment against the Estimated Amount of the New Equity Investment Commitment. 6. Conditions. The obligation of each Investor to consummate the New Equity Investment and, in the case of KED, to consummate the Equitization Commitment, is subject to the satisfaction of each of the following conditions: (a) the RSA shall be in full force and effect; (b) there shall be no event giving rise to a Termination Date under Section 12 of the RSA that has occurred and is continuing, unless such event has been waived in writing by the applicable Consenting Stakeholder;

7 (c) the Bankruptcy Court shall have entered the Confirmation Order, which order shall be in full force and effect, and no stay thereof shall be in effect and the same shall not be subject to an appeal; (d) each of the Definitive Documents shall be in form and substance acceptable to the Investors in accordance with Section 3.02 of the RSA, and shall have become effective or been executed and delivered, as applicable; (e) the Company Parties shall have obtained all regulatory authorizations, consents, approvals, rulings, or documents that are necessary to implement and effectuate the Restructuring Transactions and all applicable waiting periods (including under the HSR Act and any applicable foreign antitrust or foreign direct investment laws) shall have expired or been terminated, as determined in good faith by the Debtors in consultation with the Required Consenting Stakeholders; (f) other than funding of the Equity Investment and issuance of the New Interests and the New Preferred Interests, each of the conditions to the occurrence of the Restructuring Effective Date set forth in the Plan, the RSA, and/or the Restructuring Term Sheet shall have been satisfied or waived in accordance with the terms thereof, as applicable; (g) no law, order, injunction, judgment or ruling of any governmental authority or court of competent jurisdiction shall be in effect that restrains, enjoins or otherwise prohibits the consummation of the Equity Investment or the Transactions, and all material governmental, regulatory and third-party consents and approvals necessary to consummate the Transactions shall have been obtained and be in full force and effect; (h) none of the Chapter 11 Cases shall have been converted to a case under chapter 7 of the Bankruptcy Code or dismissed, and no trustee, receiver or examiner with expanded powers shall have been appointed in any of the Chapter 11 Cases; (i) the prior or substantially simultaneous consummation of the Transactions pursuant to the Plan, the RSA and/or the Restructuring Term Sheet, as applicable, on the terms and conditions set forth therein; (j) the prior or substantially simultaneous closing and funding of the Exit Facilities on the terms set forth in the Restructuring Term Sheet and the Plan; (k) the prior or substantially simultaneous funding by the other Investor of its New Equity Investment Commitment and, in the case of KED, the consummation of the Equitization Commitment, in each case pursuant to this Letter; and (l) no default, event of default, or other breach shall have occurred and be continuing under any of the DIP Documents. 7. Termination. This Letter, including without limitation the obligation of each Investor to make the Equity Investment, will terminate automatically and immediately by the

8 delivery to the Company of a written notice in accordance with Section 14.10 of the RSA upon the occurrence of any of the following events: (a) the termination of the RSA in accordance with its terms, whether in its entirety or with respect to any Investor; (b) the conversion of any of the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code; (c) the dismissal of any of the Chapter 11 Cases; (d) the appointment of a trustee, receiver or examiner with expanded powers beyond those set forth in sections 1106(a)(3) and (4) of the Bankruptcy Code in any of the Chapter 11 Cases; (e) the expiration or termination of the Debtors' exclusive periods to file and solicit acceptances of a chapter 11 plan under section 1121 of the Bankruptcy Code, or the entry of an order of the Bankruptcy Court terminating such exclusive periods; (f) the entry of an order of the Bankruptcy Court denying confirmation of the Plan, or the Confirmation Order being stayed, reversed, vacated, amended, supplemented or otherwise modified in any manner not acceptable to the Investors, in each case, unless the applicable order is stayed, modified, vacated, or reversed within fifteen (15) Business Days; (g) the Company Parties' determination and announcement (publicly or directly to the Investors) to pursue an Alternative Transaction; (h) the occurrence of a default, event of default, or other material breach that has occurred and is continuing under any of the DIP Documents, subject to the applicable "remedies notice period" in the DIP Orders; (i) the Company Parties' failure to comply with the Milestone with respect to the Restructuring Effective Date (as such Milestone may be extended or waived in accordance with the RSA); (j) the termination of this Letter with respect to the other Investor or by mutual agreement; (k) the fulfilment of each Investor's obligations hereunder; (l) the occurrence of any event or condition that has or would be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; provided that the termination right set forth in this item 7(l) shall no longer be exercisable by any Investor from and after the occurrence of the initial Effective Date Milestone set forth in the RSA (prior to giving effect to any extension or waiver thereof). As used herein, "Material Adverse Effect" shall mean any event, change, circumstance or development that, either individually or in the aggregate, has caused or would reasonably be expected to cause a material adverse change in, or a material adverse effect on, the business, operations, assets, liabilities (actual or contingent), property,

9 financial condition, or results of operations of the Company Parties, taken as a whole, other than those events that (i) would reasonably be expected to result from the filing or commencement of the Chapter 11 Cases or the entry into the RSA and this Letter or the announcement of the filing or commencement of the Chapter 11 Cases or the entry into the RSA and this Letter, including the impact thereof on any relationships, contractual or otherwise, of any of the Company Parties with their respective customers, suppliers, distributors, collaboration partners, shareholders, employees or regulators, (ii) result from or relate to (1) changes in general economic conditions or changes affecting the industries and markets in which the Company Parties or any of their respective subsidiaries operate, including developments in artificial intelligence, (2) general economic factors, interest rates, currency exchange rates, general financial market conditions, any social, regulatory or political conditions in the United States or elsewhere around the world, including any civil unrest, public demonstrations, governmental shutdown or slowdown, cyberterrorism or other cyber-enabled activities (including hacking, data loss, ransomware and other unauthorized cyber intrusions that seek to compromise the confidentiality, integrity or availability of computer or communication systems or information therein), (3) any outbreak, disease, epidemic, public health crisis (including, without limitation, the COVID-19 pandemic and any follow-on outbreaks), the escalation or general worsening thereof, or compliance with any laws, regulations, statutes, directives, pronouncements or guidelines issued by a governmental authority, international organization or any industry group providing for business closures, "sheltering-in- place," curfews or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak or any change in such applicable law, pronouncements or guidelines following the date hereof, or any development, change, worsening or escalation of hostilities (whether or not armed), acts of war (whether or not declared), military conflict, sabotage, or terrorism, (4) debt defaults or other restructuring events of any country with respect to which bondholders take a discount to the debt of any country or any increases in the interest rates for any country's debt, (5) any changes following the date hereof in applicable law (including tariffs and trade restrictions) or applicable GAAP or the interpretation thereof, (6) any strikes, work slowdowns, work stoppages, or other similar organized labor disputes or any actual or potential sequester, stoppage, shutdown, default or similar event or occurrence by or involving any governmental authority affecting a national or federal government as a whole, (7) earthquakes, hurricanes, tornadoes, calamities, floods, volcanic eruptions, wildfires, or other similar weather events or any natural or man-made disaster and responses thereto, other force majeure events or any escalation or worsening thereof, or acts of God, (8) any change in, or failure by any of the Company Parties to meet, financial forecasts, projections or estimates (it being understood that the underlying causes of any such change or failure shall not be excluded under this clause (8)), (9) any existing event, occurrence, or circumstance with respect to which any of the Investors has actual knowledge of as of the date hereof; or (10) any action, or failure to take action, that is expressly approved, or expressly consented to, by or at the direction of any of the Investors after the date hereof; provided that the exceptions in clauses (ii)(1) through (ii)(7) shall not apply to the extent that such event, change, circumstance or development is materially and disproportionately adverse to the Company Parties, taken as a whole, as compared to other companies in the industries in which the Company Parties operate, in which case only such incremental materially disproportionate and adverse impact shall be taken into account in determining whether there has been a "Material Adverse Effect"; (m) any Company Party, or any Person acting on its behalf, commences a Proceeding or asserts a claim against any Investor or any of its Representatives that (i) breaches Section 17 or

10 (ii) seeks to recover from any Investor any amount in excess of its respective Cap Amount; provided notwithstanding anything to the contrary in this Letter, Company Parties may commence a Proceeding or assert a claim against the Investors to enforce this Letter; and (n) the aggregate commitments under the New RCF, as set forth in the New RCF Documents (including any form thereof filed with the Plan Supplement), are less than $150,000,000.00; provided that this termination right shall not be available to any Investor if such reduction is the result of a modification, amendment, or waiver to which such Investor has consented in writing. Notwithstanding anything to the contrary in this Agreement, nothing in this Letter shall require a Company Party or the board of directors, board of managers, or similar governing body of a Company Party (including the Special Committee), after consulting in good faith with external counsel, to take any action or to refrain from taking any action with respect to the New Equity Investment to the extent taking or failing to take such action would be inconsistent with applicable Law or its fiduciary obligations under applicable Law, and any such action or inaction pursuant to this paragraph shall not be deemed to constitute a breach of this Letter, but shall not prejudice the rights of any Investor to terminate this Letter. In the event that the Company Parties determine to terminate this Letter pursuant to this paragraph, the Company Parties shall provide notice of such determination within twenty-four (24) hours after such determination to the counsel to the Investors. Upon any termination of this Letter, neither any Investor nor any of its Affiliates shall have any further obligations or liabilities under this Letter in each case whether based upon contract, tort or any other claim or legal theory, and whether at law or in equity; provided that no such termination shall relieve any party of liability for any breach of this Letter occurring prior to such termination; and provided, further, that the obligations of the Company Parties to pay the Expense Reimbursement pursuant to Section 8 hereof shall survive any termination of this Letter. This Section 7 and Sections 8-12 and 17 shall survive any termination of this Letter. 8. Expense Reimbursement. (a) The Company Parties shall promptly pay or reimburse, in cash, all reasonable and documented fees, costs and expenses incurred by the Investors and their respective Affiliates in connection with this Letter, the RSA, the Restructuring Term Sheet, the Plan, the Transactions and the matters related thereto (including, without limitation, the negotiation, documentation, approval, implementation, and enforcement thereof), and including the Consenting Shareholder Fees and Expenses, in each case whether incurred before or after the Petition Date (the "Expense Reimbursement"), which shall be payable after the occurrence of the Restructuring Effective Date; provided that if this Letter terminates prior thereto, the Company Parties shall pay the Expense Reimbursement within three (3) Business Days following such termination (other than with respect to any Investor, a termination resulting from such Investor's material breach of its obligations under this Letter), in each case, without further order of, or application to, the Bankruptcy Court and without any requirement to file a fee or retention application.

11 (b) The Company Parties acknowledge and agree that (i) the Expense Reimbursement constitutes an integral part of the transactions contemplated by this Letter and, absent the agreement to pay it, the Investors would not have entered into this Letter, (ii) the Expense Reimbursement constitutes an allowed administrative expense of the Debtors' estates under sections 503(b) and 507(a)(2) of the Bankruptcy Code, and is not subject to any setoff, recoupment, reduction, avoidance, disgorgement or subordination, and (iii) the obligations of the Company Parties under this Section 8 shall survive any termination of this Letter. 9. No Modification; Entire Agreement. (a) This Letter may not be amended, modified or supplemented except by an agreement in writing signed by each Investor and the Company, except to reflect updates to Schedule 1 in connection with the exercise of rights under (i) Section 4 hereof and (ii) Sections 1(b), 2(e) and 2(f) hereof, which shall, in each case, only require the documentation described therein (as applicable). Together with the RSA, the Restructuring Term Sheet, and the Plan, this Letter constitutes the sole and entire agreement of each undersigned Investor and its Affiliates, on the one hand, and the Company Parties, on the other, with respect to the subject matter contained in this Letter. This Letter supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to the subject matter of this Letter. (b) The Company Parties shall not amend, modify, supplement, assign, terminate or waive this Letter without the prior written consent (email being sufficient) of each Investor. Except as permitted in Section 4, Section 9(a) and Section 12 hereof, as applicable, no Investor shall amend, modify, supplement, or assign this Letter without the prior written consent (email being sufficient) of each Company Party. 10. Parties in Interest; Third-Party Beneficiaries; Specific Performance. (a) This Letter is for the sole benefit of the parties to this Letter. Nothing in this Letter, whether express or implied, is intended to, or shall, confer upon any Person, other than the parties to this Letter, any legal or equitable right, benefit or remedy of any nature whatsoever. Without limiting the foregoing, other than as expressly set forth in the RSA, creditors of the Company Parties shall have no right to cause the Company Parties to enforce this Letter. (b) Notwithstanding anything herein to the contrary, if an Investor fails to perform its obligations under this Letter, (i) irreparable damage would occur and (ii) monetary damages, even if available, may not be an adequate remedy for any such failure to perform this Letter. Accordingly, subject to the terms and conditions of this Letter, in the event of any such failure to perform, including the failure of an Investor to fund its New Equity Investment Commitment amount to the Escrow Account on the Funding Date in accordance with Section 5 of this Letter, (x) each of (A) the Company Parties and (B) the other Investors and each of their Affiliates shall be entitled to specific performance to enforce the defaulting Investor's obligations hereunder to fund the Equity Investment pursuant to the terms and conditions of this Letter, and (y) within two (2) Business Days of receipt from the Company Parties of written notice of the defaulting Investor's failure to perform, the non-defaulting Investor or its Affiliate may, in its sole discretion, choose to fund (or cause a designee to fund) an amount equal to the defaulting Investor's New

12 Equity Investment Commitment to the Escrow Account in lieu of the defaulting Investor funding such amount (the "Equity Cure"), whereby the non-defaulting Investor (or its designee) so funding will be entitled to receive the New Interests that would otherwise have been issued to the defaulting Investor in respect of such New Equity Investment Commitment and the defaulting Investor will cease to have any further rights in respect of such amount or obligations hereunder. 11. Governing Law; Jurisdiction; Waiver of Jury Trial. (a) This Letter and all suits, proceedings, claims or causes of action (whether in contract, tort or otherwise) that in any way is, or may be, directly or indirectly based upon, arising out of, or related to, this Letter or the negotiation, execution, performance, non-performance, interpretation, termination or construction of this Letter, or the legal relationships of the parties to this Letter (whether at law or in equity, and whether in contract, tort or otherwise) (each, a "Proceeding"), shall be construed in accordance with, governed for all purposes by, and enforced pursuant to the internal substantive laws of the State of New York applicable to contracts executed and to be wholly performed within New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York. (b) Any Proceeding arising out of or related to this Letter, or judgment entered by any court in respect thereof, shall be brought exclusively in the United States District Court for the Southern District of New York or any New York state court, in each case, sitting in the Borough of Manhattan of the City of New York. Notwithstanding the foregoing consent to jurisdiction, upon commencement of the Chapter 11 Cases, each party to this Letter agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Letter, to the extent possible, in the Bankruptcy Court, and solely in connection with claims arising under this Letter: (i) irrevocably submits to the exclusive jurisdiction of the Bankruptcy Court; (ii) waives any objection to laying venue in any such action or proceeding in the Bankruptcy Court; and (iii) waives any objection that the Bankruptcy Court is an inconvenient forum or does not have jurisdiction over any party to this Letter (the courts in this clause (b) collectively, the "Designated Courts"). The parties to this Letter irrevocably agree and consent to be subject to the exclusive jurisdiction of the Designated Courts for the purpose of any Proceeding arising out of or related to this Letter. (c) Each party to this Letter irrevocably waives, to the fullest extent permitted by law, any objection which it may now or after the date of this Letter have to the laying of venue of any Proceeding arising out of or relating to this Letter in any Designated Court or any judgment entered by any of the Designated Courts and also irrevocably waives any claim that any Proceeding brought in the Designated Courts has been brought in an inconvenient forum. Notwithstanding the foregoing, if the Chapter 11 Cases are commenced, nothing in this Section 11 shall limit the authority of the Bankruptcy Court to hear any matter under or arising out of this Letter. (d) Each party acknowledges and agrees that any controversy that is, or may be, directly or indirectly based upon, arising out of, or related to, this Letter or the negotiation, execution, performance, non-performance, interpretation, termination or construction of this Letter, or the legal relationships of the parties to this Letter, is likely to involve complicated and difficult issues. Therefore, each party irrevocably and unconditionally

13 waives to the fullest extent permitted by law any right such party may have to a trial by jury in respect of any Proceeding, in each case, whether now existing or arising after the date of this Letter, and whether in contract, tort, equity or otherwise. Each party certifies and acknowledges that (i) no representative, agent or attorney or any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) such party understands and has considered the implications of this waiver, (iii) such party makes this waiver voluntarily and (iv) such party has been induced to enter into this Letter by, among other things, the mutual waivers and certifications of this Section 11(d). Any party may file an original counterpart or a copy of this Letter with any court as written evidence of the consent of the parties to the waiver of their right to trial by jury. 12. No Assignment. The rights and obligations under this Letter may not be assigned by any party, directly or indirectly (by operation of law or otherwise), without the prior written consent of the other parties to this Letter, except as expressly permitted by Section 4 hereof. Notwithstanding the foregoing, (a) each Investor's obligation to fund all or any portion of the Equity Investment set forth in this Letter and any of its rights herein may be assigned by such Investor to one or more of its Affiliates or, in accordance with Section 4 hereof, to one or more Designated Purchasers; provided that no such assignee shall fund any portion of the Equity Investment or receive any New Interests unless it has first delivered to the Company a Joinder, and (b) the rights of the Company Parties under this Letter may be assigned to New Getty Images. Any attempted or purported assignment in contravention of this Section 12 shall be null and void and of no force or effect. Any assignment permitted under this Section 12 shall not relieve the assigning party of its obligations under this Letter, except to the extent such obligations are actually satisfied by the applicable assignee or in accordance with Section 10(b) above. 13. Counterparts. This Letter may be executed in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. A signature delivered by facsimile transmission or by electronic mail in portable document format (.pdf) shall be deemed to be an original signature for all purposes under this Letter. 14. Confidentiality. This Letter shall be treated as confidential and is being provided to the other parties to the RSA solely in connection with the transactions contemplated by the RSA. This Letter may not be used, circulated, quoted or otherwise referred to in any document, except with the written consent of the Investors. Notwithstanding the foregoing, (i) each Investor may disclose the existence of this Letter (a) to its Affiliates and advisors and (b) to the extent required by law, rule, or regulation and (ii) the Company Parties may file this Letter with the Bankruptcy Court and the Securities and Exchange Commission, if necessary, and disclose its terms, in connection with Solicitation, confirmation of the Plan, and obtaining other necessary relief in Chapter 11 Cases. 15. Investor Representations and Warranties. Each Investor, severally and not jointly, represents and warrants to the Company Parties, as of the date hereof and as of the Restructuring Effective Date, that: (a) it (i) is duly organized and validly existing and in good standing under the

14 applicable laws of the jurisdiction of its formation, and has all limited partnership, corporate, limited liability company or equivalent power and authority to execute, deliver and perform this Letter, or (ii) for any Investor that is a natural person, has the legal capacity to execute, deliver, and perform this Letter; (b) its execution, delivery and performance of this Letter have been duly and validly authorized and approved by all necessary limited partnership, corporate, limited liability company or equivalent action and will not violate its organizational and governing documents, any material contract to which it is a party, or any applicable law, or for any Investor that is a natural person, its execution, delivery and performance of this Letter will not violate any material contract to which such Investor is a party, or any applicable law; (c) this Letter has been duly and validly executed and delivered by such Investor and constitutes a valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except that such enforceability may be: (i) limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar applicable laws of general application relating to or affecting creditors' rights generally; and (ii) subject to general equitable principles (whether considered in a proceeding in equity or at law); (d) it is (i) a "qualified institutional buyer" as defined in Rule 144A under the Securities Act, or (ii) an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act; (e) it is acquiring the New Interests and/or the New Preferred Interests, as the case may be, for its own account (or for the account of one or more Designated Purchasers, each of which satisfies the representation in clause (d) above) for investment purposes only and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act or any applicable state or other securities laws; (f) it understands and acknowledges that (i) the New Interests and the New Preferred Interests have not been, and except as may be expressly provided in the Plan or the Confirmation Order will not be, registered under the Securities Act or any state or other applicable securities laws, (ii) the New Interests and the New Preferred Interests will be issued in reliance upon one or more exemptions from registration, including section 1145 of the Bankruptcy Code and/or section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, (iii) the New Interests and the New Preferred Interests may constitute "restricted securities" that may not be offered, sold, pledged or otherwise transferred except pursuant to an effective registration statement or an available exemption from registration, and may bear a legend to that effect, and (iv) there is no established public trading market for the New Interests and the New Preferred Interests and none is expected to develop; (g) it has such knowledge, sophistication and experience in financial and business matters as to be capable of evaluating the merits and risks of the Equity Investment, is able to bear the economic risk of, and a complete loss of, the Equity Investment, and has had the opportunity to conduct its own independent investigation of the Company Parties and to ask questions of, and receive answers from, the Company Parties;

15 (h) it has (i) access to such information that it has determined to be adequate regarding (x) the Company Parties and (y) this Letter and the Transactions, (ii) such knowledge and experience in finance and business matters of this type that it is capable of evaluating the merits and risks of entering into this Letter and capable of making an informed investment decision with respect hereto and (iii) has independently, and without reliance upon any statement, representation or warranty of any Company Party, other than those expressly set forth in Section 16 of this Letter, made its own analysis and decision to enter into this Letter; (i) it has, and will have as of the Restructuring Effective Date, available funds and uncalled capital commitments sufficient to fund its New Equity Investment Commitment in full; and (j) in the case of KED, it (together with its Affiliates) is (or in the case of the DIP Claims, will be as of the Restructuring Effective Date) the beneficial owner of, or has investment and voting authority with respect to, the DIP Claims and EUR Term Loan Claims to be equitized pursuant to the Equitization Commitment in the aggregate amounts set forth on Schedule 1 hereto (as updated by the Final Allocation Schedule), free and clear of all liens, claims and encumbrances other than those that would not adversely affect the consummation of the Equitization Commitment. 16. Company Parties' Representations and Warranties. Each Company Party represents, warrants, and covenants to the Investors, as of the date hereof and as of the Restructuring Effective Date, that: (a) it has all requisite corporate power and authority to enter into this Letter and to carry out the transactions contemplated by, and perform its obligations under, this Letter the execution and delivery of this Letter and the performance of its obligations hereunder have been duly authorized by all necessary corporate, partnership or limited liability company action on its part; (b) it shall comply with and perform, in all material respects, all covenants and agreements required to be performed or complied with under the RSA and shall take or cause to be taken all steps reasonably necessary and desirable to pursue, support, obtain additional support for, solicit, implement, and consummate the Transactions in accordance with the terms and conditions set forth in this Letter and the RSA; (c) it is a duly organized, validly existing corporation, limited liability company, or other entity and in good standing under the laws of the jurisdiction of its organization and has power and authority to own and operate its properties, to lease the property it operates under lease and to conduct its business, except where any such failure to own and/or operate, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect; (d) it shall not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, or submit to, or file with, the SEC a registration statement under the Securities Act relating to any equity securities of the Company Parties (the "Equity Securities") or any securities convertible into or exercisable or

16 exchangeable for Equity Securities, or (ii) enter into any hedging, swap or other agreement or transaction that transfers, in whole or in part, any of the economic consequences of ownership of Equity Securities or any such other securities, where any such transaction described in clause (i) or (ii) above is to be settled by delivery of Equity Securities or such other securities, in cash or otherwise, or (iii) incur or permit any of its subsidiaries to incur, any indebtedness, in each case other than as contemplated by this Letter and the RSA, without the prior written consent of the Investors; and (e) it has not taken and shall not take any action that is inconsistent with, or that would be reasonably expected to prevent, interfere with, delay or impede the consummation of, the Transactions. 17. No Recourse. Notwithstanding anything that may be expressed or implied in this Letter or any document or instrument delivered in connection with this Letter or otherwise, and notwithstanding the fact that an Investor may be a partnership: (a) no Person other than the Investors and the Company Parties has any obligations under this Letter and no recourse shall be had against any other Person under this Letter; (b) no personal liability shall attach under this Letter to (i) any Affiliate, stockholder, partner, member, manager, director, officer, representative, agent or employee of any Investor or any of its successors or assigns, (ii) any Affiliate, stockholder, partner, member, manager, director, officer, representative, agent or employee of any other Consenting Stakeholder or any of its successors or assigns, or (iii) any Affiliate, stockholder, partner, member, manager, director, officer, representative, agent, employee, successor or assignee of any of the foregoing, in each case whether current, former or future (each such person or entity, a "Representative"), whether by or through attempted piercing of the corporate veil, by or through a claim by or on behalf of any Company Party or the Consenting Stakeholders against any Representative, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any law, or otherwise; and (c) recourse against an Investor pursuant to this Letter shall be the sole and exclusive remedy of the Company Parties against such Investor or any of its Representatives in respect of any liabilities or obligations arising under this Letter. The limitation on remedies set forth in this Section 17 shall apply without regard to whether any claim or action sounds in contract, tort or any other claim or legal theory, and whether at law or in equity. Without limiting the foregoing, the limitation on remedies set forth in this Section 17 shall apply to any claim or action directly or indirectly (i) arising under, or in connection with, this Letter or in connection with the transactions contemplated by this Letter or (ii) in respect of any oral representations or warranties made or alleged to have been made in connection with this Letter or in connection with the transactions contemplated by this Letter. The limitations set forth in this Section 17 fully apply without regard to whether any Consenting Stakeholder breaches its obligations under the RSA or the Plan, with the sole exceptions of the Company Parties' and each Investor's rights to seek specific performance to cause an Investor to fund the Equity Investment under the conditions and limitations set forth in this Letter. Notwithstanding anything to the contrary in this Letter, the limitation on remedies set forth in this Section 17 shall not apply to (a) the remedies set forth in the RSA, the Plan, or other Definitive Documents available to the

17 applicable parties thereto or (b) an act or omission that is judicially determined by a final order of a court of competent jurisdiction to have constituted actual fraud, willful misconduct, or gross negligence. 18. Indemnification. The Company Parties shall, jointly and severally, indemnify and hold harmless each Investor and each of its Related Parties (each, an "Indemnified Party") from and against any and all losses, claims, damages, liabilities, costs, and expenses (including the reasonable and documented fees and expenses of counsel) arising out of or relating to this Letter or any Equity Investment set forth herein, and shall reimburse each Indemnified Party for all such amounts as incurred; provided that no Indemnified Party shall be indemnified for any loss, claim, damage, liability, cost, or expense (a) in connection with such Indemnified Party's breach of this Letter or (b) to the extent determined by a final, non-appealable order of a court of competent jurisdiction to have resulted primarily from such Indemnified Party's actual fraud, gross negligence, or willful misconduct. The obligations under this Section 18 shall be in addition to, and shall not limit, any indemnification obligation of the Company Parties existing as of the date of this Letter, shall constitute allowed administrative expense claims of the Debtors' estates, and shall survive any termination of this Letter and the occurrence of the Restructuring Effective Date. As used herein, "Related Parties" means, with respect to any party, such party's current and former Affiliates, and such Entity's and such Affiliates' current and former equity holders, subsidiaries, officers, directors, managers, principals, members, partners, employees, agents, trustees, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, management companies, fund advisors, and other professionals, and such party's respective heirs, executors, estates, successors, and nominees, in each case in their capacity as such. 19. Severability. In the event that any provision of this Letter, or the application of this Letter, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, or incapable of being enforced under any applicable law, the remainder of this Letter will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties to this Letter. The parties to this Letter further agree to replace such void or unenforceable provision of this Letter with a valid and enforceable provision that will achieve, to the fullest extent possible, the economic, business and other purposes and effects of such void or unenforceable provision. Notwithstanding the foregoing, this Letter may not be enforced without giving full force and effect to the limitations set forth in this Section 19 and Sections 6-12 and 15-18 of this Letter. 20. Miscellaneous. The parties to this Letter agree that they have each been represented by counsel during the negotiation and execution of this Letter and have participated jointly in the drafting of this Letter. Consequently, each of the parties to this Letter waives the application of any law, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document. The descriptive headings set forth in this Letter are inserted for convenience of reference only and are not intended to be part of or to describe, interpret, define or limit the scope, extent or intent of this Letter or any provision of this Letter. [SIGNATURE PAGE FOLLOWS]

[Signature Page to Equity Commitment Letter] Agreed to and accepted: GETTY IMAGES HOLDINGS, INC. GRIFFEY MIDCO (DE), LLC ABE INVESTMENT HOLDINGS, INC. GETTY IMAGES, INC. GETTY IMAGES (US), INC. GETTY IMAGES NEWS SERVICES (PRC), INC. GETTY IMAGES (SEATTLE), INC. By: Name: Craig Peters Title: Chief Executive Officer Docusign Envelope ID: 09D65D78-33BF-8EB8-8240-9AA25F5D2E60

[On file with the Company] Plan Sponsor Signature Pages and Schedule 1 (Allocation Schedule) to Equity Commitment Letter

Exhibit D Exit Term Sheet

Execution Version THIS EXIT TERM SHEET IS NOT AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN WITHIN THE MEANING OF SECTION 1125 OF THE BANKRUPTCY CODE. ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE. NOTHING CONTAINED IN THIS EXIT TERM SHEET SHALL BE AN ADMISSION OF FACT OR LIABILITY OR, UNTIL THE OCCURRENCE OF THE AGREEMENT EFFECTIVE DATE OF THE RESTRUCTURING SUPPORT AGREEMENT ("RSA") ON THE TERMS DESCRIBED HEREIN AND IN THE RSA, DEEMED BINDING ON ANY OF THE PARTIES HERETO. EXIT TERM SHEET INTRODUCTION This Exit Term Sheet describes the principal terms of the New RCF, the New Term Loans, and the New Notes (collectively, the "Exit Facilities") to be incurred by the applicable Reorganized Company Parties in connection with the Restructuring Transactions, as further described in the RSA and the Restructuring Term Sheet. Capitalized terms used and not otherwise defined herein shall have the meaning given to such terms in the RSA or the Restructuring Term Sheet. This Exit Term Sheet is proffered in the nature of a settlement proposal in furtherance of settlement discussions. Accordingly, this Exit Term Sheet and the information contained herein are entitled to protection from any use or disclosure to any party or person pursuant to Rule 408 of the Federal Rules of Evidence and any other applicable rule, statute, or doctrine of similar import protecting the use or disclosure of confidential settlement discussions. This Exit Term Sheet does not include a description of all terms, conditions, and other provisions that will be contained in the Definitive Documents governing the Exit Facilities, which remain subject to negotiation and completion in accordance with the RSA. The Definitive Documents governing the Exit Facilities will not contain any material terms or conditions that are inconsistent with this Exit Term Sheet or the RSA. This Exit Term Sheet incorporates the rules of construction as set forth in the RSA.

2 GENERAL PROVISIONS REGARDING THE EXIT FACILITIES Loan Parties The Reorganized Company Parties [except New Getty Images] 1, plus material subsidiaries in material non-U.S. jurisdictions (in each case with materiality to be determined in good faith by the Required Consenting Secured Lenders and the Required Consenting RCF Lenders) (the "Loan Parties"), subject to applicable law, customary local law guarantee limitations, and customary materiality, tax, and cost- benefit limitations, in the case of each of the exclusions and limitations, as determined in good faith by the Required Consenting Secured Lenders and the Required Consenting RCF Lenders, in each case in accordance with the Documentation Principles and subject to the consent rights set forth in the RSA. New Credit Agreement Agent JPMorgan Chase Bank, N.A., shall be appointed as administrative agent and collateral agent for the New Credit Agreement and will perform the duties customarily associated with such roles (in such capacities, the "New Credit Agreement Agent"). For the avoidance of doubt, the New Credit Agreement shall contain customary provisions with respect to secured cash management obligations and, in furtherance of the foregoing, each Consenting RCF Lender (or applicable Affiliate of such Consenting RCF Lender) that is a party to any Cash Management Agreement (as defined in the Credit Agreement) on the Restructuring Effective Date shall be a "Cash Management Bank" under the New Credit Agreement. New Notes On the Restructuring Effective Date, the applicable Reorganized Company Party (the "New Issuer")2 shall issue the New Notes on the following material terms: (a) Principal Amount: $580,000,000.003 (b) Maturity: April 2032 (c) Interest Rate: Consolidated First Lien Debt to Consolidated EBITDA Ratio Interest Rate > 3.00x 10.500% ≤ 3.00x but > 2.50x 10.000% ≤ 2.50x but > 2.00x 9.500% ≤ 2.00x 9.000% (d) Amortization: none (e) Guarantors: the Loan Parties other than the New Issuer (f) ECF Sweep: none (g) Minimum Liquidity Covenant: none 1 Subject to ongoing review and discussion (including tax review). 2 The New Issuer shall be designated in the Restructuring Transaction Steps. The identity of the New Issuer shall be acceptable to the Consenting Shareholders. 3 Principal amount of the USD Term Loans and the 11.25% Secured Notes will convert to the New Notes on the Restructuring Effective Date pursuant to the Plan.

3 GENERAL PROVISIONS REGARDING THE EXIT FACILITIES (h) Call protection: a. greater of 101% or make whole (present value of 105.250% plus interest) through February 2027; 105.250% through February 2028; 102.625% through February 2029; par thereafter b. during the period in which call protection remains applicable, any optional redemption funded with cash other than proceeds of indebtedness or M&A shall be at par c. any redemption funded, directly or indirectly, with proceeds of indebtedness or via M&A shall pay the full applicable premium, including make whole d. following the expiration of the call protection period, all redemption shall be at par New EUR Term Loans On the Restructuring Effective Date, the New Issuer or another Reorganized Company Party (the "New Borrower")4 shall incur the New EUR Term Loans on the following material terms: (a) Principal Amount: €313,900,000.00 (b) Maturity: April 2032 (c) Interest Rate: Consolidated First Lien Debt to Consolidated EBITDA Ratio Interest Rate > 3.00x EURIBOR + 5.25% ≤ 3.00x but > 2.50x EURIBOR + 4.75% ≤ 2.50x but > 2.00x EURIBOR + 4.25% ≤ 2.00x EURIBOR + 3.75% (d) Amortization: 5% per annum, payable in equal quarterly installments commencing with the fiscal quarter ending June 30, 2027. (e) Other Economic Terms: the New Borrower shall pay all reasonable and documented out-of-pocket legal fees and expenses of one counsel to the Required Consenting Secured Lenders and the New Credit Agreement Agent (and to the extent required, one local counsel in any relevant jurisdiction and, solely in the case of an actual or potential conflict of interest, one additional counsel (and local counsel)) (f) Guarantors: the Loan Parties other than the New Borrower (g) ECF Sweep: none (h) Minimum Liquidity Covenant: none (i) Call protection: 101% through February 2027, par thereafter 4 The New Borrower shall be designated in the Restructuring Transaction Steps. The identity of the New Borrower shall be acceptable to the Consenting Shareholders.

4 GENERAL PROVISIONS REGARDING THE EXIT FACILITIES New RCF On the Restructuring Effective Date, the New Borrower shall enter into the New RCF on the following material terms: (a) Commitment: $150,000,000.00, which shall be established after giving effect to the conversion of the Revolving Loans and Revolving Credit Commitments (as defined in the Credit Agreement) to revolving loans and revolving commitments, respectively, under the New Credit Agreement, and such Commitment shall be fully undrawn to be reborrowed in accordance with the terms of the New Credit Agreement after giving effect to the payment in full in cash of revolving loans and accrued and unpaid interest and fees with respect to such revolving loans and revolving credit commitments under the New Credit Agreement substantially contemporaneously with, and subject to, the Restructuring Effective Date with proceeds of the New Equity Investment. (b) Maturity: January 2031 (c) Interest Rate: Consolidated Debt to Consolidated EBITDA Ratio Term Benchmark Loans Base Rate Loans < 3.50:1.00 3.00% 2.00% ≥ 3.50:1.00 but < 4.00:1.00 3.25% 2.25% ≥ 4.00:1.00 3.50% 2.50% (d) Financial Covenant: Max Leverage Covenant (as defined below) (e) Other economic terms: all other economic terms, including commitment fees and letter of credit fees to remain the same as the Credit Agreement; provided that, for the avoidance of doubt, the Debtors shall pay on the Restructuring Effective Date and on a go-forward basis all reasonable and documented out- of-pocket legal fees and expenses of one counsel to the Required Consenting RCF Lenders and the New Credit Agreement Agent (and to the extent required, one local counsel in any relevant jurisdiction and, solely in the case of an actual or potential conflict of interest, one additional counsel (and local counsel)) (f) Guarantors: the Loan Parties other than the New Borrower (g) ECF Sweep: none (h) Minimum Liquidity Covenant: none (i) Anti-Cash Hoarding: anti-cash hoarding covenant that ensures the New RCF Commitments are not drawn and revolving loans under the New Credit Agreement are repaid, as applicable, at any time the Loan Parties have unrestricted cash and cash equivalents in excess of $150,000,000 (the "Anti- Cash Hoarding Covenant") (j) Use of Proceeds: proceeds of the New RCF Facility shall be used (i) for working capital and other general corporate purposes and (ii) to redeem the New Preferred Interests (as defined in the Restructuring Term Sheet) as set forth in the Restructuring Term Sheet

5 GENERAL PROVISIONS REGARDING THE EXIT FACILITIES Fees The Exit Facilities shall not include any extension premium or exit premium (other than the call protection as set forth herein). Certain Definitions "Consolidated Debt to Consolidated EBITDA Ratio" shall have the meaning set forth in the Credit Agreement, mutatis mutandis, and for the avoidance of doubt, shall be subject to up to $150,000,000 of cash netting. "Consolidated First Lien Debt to Consolidated EBITDA Ratio" shall have the meaning set forth in the Credit Agreement, mutatis mutandis, and for the avoidance of doubt, shall be subject to up to (x) $150,000,000 of cash netting or (y) solely in connection with calculating the Consolidated First Lien Debt to Consolidated EBITDA Ratio for purposes of the applicable pricing grid, subject to a cap of up to $75,000,000 of cash netting. The definition of consolidated EBITDA for the purpose of calculating the Max Leverage Covenant (as defined below) (the "Covenant Consolidated EBITDA") shall have the meaning set forth in the Credit Agreement, and the definition of consolidated EBITDA for all other purposes (the "Consolidated EBITDA") shall be agreed by the Company Parties, the Consenting Shareholders and the Required Consenting Secured Lenders. "Max Leverage Covenant" means, with respect to the New RCF, that the Consolidated Debt to Consolidated EBITDA Ratio shall not exceed 4.75:1.00, tested quarterly commencing with the fiscal quarter ending on June 30, 2027 and on a pro forma basis upon any draw of the New RCF. Priority & Collateral The Exit Facilities shall be secured by, and in each case, consistent with the Documentation Principles: (a) First-priority lien on all assets currently securing the EUR Term Loans, the USD Term Loans, the Revolving Loans, and the 11.25% Secured Notes; (b) First-priority lien on all unencumbered property of the Loan Parties, including, without limitation, (i) 100% of the Loan Parties' Equity Interests in any of their direct foreign subsidiaries, (ii) deposit account control agreements, and (iii) any other property not previously pledged to secure the EUR Term Loans, the USD Term Loans, the Revolving Loans, and the 11.25% Secured Notes, including liens on certain foreign collateral in material jurisdictions, with materiality to be agreed in good faith by the Required Consenting Secured Lenders and the Required Consenting RCF Lenders (including pledges of equity directly held by grantors organized in such jurisdictions), subject to customary agreed security principles and customary materiality, tax, and cost-benefit limitations, in the case of each of the exclusions and limitations, as determined in good faith by the the Required Consenting Secured Lenders and the Required Consenting RCF Lenders; and (c) Negative pledge over Equity Interests not owned by the Loan Parties. The New Notes and the New EUR Term Loans shall rank pari passu in lien and payment priority with the New RCF, shall be secured by the same Collateral and have the same obligors.

6 GENERAL PROVISIONS REGARDING THE EXIT FACILITIES Documentation The Exit Facilities shall be documented in accordance with the following principles (collectively, the "Documentation Principles"): (a) the New EUR Term Loans and the New RCF shall be documented by the New Credit Agreement, which shall be based on the Credit Agreement, and the New Notes shall be documented by the New Notes Indenture, which shall be based on the 11.25% Secured Notes Indenture, in each case, with modifications to reflect the terms and provisions set forth in this Exit Term Sheet and other modifications as may be mutually agreed upon among (i) the Required Consenting Secured Lenders with respect to the applicable Exit Facility, (ii) the Required Consenting RCF Lenders, solely with respect to the provisions in the New Term Loan Documents that relate to the New RCF, (iii) the Consenting Shareholders, and (iv) the Company Parties; (b) the New Credit Agreement and the New Notes Indenture shall include covenants, thresholds, baskets, representations and warranties, events of default, and similar terms and provisions that provide (i) sufficient flexibility for ordinary course operations, acquisitions, and financing activities consistent with the business plan of the Reorganized Company Parties and reasonably acceptable to the Required Consenting Secured Lenders and (ii) liability management protections customary for "post-LME" debt documentation, including appropriate anti-priming and anti-dropdown provisions and an LME "omni" blocker; (c) (i) the Required Consenting RCF Lenders shall have a reasonable consent right over the New Credit Agreement and certain other definitive documentation, consistent with the RSA and (ii) with respect to amending the New Credit Agreement after the Restructuring Effective Date, (A) amendment, waiver or other modification of any RCF-specific and RCF- protective provision (including, without limitation, the "omni" blocker) shall require the consent of the "Required Revolving Lenders" (except where the Credit Agreement provides for a higher consent threshold) and (B) all other amendments shall require the consent of the "Required Lenders" in each case, with definitions substantially consistent with the definitions in the Credit Agreement and subject to customary "sacred rights" consistent with exit facilities of this type; and (d) consent of the New Credit Agreement Agent shall be required with respect to amendments and waivers directly affecting its rights or duties. The relationship among the Exit Facilities shall be governed by a pari passu intercreditor agreement, which shall be in form and substance satisfactory to the New Credit Agreement Agent and the Required Consenting RCF Lenders and shall be reasonably satisfactory to the Consenting Shareholders, and the New Credit Agreement Agent shall be the "controlling secured party" thereunder. Redemption of New Preferred Interests The documentation governing the Exit Facilities shall permit the Reorganized Company Parties (through a separate restricted payment capacity and otherwise) to redeem the New Preferred Interests (as defined in the Restructuring Term Sheet) by paying the Consenting Shareholder holder thereof an amount equal to the Delayed Draw DIP Amount (as defined in the Restructuring Term Sheet), provided, such

7 GENERAL PROVISIONS REGARDING THE EXIT FACILITIES separate basket shall not include basket capacity to pay any PIK interest, dividends or fees accrued on the New Preferred Interests after the Restructuring Effective Date. Provisions in the documentation governing the Exit Facilities (including (but not limited to) any general restricted payment basket) that would permit the Reorganized Company Parties to pay any accrued PIK interest, dividends or fees in respect of the New Preferred Interests or any other instrument remain subject to negotiation by and among the Consenting Shareholders, the Company Parties, the Consenting Secured Lenders, and the Consenting RCF Lenders; provided that, it is understood and agreed that the Consenting Secured Lenders and Consenting RCF Lenders reserve all rights with respect to such provisions. Covenants and Mandatory Prepayments The Exit Facilities shall not include any (a) financial covenant with regards to the New Notes and New EUR Term Loans, (b) minimum liquidity condition, or (c) excess cash flow sweep. The covenants of the Exit Facilities shall otherwise be consistent with the Documentation Principles and acceptable to the Consenting Shareholders. Conditions Precedent The New Notes Documents and the New Term Loan Documents shall include usual and customary conditions precedent in form and substance acceptable to the Required Consenting Secured Lenders, Required Consenting RCF Lenders, and the Consenting Shareholders with respect to the applicable Exit Facility and consistent with the Documentation Principles, including, but not limited to: (a) satisfaction of diligence; (b) investment committee approval; (c) the Loan Parties shall provide all documentation reasonably requested in writing at least ten (10) days prior to the Restructuring Effective Date that is required by regulatory authorities under applicable "know your customer" and anti-money-laundering rules and regulations, including the PATRIOT Act and OFAC; (d) payment of Consenting Lenders Fees and Expenses incurred by the Consenting Secured Lenders and the Consenting RCF Lenders; (e) the New Notes Documents and the New Term Loan Documents shall be in form and substance reasonably acceptable to (i) the Required Consenting Secured Lenders with respect to the New Notes and the New EUR Term Loans, (ii) the Required Consenting RCF Lenders with respect to the New RCF, and (iii) the Consenting Shareholders with respect to each Exit Facility; and (f) the obligations with respect to the Revolving Loans made under the Credit Agreement and all Revolving Commitments under the Credit Agreement shall be converted to revolving commitments and revolving loans under the New Credit Agreement and all such revolving loans and accrued and unpaid interest and fees with respect to such revolving loans and revolving credit commitments under the New Credit Agreement shall be, subject to the Restructuring Effective Date, and immediately repaid in full in cash substantially contemporaneously with the Restructuring Effective Date using proceeds of the New Equity Investment.

8 GENERAL PROVISIONS REGARDING THE EXIT FACILITIES In addition to the foregoing, the New RCF shall have the following conditions precedent to each borrowing: (a) delivery of a borrowing request; (b) no Default or Event of Default; (c) bring down of representations and warranties; (d) pro forma compliance with Max Leverage Covenant; (e) pro forma compliance with the Anti-Cash Hoarding Covenant; and (f) no prior or concurrent waiver or forbearance of any Specified Event of Default (definition to be mutually agreed but in any event to be limited to payment defaults, bankruptcy events and cross-acceleration resulting from a payment event of default) unless such waiver or forbearance is consented to by the Required Consenting RCF Lenders. Ratings The Loan Parties shall use commercially reasonable efforts to have the New EUR Term Loans and the New Notes rated by Moody's and S&P within 60 days of the Restructuring Effective Date. Closing Date Restructuring Effective Date Governing Law New York law

Exhibit E Form of Joinder

Joinder Agreement to Restructuring Support Agreement The undersigned (the "Joinder Party") hereby acknowledges that it has reviewed and understands the Restructuring Support Agreement dated as of __________ (the "Agreement"),1 by and among Getty Images Holdings, Inc. and its affiliates and subsidiaries bound thereto and the Consenting Stakeholders and agrees to be bound by the terms and conditions thereof to the extent the other Parties are thereby bound, and shall be deemed a "Consenting Secured Lender" or a "Consenting Unsecured Noteholder," as applicable, under the terms of the Agreement. The undersigned Joinder Party specifically agrees to be bound by the terms and conditions of the Agreement and makes all representations and warranties contained therein as of the date of this joinder and any further date specified in the Agreement. This joinder agreement shall be governed by the governing law set forth in the Agreement. [Signature Page Follows] 1 Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

Date Executed: ______________________________________ Name: Title: Address: E-mail address(es): Aggregate Amounts Beneficially Owned or Managed on Account of: Revolving Loans EUR Term Loans USD Term Loans 11.25% Secured Notes 9.75% Notes 14.00% Notes

Exhibit F Form of Transfer Agreement

Transfer Agreement The undersigned ("Transferee") hereby acknowledges that it has read and understands the Restructuring Support Agreement, dated as of __________ (the "Agreement"),1 by and among Getty Images Holdings, Inc. and its affiliates and subsidiaries bound thereto and the Consenting Stakeholders, including the transferor to the Transferee of any Company Claims/Interests (each such transferor, a "Transferor"), and agrees to be bound by the terms and conditions thereof to the extent the Transferor was thereby bound, and shall be deemed a "Consenting RCF Lender," "Consenting Secured Lender," or a "Consenting Unsecured Noteholder," as applicable, under the terms of the Agreement. The Transferee specifically agrees to be bound by the terms and conditions of the Agreement and makes all representations and warranties contained therein as of the date of the Transfer, including the agreement to be bound by the vote of the Transferor if such vote was cast before the effectiveness of the Transfer discussed herein. [Signature Page Follows] 1 Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

Date Executed: ______________________________________ Name: Title: Address: E-mail address(es): Aggregate Amounts Beneficially Owned or Managed on Account of: Revolving Loans EUR Term Loans USD Term Loans 11.25% Secured Notes 9.75% Notes 14.00% Notes